                                                Filed Pursuant to Rule 424(b)(3)
     Registration No. 333-084656, 333-084652, 333-090487, 333-090475, 333-084654


                         MORGAN STANLEY SPECTRUM SERIES

                      MORGAN STANLEY SPECTRUM SELECT L.P.

                     MORGAN STANLEY SPECTRUM TECHNICAL L.P.

                     MORGAN STANLEY SPECTRUM STRATEGIC L.P.

                  MORGAN STANLEY SPECTRUM GLOBAL BALANCED L.P.

                     MORGAN STANLEY SPECTRUM CURRENCY L.P.

                               ------------------

                                   SUPPLEMENT
                                       TO
                        PROSPECTUS DATED APRIL 30, 2002

    You should read this supplement together with the prospectus dated
April 30, 2002. All page and section references in this supplement relate to the prospectus, except references to pages preceeded by "S-", which relate to this supplement.

                            ------------------------


                             MORGAN STANLEY DW INC.
                The date of this Supplement is January 24, 2003

                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
Notice to Investors.........................................     S-1

Summary.....................................................     S-1

Risk Factors................................................     S-2

Use of Proceeds.............................................     S-4

The Spectrum Series.........................................     S-5

Selected Financial Data and Selected Quarterly Financial
  Data......................................................     S-9

Management's Discussion and Analysis of Financial Condition
  and Results of Operations.................................    S-14

Quantitative and Qualitative Disclosures About Market
  Risk......................................................    S-19

The General Partner.........................................    S-25

The Trading Advisors........................................    S-28

Potential Advantages........................................    S-38

Supplemental Performance Information........................    S-44

Financial Statements........................................    S-73


                                      (i)

                              NOTICE TO INVESTORS


    Effective January 31, 2003, Morgan Stanley Spectrum Commodity L.P. is expected to terminate and, as such, will no longer be part of the Spectrum Series of continuously offered funds. Since subscriptions for Spectrum Commodity are no longer being accepted by the general partner, the disclosure relating to Spectrum Commodity contained in the prospectus dated April 30, 2002, is no longer relevant to making an investment decision.


                                    SUMMARY

    THE FOLLOWING UPDATES AND REPLACES THE BREAK EVEN ANALYSIS CONTAINED ON PAGE 7, AND PAGE 12.

                              BREAK EVEN ANALYSIS

    Following is a table that sets forth the fees and expenses that you would incur on an initial investment of $5,000 in each partnership and the amount that your investment must earn, after taking into account estimated interest income, in order to break even after one year and after more than two years. The fees and expenses applicable to each partnership are described above.


                                                                                        SPECTRUM
                                                     SPECTRUM   SPECTRUM    SPECTRUM     GLOBAL    SPECTRUM
                                                      SELECT    TECHNICAL   STRATEGIC   BALANCED   CURRENCY
                                                     --------   ---------   ---------   --------   --------
                                                        $          $           $           $          $
Management Fee.....................................   150.00     127.50(1)   150.00       62.50     100.00
Brokerage Fee......................................   362.50     362.50      362.50      230.00     230.00
Less: Interest Income (2)..........................   (50.00)    (50.00)     (50.00)     (62.50)    (50.00)
Incentive Fee (3)..................................    --         --          --          --         --
Redemption Charge (4)..............................   102.04     102.04      102.04      102.04     102.04
Amount of trading profits a partnership must earn
  for you to recoup your initial investment at the
  end of one year after paying a redemption
  charge...........................................   564.54     542.04      564.54      332.04     382.04
Trading profits as percentage of net assets that a
  partnership must earn for you to recoup your
  initial investment at the end of one year after
  paying a redemption charge.......................    11.29%     10.84%      11.29%       6.64%      7.64%
Amount of trading profits a partnership must earn
  each year for you to recoup your initial
  investment after two years with no redemption
  charge...........................................   462.50     440.00      462.50      230.00     280.00
Trading profits as percentage of net assets that a
  partnership must earn each year for you to recoup
  your initial investment after two years with no
  redemption charge................................     9.25%      8.80%       9.25%       4.60%      5.60%


---------


(1) Because the rate of the management fee payable to each trading advisor for Spectrum Technical is different for each trading advisor a blended rate of 2.55% was used for this calculation.


(2) The partnerships do not directly invest in interest-bearing instruments. Instead, each partnership is paid interest by Morgan Stanley DW at the blended rate Morgan Stanley DW earns on its U.S. Treasury bill investments with all customer segregated funds, as if 80% (100% in the case of Spectrum Global Balanced) of the partnership's average daily net assets for the month were invested at that rate. The rate used in each calculation was estimated based upon current Treasury bill rates of approximately 1.25%. Investors should be aware that the break even analysis will fluctuate as interest rates fluctuate, with the break even percentage declining as interest rates increase or increasing as interest rates decline.

(3) Incentive fees are paid to a trading advisor only on trading profits earned on the assets of the partnership managed by that trading advisor. Trading profits are determined after deducting all partnership expenses attributable to the partnership assets managed by the trading advisor, other than any extraordinary expenses, and do not include interest income. Therefore, incentive fees will be zero at the partnership's break even point on the assets managed by the trading advisor. Note, however, that because one trading advisor to a partnership could be profitable and earn an incentive fee while the other trading advisors are unprofitable such that the partnership has an overall trading loss, it is possible for a partnership to pay an incentive fee at a time when it has incurred overall losses.

(4) Units redeemed at the end of 12 months from the date of purchase are generally subject to a 2% redemption charge; after 24 months there is no redemption charge.

                                  RISK FACTORS


    THE FOLLOWING UPDATES AND REPLACES THE FOLLOWING RISK FACTORS ON PAGES 9-14.


    THE PARTNERSHIPS' TRADING IS HIGHLY LEVERAGED. The trading advisors for each partnership use substantial leverage when trading, which could result in immediate and substantial losses. For example, if 10% of the face value of a contract is deposited as margin for that contract, a 10% decrease in the value of the contract would cause a total loss of the margin deposit. A decrease of more than 10% in the value of the contract would cause a loss greater than the amount of the margin deposit.


    The leverage employed by the partnerships in their trading can vary substantially from month to month and can be significantly higher or lower than the averages set forth below. As an example of the leverage employed by the partnerships, set forth below is the average of the underlying value of each partnership's month-end positions for the period November 2001 through October 2002, compared to the average month-end net assets of the partnership during such period. While the leverage employed on a trade will accentuate the trading profit or loss on that trade, one partnership's overall leverage as compared to another partnership's overall leverage does not necessarily mean that it will be more volatile than the other partnership. This can be seen by a review of the monthly rates of return for the partnerships on pages S-5 to S-8.


                            Spectrum Select                      12.0 times net assets

                            Spectrum Technical                   10.5 times net assets

                            Spectrum Strategic                    5.7 times net assets

                            Spectrum Global Balanced              6.6 times net assets

                            Spectrum Currency                     3.3 times net assets

    OPTIONS TRADING CAN BE MORE VOLATILE THAN FUTURES TRADING. Each partnership may trade options on futures. Although successful options trading requires many of the same skills as successful futures trading, the risks are different. Successful options trading requires a trader to accurately assess near-term market volatility because that volatility is immediately reflected in the price of outstanding options. Correct assessment of market volatility can therefore be of much greater significance in trading options than it is in many long-term futures strategies where volatility does not have as great an effect on the price of a futures contract.

    During the period November 2001 through October 2002, only Spectrum Strategic and Spectrum Global Balanced engaged in any significant options trading. Solely for the purpose of quantifying Spectrum Strategic's and Spectrum Global Balanced's options trading as compared to their overall trading, the general partner has calculated a margin level for such partnerships' month-end options positions on a futures equivalent basis. During the period November 2001 through October 2002, Spectrum Strategic's average month-end margin level for its options positions was 13.4% of its total average month-end margin requirements for the period and Spectrum Global Balanced's average month-end margin level for its options positions was 16.7% of its total average month-end margin requirements for the period. You should be aware, however, that in the future the other partnerships may engage in significant options trading and the level of Spectrum Strategic's and Spectrum Global Balanced's options trading could vary significantly.

    TRADING ON FOREIGN EXCHANGES PRESENTS GREATER RISKS TO EACH PARTNERSHIP THAN TRADING ON U.S. EXCHANGES.

    - Each partnership trades on exchanges located outside the U.S. Trading on U.S. exchanges is subject to CFTC regulation and oversight, including for example minimum capital requirements for commodity brokers, regulation of trading practices on the exchanges, prohibitions against trading ahead of customer orders, prohibitions against filling orders off exchanges, prescribed risk disclosure statements, testing and licensing of industry sales personnel and other industry professionals, and record keeping requirements. Trading on foreign exchanges is not regulated by the CFTC or any other U.S. governmental agency or instrumentality and may be subject to regulations that are different from those to which U.S. exchange trading is subject, provide less protection to investors than trading on U.S. exchanges and may be less vigorously enforced than regulations in the U.S.

    - Positions on foreign exchanges also are subject to the risk of exchange controls, expropriation, excessive taxation or government disruptions.

    - A partnership could incur losses when determining the value of its foreign positions in U.S. dollars because of fluctuations in exchange rates.


    Each partnership must deposit margin with respect to the partnership's futures and options contracts on both U.S. exchanges and on foreign exchanges and must deposit margin with respect to its foreign currency forward contracts to assure the partnership's performance on those contracts. Set forth below for each partnership is the average percentage of month-end margin requirements for the period November 2001 through October 2002 that relate to futures and options contracts on foreign exchanges as compared to the partnership's total average month-end margin requirements. This information will provide you with a sense of the magnitude of each partnership's trading on foreign exchanges, and, therefore, the relevance of the risks described in the prior paragraph to each partnership. You should be aware, however, that the percentage of each partnership's margin requirements that relate to positions on foreign exchanges varies from month to month and can be significantly higher or lower than the percentages set forth below.


                                                       %
                                                    --------

Spectrum Select                                       32.5

Spectrum Technical                                    32.3

Spectrum Strategic                                    33.9

Spectrum Global Balanced                              48.2

Spectrum Currency                                      0.0

    THE UNREGULATED NATURE OF THE FORWARDS MARKETS CREATES COUNTERPARTY RISKS THAT DO NOT EXIST IN FUTURES TRADING ON EXCHANGES. Unlike futures contracts, forwards contracts are entered into between private parties off an exchange and are not regulated by the CFTC or by any other U.S. government agency. Because forwards contracts are not traded on an exchange, the performance of those contracts is not guaranteed by an exchange or clearinghouse and the partnership is at risk to the ability of the counterparty to the trade to perform on the forwards contract. Because trading in the forwards markets is not regulated, there are no specific standards or regulatory supervision of trade pricing and other trading activities that occur in those markets. Because the partnerships trade forwards contracts in foreign currency with Morgan Stanley, they are at risk to the creditworthiness and trading practices of Morgan Stanley as the counterparty to the trades.

    Each partnership must deposit margin with respect to the partnership's futures and options contracts on both U.S. exchanges and on foreign exchanges and must deposit margin with respect to its foreign currency forward contracts to assure the partnerships' performance on those contracts. Set forth below for each partnership is the average percentage of month-end margin requirements for the period November 2001 through October 2002 that relate to forwards contracts as compared to the partnership's total average month-end margin requirements. This information will provide you with a sense of the magnitude of each partnership's trading in the forwards contracts markets as compared to its trading of futures and options contracts on regulated exchanges, and, therefore, the relevance of the risks described in the prior paragraphs to each partnership. You should be aware that the percentage of each partnership's margin requirements that relate to forwards contracts varies from month to month and can be significantly higher or lower than the percentages set forth below.

                                                       %
                                                    --------

Spectrum Select                                       17.1

Spectrum Technical                                    28.5

Spectrum Strategic                                     0.0

Spectrum Global Balanced                               2.4

Spectrum Currency                                    100.0

                                USE OF PROCEEDS

    THE FOLLOWING UPDATES AND REPLACES THE TABLE PRESENTED ON PAGE 27.

    At each monthly closing, the trading advisors for each partnership are currently allocated the net proceeds from additional investments received by that partnership, and redemptions from that partnership are allocated to them, in the following proportions:


                                                                    PERCENTAGE OF NET
                                                                   ASSETS ALLOCATED TO
                                                                      EACH TRADING
                                                                      ADVISOR AS OF
SPECTRUM SELECT                          ADDITIONS   REDEMPTIONS    OCTOBER 31, 2002
---------------                          ---------   -----------   -------------------
                                             %            %                 %
  EMC Capital Management, Inc..........       0            0              13.11
  Northfield Trading L.P...............      33 1/3       33 1/3          13.38
  Rabar Market Research, Inc...........      33 1/3       33 1/3          36.33
  Sunrise Capital Management, Inc......      33 1/3       33 1/3          37.16

SPECTRUM TECHNICAL
---------------------------------------
  Campbell & Company, Inc..............      25           25              30.92
  Chesapeake Capital Corporation.......      50           25              22.79
  John W. Henry & Company, Inc.
    Original Investment Program........       0            0              18.34
    Financial and Metals Portfolio.....      25           50              27.92

SPECTRUM STRATEGIC
---------------------------------------
  Allied Irish Capital Management,
    Ltd................................      25           25              26.38
  Blenheim Capital Management, L.L.C...       0           50              42.94
  Eclipse Capital Management, Inc......      75           25              30.67

SPECTRUM GLOBAL BALANCED
---------------------------------------
  SARRIS Advisors, LLC.................     100          100                100

SPECTRUM CURRENCY
---------------------------------------
  John W. Henry & Company, Inc.........      50           50              52.76
  Sunrise Capital Partners, LLC........      50           50              47.23

                              THE SPECTRUM SERIES

    THE FOLLOWING UPDATES AND REPLACES THE TABLE UNDER THE SUB-CAPTION "--GENERAL" ON PAGE 29.

    Following is a summary of information relating to the sale of units of each partnership through October 31, 2002:

                                                                                                   NUMBER       NET
                                                                      TOTAL          GENERAL         OF        ASSET
                                    UNITS        UNITS AVAILABLE     PROCEEDS        PARTNER       LIMITED     VALUE
                                     SOLD           FOR SALE         RECEIVED     CONTRIBUTIONS   PARTNERS    PER UNIT
                                --------------   ---------------   ------------   -------------   ---------   --------
                                                                        $               $                        $
Spectrum Select*..............   8,551,988.541    3,448,011.459    401,021,829      1,810,000      22,086      27.44
Spectrum Technical............  30,047,462.233    3,952,537.767    416,403,282      2,511,984      27,430      18.36
Spectrum Strategic............  12,893,684.914    6,106,315.086    142,406,590        831,000      10,002      11.72
Spectrum Global Balanced......   6,263,230.366    4,736,769.634     87,314,914        533,234       7,179      14.87
Spectrum Currency.............   7,311,598.984    5,688,401.016     85,023,921      2,171,645       7,729      12.43

---------

* The number of units sold has been adjusted to reflect a 100-for-1 unit conversion that took place on June 1, 1998, when Spectrum Select became part of the Spectrum Series of partnerships.

    THE FOLLOWING UPDATES, THROUGH OCTOBER 31, 2002, AND REPLACES THE PERFORMANCE CAPSULES UNDER THE SUB-CAPTION "--PERFORMANCE RECORDS" BEGINNING ON PAGE 33.

                                                                       CAPSULE I

                         PERFORMANCE OF SPECTRUM SELECT

Type of pool: publicly-offered fund
Inception of trading: August 1991
Aggregate subscriptions: $402,831,829
Current capitalization: $285,059,982
Current net asset value per unit: $27.44
Worst monthly % drawdown past five years: (13.12)% (November 2001)
Worst monthly % drawdown since inception: (13.72)% (January 1992)
Worst month-end peak-to-valley drawdown past five years: (23.63)% (22 months, October 1998-July 2000)
Worst month-end peak-to-valley drawdown since inception: (26.78)% (15 months, June 1995-August 1996)
Cumulative return since inception: 174.40%

                                                                MONTHLY PERFORMANCE
                           ----------------------------------------------------------------------------------------------
MONTH                         2002        2001    2000      1999       1998       1997       1996       1995       1994
-----                         ----        ----    ----      ----       ----       ----       ----       ----       ----
                                %          %        %        %          %          %          %          %          %
January..................     (1.25)       1.36    2.86    (2.90)      0.87       3.93       (0.38)     (8.13)    (11.67)
February.................     (6.89)       1.93   (2.17)    5.45       2.16       4.75      (12.11)      9.61      (6.79)
March....................      3.77        7.27   (2.08)   (2.50)      0.23       0.31       (0.22)     20.58      12.57
April....................     (3.11)      (6.93)  (3.78)    3.70      (6.72)     (5.46)       4.07       9.06      (0.95)
May......................      3.48       (0.53)   1.58    (4.38)      1.79      (1.18)      (3.65)     11.08       6.84
June.....................     12.00       (1.78)  (4.44)    0.34       0.93       0.16        1.37      (1.70)     10.30
July.....................      4.67       (0.13)  (2.42)   (4.40)     (0.97)      9.74       (1.44)    (10.61)     (4.91)
August...................      3.42        2.53    4.71    (0.44)     19.19      (6.22)      (0.46)     (4.81)     (6.95)
September................      5.18        6.70   (1.84)    1.69       6.24       0.93        3.34      (7.76)      1.25
October..................     (6.12)       6.01    0.44    (8.39)     (5.14)     (3.77)      13.30      (3.35)     (4.78)
November.................                (13.12)   6.47     3.29      (4.16)      0.62        6.76       1.37       5.68
December.................                  0.25    8.52     1.62       1.19       3.35       (3.36)     11.19      (2.72)
Compound Annual/
  Period Rate of Return..     14.52        1.65    7.14    (7.56)     14.17       6.22        5.27      23.62      (5.12)
                           (10 months)

                                 MONTHLY PERFORMANCE
                           --------------------------------
MONTH                        1993       1992        1991
-----                        ----       ----        ----
                              %          %           %
January..................    0.31      (13.72)
February.................   14.84       (6.09)
March....................   (0.59)      (3.91)
April....................   10.35       (1.86)
May......................    1.95       (1.42)
June.....................    0.21        7.19
July.....................   13.90       10.72
August...................   (0.95)       6.69      (6.20)
September................   (4.13)      (5.24)      6.32
October..................   (4.97)      (3.17)     (2.28)
November.................   (1.30)       1.39      (2.93)
December.................    8.14       (3.58)     38.67
Compound Annual/
  Period Rate of Return..   41.62      (14.45)     31.19
                                                 (5 months)

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                                                      CAPSULE II

                       PERFORMANCE OF SPECTRUM TECHNICAL

Type of pool: publicly-offered fund
Inception of trading: November 1994
Aggregate subscriptions: $418,915,266
Current capitalization: $328,742,836
Current net asset value per unit: $18.36
Worst monthly % drawdown past five years: (15.59)% (November 2001) Worst monthly % drawdown since inception: (15.59)% (November 2001)

Worst month-end peak-to-valley drawdown past five years: (26.56)% (13 months, April 2001-April 2002)


Worst month-end peak-to-valley drawdown since inception: (26.56)% (13 months, April 2001-April 2002)

Cumulative return since inception: 83.60%

                                                       MONTHLY PERFORMANCE
                        ---------------------------------------------------------------------------------
MONTH                      2002        2001    2000    1999    1998    1997    1996    1995       1994
-----                      ----        ----    ----    ----    ----    ----    ----    ----       ----
                             %          %        %       %       %       %       %       %         %
January...............     (1.88)      (0.81)   1.21   (4.96)  (1.16)   3.67    4.78   (1.84)
February..............     (3.41)       1.94   (1.19)   2.48    0.41    1.13   (6.39)   5.10
March.................     (2.90)      11.38   (1.54)  (2.48)   1.31   (1.82)   1.24   10.21
April.................     (3.20)     (11.10)  (4.02)   7.18   (4.62)  (2.93)   4.82    3.60
May...................      5.64       (0.37)  (0.43)  (5.00)   3.28   (3.75)  (3.84)   0.69
June..................     15.02       (3.62)  (2.78)   5.13   (1.10)   0.69    3.21   (1.12)
July..................      9.65       (3.36)  (3.96)  (3.90)  (0.98)   9.33   (4.80)  (2.44)
August................      4.40        1.34    3.74    0.95   10.29   (5.97)  (0.35)  (0.63)
September.............      6.43        8.19   (8.61)  (1.51)   4.35    1.85    5.50   (3.33)
October...............     (6.75)       5.37    2.90   (9.96)  (0.73)   0.36    9.92   (0.09)
November..............                (15.59)  12.28    1.84   (6.17)   1.01    8.34    0.93     (0.90)
December..............                  2.47   12.06    3.83    5.98    4.57   (3.88)   6.09     (1.31)
Compound Annual/Pe-
  riod Rate of
  Return..............     22.97       (7.15)   7.85   (7.51)  10.18    7.49   18.35   17.59     (2.20)
                        (10 months)                                                            (2 months)

                                                                     CAPSULE III

                       PERFORMANCE OF SPECTRUM STRATEGIC

Type of pool: publicly-offered fund
Inception of trading: November 1994
Aggregate subscriptions: $143,237,590
Current capitalization: $75,691,537
Current net asset value per unit: $11.72
Worst monthly % drawdown past five years: (18.47)% (February 2000)
Worst monthly % drawdown since inception: (18.47)% (February 2000)
Worst month-end peak-to-valley drawdown past five years: (43.28)% (10 months, January 2000-October 2000)
Worst month-end peak-to-valley drawdown since inception: (43.28)% (10 months, January 2000-October 2000)
Cumulative return since inception: 17.20%

                                                       MONTHLY PERFORMANCE
                       ------------------------------------------------------------------------------------
MONTH                     2002       2001     2000     1999     1998    1997     1996    1995       1994
-----                     ----       ----     ----     ----     ----    ----     ----    ----       ----
                            %          %       %        %        %        %       %        %         %
January..............      2.09      (0.94)   (1.96)   (3.55)    5.32   (0.66)    3.71   (3.50)
February.............      2.51       0.48   (18.47)   11.76    (3.37)  10.09   (10.29)   1.45
March................      4.62       1.04    (2.05)   (3.45)    0.37    6.77    (0.97)   7.86
April................     (4.94)     (1.69)  (10.15)    2.00   (11.06)  (6.90)    6.08    0.00
May..................      1.37      (0.10)   10.13   (13.38)   (7.40)   0.78    (3.05)  (0.66)
June.................      8.00      (3.34)   (7.82)   21.85    (0.89)  (1.63)   (2.86)  (6.38)
July.................     (0.42)     (1.38)    3.71    (1.00)   (5.26)   7.65    (4.91)  (0.81)
August...............      2.26      (0.60)   (8.26)    5.31    11.82   (4.93)    1.14    4.00
September............      3.10       3.83   (10.40)   13.27    19.03   (6.03)    5.11   (0.39)
October..............     (7.13)      1.07    (6.84)   (9.55)    8.44   (6.24)    2.92    0.30
November.............                 1.15     6.56     4.85    (7.94)  (2.22)    3.49    2.76      0.10
December.............                 0.09    10.75     9.39     2.76    5.62    (2.65)   6.24      0.00
Compound Annual/
  Period Rate of Re-
  turn...............     11.09      (0.57)  (33.06)   37.23     7.84    0.37    (3.53)  10.49      0.10
                       (10 months)                                                               (2 months)

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                                                      CAPSULE IV

                    PERFORMANCE OF SPECTRUM GLOBAL BALANCED


Type of pool: publicly-offered fund
Inception of trading: November 1994
Aggregate subscriptions: $87,848,148
Current capitalization: $52,209,371
Current net asset value per unit: $14.87
Worst monthly % drawdown past five years: (5.92)% (August 1997)
Worst monthly % drawdown since inception: (7.92)% (February 1996)
Worst month-end peak-to-valley drawdown past five years: (10.64)% (42 months, May 1999-October 2002)
Worst month-end peak-to-valley drawdown since inception: (10.64)% (4 months, February 1996-May 1996)
Cumulative return since inception: 48.70%


                                                                 MONTHLY PERFORMANCE
                           -----------------------------------------------------------------------------------------------
MONTH                         2002       2001    2000      1999       1998       1997       1996       1995        1994
-----                         ----       ----    ----      ----       ----       ----       ----       ----        ----
                                %          %       %        %          %          %          %          %           %
January..................     (1.23)      0.55   (0.93)   (0.06)      2.25       3.35       0.41       1.32
February.................     (1.69)     (3.36)   0.94    (0.06)      1.49       3.16      (7.92)      4.62
March....................      0.25       2.91    3.10     0.00       2.24      (2.50)     (1.08)      2.88
April....................     (2.09)     (0.31)  (4.57)    4.13      (1.78)     (1.65)      1.27       2.15
May......................     (0.19)      0.25   (1.32)   (4.99)     (0.35)      1.68      (3.13)      4.38
June.....................      1.30      (3.08)  (0.26)    2.28       0.00       3.64       0.46       0.79
July.....................     (0.83)      0.00   (2.18)   (1.67)     (1.19)     11.89       0.83      (1.39)
August...................      0.97       0.51    3.01    (0.19)      2.55      (5.92)     (0.82)     (1.41)
September................     (4.16)     (1.20)  (3.94)   (0.50)      5.11       3.26       2.30       1.61
October..................     (0.80)      2.75    2.25    (1.77)      1.18      (1.69)      3.77       0.26
November.................                (0.06)  (0.52)    1.93       2.66      (0.37)      4.76       2.72       (0.50)
December.................                 0.93    5.79     1.96       1.27       3.07      (3.88)      2.99       (1.21)
Compound Annual/Period
  Rate of Return.........     (8.27)     (0.31)   0.87     0.75      16.36      18.23      (3.65)     22.79       (1.70)
                           (10 months)                                                                          (2 months)

                                                                       CAPSULE V

                        PERFORMANCE OF SPECTRUM CURRENCY

Type of pool: publicly-offered fund

Inception of trading: July 3, 2000

Aggregate subscriptions: $87,195,566

Current capitalization: $80,963,317

Current net asset value per unit: $12.43

Worst monthly % drawdown: (5.91)% (July 2001)

Worst month-end peak-to-valley drawdown: (10.70)% (3 months, July 2002-September
2002)

Cumulative return since inception: 24.30%

                                                                   MONTHLY PERFORMANCE
                                                             --------------------------------
MONTH                                                           2002       2001       2000
-----                                                           ----       ----       ----
                                                                  %          %         %
January....................................................     (3.46)     (1.07)
February...................................................     (1.75)     (1.36)
March......................................................     (4.50)      8.44
April......................................................      2.40      (2.88)
May........................................................     10.34       1.92
June.......................................................      8.98      (1.71)
July.......................................................     (4.41)     (5.91)     0.60
August.....................................................     (4.69)      2.40      0.40
September..................................................     (1.98)      0.90      1.39
October....................................................      0.57      (0.81)     7.32
November...................................................                (0.36)    (1.64)
December...................................................                12.31      3.30
Compound Annual/Period Rate of Return......................      0.16      11.10     11.70
                                                             (10 months)           (6 months)

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                                                     CAPSULE V-A

                         PERFORMANCE OF CORNERSTONE IV

Type of pool: publicly-offered fund
Inception of trading: May 1987
Aggregate subscriptions: $168,107,082
Current capitalization: $98,545,435
Current net asset value per unit: $6,308.38
Worst monthly % drawdown past five years: (6.45)% (July 2001)
Worst monthly % drawdown since inception: (21.04)% (September 1989)
Worst month-end peak-to-valley past five years: (11.04)% (12 months, November 1998-October 1999)
Worst month-end peak-to-valley since inception: (45.21)% (3 months, July 1989-September 1989)
Cumulative return since inception: 547.01%

                                                                 MONTHLY PERFORMANCE
                      ----------------------------------------------------------------------------------------------------------
MONTH                    2002        2001     2000      1999       1998       1997       1996       1995       1994       1993
-----                    ----        ----     ----      ----       ----       ----       ----       ----       ----       ----
                           %          %        %         %          %          %          %          %          %          %
January..............    (3.06)      (0.92)    1.52     (2.37)     (1.58)      5.34       3.19      (7.65)     (1.12)     (5.29)
February.............    (1.19)      (1.14)   (1.70)     0.84      (3.16)      6.55      (5.78)      6.27      (2.75)     12.92
March................    (4.36)       9.18    (0.55)     2.23       2.51       1.45       2.80      27.02       0.29      (2.55)
April................     2.48       (2.34)    6.91      1.19      (3.44)      1.23       2.97       2.39      (3.19)      0.03
May..................     9.40        1.62    (0.12)    (1.37)      4.89      (5.54)      1.19      (4.83)     (3.65)      3.95
June.................     8.71       (1.68)   (4.60)    (0.67)     11.31       1.36      (0.23)     (0.62)      6.72       0.92
July.................    (3.81)      (6.45)    0.40     (5.28)      0.37       8.45      (3.51)     (1.06)     (4.21)      5.87
August...............    (4.10)       2.86     0.38      1.27       0.78       2.68      (2.69)      5.49      (3.57)     (5.57)
September............    (2.23)       1.31     1.45      2.39      (3.11)      0.45       0.32      (0.06)      1.66      (2.10)
October..............     0.57       (0.58)    9.06     (3.77)      4.86       3.12       8.80       0.74       4.93      (7.48)
November.............                 0.00    (1.20)     5.29      (4.24)      4.15       4.25      (2.57)     (6.82)     (7.50)
December.............                14.61     3.01     (0.42)     (1.49)      4.38       1.76      (0.52)     (2.73)     (0.78)
Compound Annual/
  Period Rate of
  Return.............     1.28       15.92    14.74     (1.13)      6.80      38.41      12.97      22.96     (14.27)     (9.12)
                      (10 months)

                                              MONTHLY PERFORMANCE
                       -----------------------------------------------------------------
MONTH                    1992       1991       1990       1989       1988        1987
-----                    ----       ----       ----       ----       ----        ----
                          %          %          %          %          %           %
January..............    (9.64)    (10.12)      3.15      15.72     (18.14)
February.............    (7.40)     (6.91)      1.37     (14.64)      0.93
March................     1.60      26.00       6.09       3.44       5.06
April................    (6.40)      1.83       3.01       1.84       3.41
May..................     2.71       1.24      (8.53)     12.56      25.38       (9.60)
June.................    15.10       9.45      12.26       0.01      12.95       (0.75)
July.................     7.47      (9.47)     23.25     (14.85)      6.93       (2.23)
August...............    17.26      (8.50)      8.65     (18.51)      3.96      (12.61)
September............    (4.21)      6.69      (3.02)    (21.04)     (4.46)       0.00
October..............    (0.99)     (5.29)     11.07       4.47       1.56       13.82
November.............     0.60       5.26      (1.11)     11.40       8.77       11.80
December.............    (2.40)     27.40      (5.74)     14.97      (7.80)      13.39
Compound Annual/
  Period Rate of
  Return.............    10.37      33.52      57.77     (14.12)     37.51       10.61
                                                                              (8 months)


                                                                     CAPSULE V-B

                    PRO FORMA PERFORMANCE OF CORNERSTONE IV

Worst monthly % drawdown past five years: (6.52)% (July 2001)

Worst monthly % drawdown since inception: (20.25)% (January 1988)

Worst month-end peak-to-valley drawdown past five years: (12.60)% (12 months, November 1998-October 1999)


Worst month-end peak-to-valley drawdown since inception: (46.06)% (8 months, February 1989-September 1989)


Cumulative return since inception: 305.27%

                                                                 MONTHLY PERFORMANCE
                      ----------------------------------------------------------------------------------------------------------
MONTH                    2002        2001     2000      1999       1998       1997       1996       1995       1994       1993
-----                    ----        ----     ----      ----       ----       ----       ----       ----       ----       ----
                           %          %        %         %          %          %          %          %          %          %
January..............    (3.75)      (1.40)    1.65     (2.94)     (1.79)      5.03       3.24      (7.40)     (1.07)     (6.01)
February.............    (1.62)      (1.63)   (1.83)     0.81      (4.00)      5.16      (5.75)      6.37      (2.55)     14.13
March................    (4.82)       9.76    (0.44)     2.62       2.82       0.05       2.76      26.63       0.54      (3.05)
April................     2.21       (3.03)    6.82      1.26      (4.19)      0.86       3.13       1.97      (3.15)      0.11
May..................    10.40        1.71    (0.28)    (1.76)      5.36      (5.52)      1.19      (4.93)     (3.64)      3.81
June.................     9.34       (1.61)   (4.60)    (0.51)     11.07       1.40      (0.12)     (0.77)      7.06       0.31
July.................    (4.61)      (6.52)    0.27     (5.23)      0.04       7.64      (3.47)     (1.21)     (4.18)      5.57
August...............    (4.97)       2.77     0.30      1.21       0.34       1.37      (2.67)      5.48      (3.47)     (6.60)
September............    (2.12)       1.42     1.55      2.54      (3.77)     (0.93)      0.58      (0.14)      1.78      (1.91)
October..............     0.53       (0.74)    9.50     (3.83)      5.17       2.48       8.95       0.54       4.99      (7.18)
November.............                (0.01)   (1.67)     5.16      (5.22)      3.29       4.22      (2.74)     (6.67)     (7.11)
December.............                13.60     3.52     (0.18)     (1.90)      2.74       1.86      (0.66)     (2.66)     (0.49)
Compound Annual/
  Period Rate of
  Return.............    (0.81)      13.49    14.93     (1.33)      2.67      25.53      13.91      21.28     (13.04)    (10.03)
                      (10 months)

                                              MONTHLY PERFORMANCE
                       -----------------------------------------------------------------
MONTH                    1992       1991       1990       1989       1988        1987
-----                    ----       ----       ----       ----       ----        ----
                          %          %          %          %          %           %
January..............   (11.18)    (10.90)      3.65      15.33     (20.25)
February.............    (8.51)     (6.64)      1.37     (17.52)      1.06
March................     2.13      27.47       5.86       3.31       5.89
April................    (6.35)      1.60       2.95       1.70       3.86
May..................     3.21       0.83      (7.87)     12.46      26.84      (10.59)
June.................    17.76       8.64      12.82      (1.97)      9.80       (0.25)
July.................     7.82     (10.84)     21.34     (14.34)      6.55       (1.99)
August...............    15.49      (8.24)      6.47     (17.71)      2.29      (12.15)
September............    (7.67)      7.10      (6.30)    (19.90)     (6.28)      (0.17)
October..............    (1.24)     (4.95)     10.59       4.94       1.70       13.69
November.............     0.63       5.45      (3.30)     11.67       8.11       10.51
December.............    (2.62)     28.00      (7.17)     15.75      (9.32)      11.86
Compound Annual/
  Period Rate of
  Return.............     5.11      32.66      43.03     (15.61)     25.71        7.74
                                                                              (8 months)

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                            SELECTED FINANCIAL DATA
                     AND SELECTED QUARTERLY FINANCIAL DATA

    THE FOLLOWING UPDATES AND REPLACES THE INFORMATION CONTAINED ON
PAGES 39-44.

                                SPECTRUM SELECT
SELECTED FINANCIAL DATA

                                   FOR THE NINE MONTHS
                                   ENDED SEPTEMBER 30,            FOR THE YEARS ENDED DECEMBER 31,
                               ---------------------------   ------------------------------------------
                                   2002           2001           2001           2000           1999
                               ------------   ------------   ------------   ------------   ------------
                                    $              $              $              $              $
                               (UNAUDITED)    (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                      52,581,140     39,633,323     43,420,724      6,845,291     (1,351,849)
  Net change in unrealized      16,339,595     (3,743,587)   (20,155,561)    18,665,233     (1,547,990)
  Proceeds from litigation       4,636,156        --             --             --             --
                               -----------    -----------    -----------    -----------    -----------
    Total Trading Results       73,556,891     35,889,736     23,265,163     25,510,524     (2,899,839)
Interest income (Morgan
 Stanley DW)                     2,619,410      6,120,690      7,203,732      9,573,095      7,678,789
                               -----------    -----------    -----------    -----------    -----------
    Total                       76,176,301     42,010,426     30,468,895     35,083,619      4,778,950
                               -----------    -----------    -----------    -----------    -----------
EXPENSES
Brokerage fees (Morgan
 Stanley DW)                    13,755,810     12,579,812     17,183,347     14,706,945     15,188,479
Management fees                  5,692,056      5,205,437      7,110,346      6,085,629      6,284,885
Incentive fees                     --           1,435,897      3,009,853        --             --
Transaction fees and costs         --             --             --             --             --
Administrative expenses            --             --             --             --             --
                               -----------    -----------    -----------    -----------    -----------
    Total                       19,447,866     19,221,146     27,303,546     20,792,574     21,473,364
                               -----------    -----------    -----------    -----------    -----------
NET INCOME (LOSS)               56,728,435     22,789,280      3,165,349     14,291,045    (16,694,414)
                               ===========    ===========    ===========    ===========    ===========
NET INCOME (LOSS) ALLOCATION:
Limited Partners                56,116,456     22,532,942      3,123,455     14,165,099    (16,455,697)
General Partner                    611,979        256,338         41,894        125,946       (238,717)
NET INCOME (LOSS) PER UNIT:
Limited Partners                      5.27           2.38           0.39           1.57          (1.80)
General Partner                       5.27           2.38           0.39           1.57          (1.80)
TOTAL ASSETS AT END OF PERIOD  324,120,556    257,551,453    246,043,382    224,581,554    219,366,812
TOTAL NET ASSETS AT END OF
 PERIOD                        298,489,348    253,096,583    241,411,585    220,729,969    213,805,674
NET ASSET VALUE PER UNIT AT
 END OF PERIOD
Limited Partners                     29.23          25.95          23.96          23.57          22.00
General Partner                      29.23          25.95          23.96          23.57          22.00


                               FOR THE YEARS ENDED DECEMBER 31,
                               ---------------------------
                                   1998           1997
                               ------------   ------------
                                    $              $

REVENUES
Trading profit (loss):
  Realized                      36,087,729     15,940,851
  Net change in unrealized      (1,192,107)     3,149,167
  Proceeds from litigation         --             --
                               -----------    -----------
    Total Trading Results       34,895,622     19,090,018
Interest income (Morgan
 Stanley DW)                     6,883,110      7,405,511
                               -----------    -----------
    Total                       41,778,732     26,495,529
                               -----------    -----------
EXPENSES
Brokerage fees (Morgan
 Stanley DW)                    11,360,166      9,777,851
Management fees                  5,202,158      5,239,533
Incentive fees                   1,832,021         49,989
Transaction fees and costs         625,327      1,370,439
Administrative expenses             64,000        114,000
                               -----------    -----------
    Total                       19,083,672     16,551,812
                               -----------    -----------
NET INCOME (LOSS)               22,695,060      9,943,717
                               ===========    ===========
NET INCOME (LOSS) ALLOCATION:
Limited Partners                22,302,202      9,781,168
General Partner                    392,858        162,549
NET INCOME (LOSS) PER UNIT:
Limited Partners                      2.95           1.22
General Partner                       2.95           1.22
TOTAL ASSETS AT END OF PERIOD  202,668,038    169,541,807
TOTAL NET ASSETS AT END OF
 PERIOD                        200,082,516    166,773,321
NET ASSET VALUE PER UNIT AT
 END OF PERIOD
Limited Partners                     23.80          20.85
General Partner                      23.80          20.85



SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)



                                                                                                         NET INCOME
                                                                                                         (LOSS) PER
                                                                   REVENUE               NET          UNIT OF LIMITED
QUARTER ENDED                                                (NET TRADING LOSSES)   INCOME (LOSS)   PARTNERSHIP INTEREST
-------------                                                --------------------   -------------   --------------------
                                                                      $                   $                  $
2002
March 31                                                           (4,965,948)       (11,031,500)           (1.10)
June 30                                                            35,775,689         29,684,989             2.81
September 30                                                       45,366,560         38,074,946             3.56
                                                                 ------------       ------------           ------
Total                                                              76,176,301         56,728,435             5.27
                                                                 ============       ============           ======
2001
March 31                                                           30,525,016         24,046,834             2.55
June 30                                                           (16,536,822)       (22,611,942)           (2.37)
September 30                                                       28,022,232         21,354,388             2.20
December 31                                                       (11,541,531)       (19,623,931)           (1.99)
                                                                 ------------       ------------           ------
Total                                                              30,468,895          3,165,349             0.39
                                                                 ============       ============           ======
2000
March 31                                                            2,404,979         (3,137,046)           (0.32)
June 30                                                            (8,520,028)       (13,799,338)           (1.43)
September 30                                                        5,462,810            512,200             0.06
December 31                                                        35,735,858         30,715,229             3.26
                                                                 ------------       ------------           ------
Total                                                              35,083,619         14,291,045             1.57
                                                                 ============       ============           ======

                               SPECTRUM TECHNICAL

SELECTED FINANCIAL DATA

                                   FOR THE NINE MONTHS
                                   ENDED SEPTEMBER 30,            FOR THE YEARS ENDED DECEMBER 31,
                               ---------------------------   ------------------------------------------
                                   2002           2001           2001           2000           1999
                               ------------   ------------   ------------   ------------   ------------
                                    $              $              $              $              $
                               (UNAUDITED)    (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                      86,869,626     34,925,069     30,115,483     12,255,064        726,179
  Net change in unrealized      17,242,104    (14,890,135)   (28,536,694)    22,006,013       (872,972)
  Proceeds from litigation         306,400        --             --             --             --
                               -----------    -----------    -----------    -----------    -----------
    Total Trading Results      104,418,130     20,034,934      1,578,789     34,261,077       (146,793)
Interest income (Morgan
  Stanley DW)                    2,721,860      7,150,672      8,288,660     11,613,896      9,593,178
                               -----------    -----------    -----------    -----------    -----------
    Total                      107,139,990     27,185,606      9,867,449     45,874,973      9,446,385
                               -----------    -----------    -----------    -----------    -----------
EXPENSES
Brokerage fees (Morgan
  Stanley DW)                   14,470,074     14,600,175     19,556,056     17,835,223     19,176,380
Management fees                  5,273,280      5,592,698      7,501,053      9,595,464     10,580,071
Incentive fees                   4,024,921      1,630,613      2,093,709        166,085        430,097
                               -----------    -----------    -----------    -----------    -----------
    Total                       23,768,275     21,823,486     29,150,818     27,596,772     30,186,548
                               -----------    -----------    -----------    -----------    -----------
NET INCOME (LOSS)               83,371,715      5,362,120    (19,283,369)    18,278,201    (20,740,163)
                               ===========    ===========    ===========    ===========    ===========
NET INCOME (LOSS) ALLOCATION:
Limited Partners                82,461,489      5,305,035    (19,062,561)    18,053,408    (20,531,494)
General Partner                    910,226         57,085       (220,808)       224,793       (208,669)
NET INCOME (LOSS) PER UNIT:
Limited Partners                      4.76           0.30          (1.15)          1.17          (1.21)
General Partner                       4.76           0.30          (1.15)          1.17          (1.21)
TOTAL ASSETS AT END OF PERIOD  358,403,264    282,329,131    262,442,204    273,695,028    274,233,195
TOTAL NET ASSETS AT END OF
  PERIOD                       348,953,761    277,624,678    257,974,122    268,133,092    268,755,718
NET ASSET VALUE PER UNIT AT
  END OF PERIOD
Limited Partners                     19.69          16.38          14.93          16.08          14.91
General Partner                      19.69          16.38          14.93          16.08          14.91


                               FOR THE YEARS ENDED DECEMBER 31,
                               ---------------------------
                                   1998           1997
                               ------------   ------------
                                    $              $

REVENUES
Trading profit (loss):
  Realized                      35,224,194     13,777,460
  Net change in unrealized       6,612,556      9,762,823
  Proceeds from litigation         --             --
                               -----------    -----------
    Total Trading Results       41,836,750     23,540,283
Interest income (Morgan
  Stanley DW)                    8,103,423      5,987,304
                               -----------    -----------
    Total                       49,940,173     29,527,587
                               -----------    -----------
EXPENSES
Brokerage fees (Morgan
  Stanley DW)                   15,543,787     11,617,770
Management fees                  8,403,764      5,832,758
Incentive fees                   3,191,252        369,975
                               -----------    -----------
    Total                       27,138,803     17,820,503
                               -----------    -----------
NET INCOME (LOSS)               22,801,370     11,707,084
                               ===========    ===========
NET INCOME (LOSS) ALLOCATION:
Limited Partners                22,571,217     11,589,197
General Partner                    230,153        117,887
NET INCOME (LOSS) PER UNIT:
Limited Partners                      1.49           1.02
General Partner                       1.49           1.02
TOTAL ASSETS AT END OF PERIOD  258,673,911    184,769,817
TOTAL NET ASSETS AT END OF
  PERIOD                       255,101,434    181,950,507
NET ASSET VALUE PER UNIT AT
  END OF PERIOD
Limited Partners                     16.12          14.63
General Partner                      16.12          14.63


SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)



                                                                                                         NET INCOME
                                                                                                         (LOSS) PER
                                                                   REVENUE               NET          UNIT OF LIMITED
QUARTER ENDED                                                (NET TRADING LOSSES)   INCOME (LOSS)   PARTNERSHIP INTEREST
-------------                                                --------------------   -------------   --------------------
                                                                      $                   $                  $
2002
March 31                                                          (14,298,661)       (20,650,030)           (1.19)
June 30                                                            48,100,199         42,172,229             2.42
September 30                                                       73,338,452         61,849,516             3.53
                                                                 ------------       ------------           ------
Total                                                             107,139,990         83,371,715             4.76
                                                                 ============       ============           ======
2001
March 31                                                           42,238,835         33,867,655             2.03
June 30                                                           (37,165,746)       (44,181,065)           (2.65)
September 30                                                       22,112,517         15,675,530             0.92
December 31                                                       (17,318,157)       (24,645,489)           (1.45)
                                                                 ------------       ------------           ------
Total                                                               9,867,449        (19,283,369)           (1.15)
                                                                 ============       ============           ======

2000
March 31                                                            3,465,946         (4,179,439)           (0.23)
June 30                                                           (11,310,849)       (18,459,271)           (1.04)
September 30                                                      (14,646,896)       (21,268,774)           (1.22)
December 31                                                        68,366,772         62,185,685             3.66
                                                                 ------------       ------------           ------
Total                                                              45,874,973         18,278,201             1.17
                                                                 ============       ============           ======

                               SPECTRUM STRATEGIC

SELECTED FINANCIAL DATA

                                 FOR THE NINE MONTHS
                                 ENDED SEPTEMBER 30,                          FOR THE YEARS ENDED DECEMBER 31,
                             ---------------------------   ----------------------------------------------------------------------
                                 2002           2001           2001           2000           1999          1998          1997
                             ------------   ------------   ------------   ------------   ------------   -----------   -----------
                                  $              $              $              $              $              $             $
                             (UNAUDITED)    (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                    19,963,552        820,083      2,132,212    (23,193,914)    32,274,037     7,945,575     1,297,824
  Net change in unrealized    (1,682,216)       753,821      2,505,634     (7,577,681)     4,264,478     2,771,722     2,387,258
  Proceeds from litigation        17,556        --             --             --             --             --            --
                             -----------    -----------    -----------    -----------    -----------    ----------    ----------
    Total Trading Results     18,298,892      1,573,904      4,637,846    (30,771,595)    36,538,515    10,717,297     3,685,082
Interest income (Morgan
  Stanley DW)                    753,917      1,917,113      2,217,963      3,832,634      3,017,103     2,379,478     2,304,248
                             -----------    -----------    -----------    -----------    -----------    ----------    ----------
    Total                     19,052,809      3,491,017      6,855,809    (26,938,961)    39,555,618    13,096,775     5,989,330
                             -----------    -----------    -----------    -----------    -----------    ----------    ----------
EXPENSES
Brokerage fees (Morgan
  Stanley DW)                  3,926,301      3,883,127      5,152,756      5,798,093      5,837,887     4,402,540     4,414,327
Management fees                1,624,676      1,658,233      2,183,596      2,880,999      3,137,509     2,342,447     2,212,788
Incentive fees                   264,827        --             --           1,269,237      2,451,152     1,336,693       427,094
                             -----------    -----------    -----------    -----------    -----------    ----------    ----------
    Total                      5,815,804      5,541,360      7,336,352      9,948,329     11,426,548     8,081,680     7,054,209
                             -----------    -----------    -----------    -----------    -----------    ----------    ----------
NET INCOME (LOSS)             13,237,005     (2,050,343)      (480,543)   (36,887,290)    28,129,070     5,015,095    (1,064,879)
                             ===========    ===========    ===========    ===========    ===========    ==========    ==========
NET INCOME (LOSS)
  ALLOCATION:
Limited Partners              13,078,582     (2,027,424)      (475,383)   (36,503,461)    27,829,050     4,958,188    (1,054,657)
General Partner                  158,423        (22,919)        (5,160)      (383,829)       300,020        56,907       (10,222)
NET INCOME (LOSS) PER UNIT:
Limited Partners                    2.07          (0.30)         (0.06)         (5.24)          4.30          0.84          0.04
General Partner                     2.07          (0.30)         (0.06)         (5.24)          4.30          0.84          0.04
TOTAL ASSETS AT END OF
  PERIOD                      82,766,678     71,402,622     71,489,275     76,427,098    109,444,028    71,445,333    61,010,043
TOTAL NET ASSETS AT END OF
  PERIOD                      80,985,077     69,855,388     68,817,386     74,234,449    107,692,521    70,421,775    59,095,581
NET ASSET VALUE PER UNIT AT
  END OF PERIOD
Limited Partners                   12.62          10.31          10.55          10.61          15.85         11.55         10.71
General Partner                    12.62          10.31          10.55          10.61          15.85         11.55         10.71

SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)


                                                                                                         NET INCOME
                                                                                                         (LOSS) PER
                                                                   REVENUE               NET          UNIT OF LIMITED
QUARTER ENDED                                                (NET TRADING LOSSES)   INCOME (LOSS)   PARTNERSHIP INTEREST
-------------                                                --------------------   -------------   --------------------
                                                                      $                   $                  $
2002
March 31                                                            8,275,813          6,492,203             1.00
June 30                                                             4,753,904          2,944,241             0.47
September 30                                                        6,023,092          3,800,561             0.60
                                                                 ------------       ------------           ------
Total                                                              19,052,809         13,237,005             2.07
                                                                 ============       ============           ======

2001
March 31                                                            2,340,103            404,464             0.06
June 30                                                            (1,824,625)        (3,672,569)           (0.54)
September 30                                                        2,975,539          1,217,762             0.18
December 31                                                         3,364,792          1,569,800             0.24
                                                                 ------------       ------------           ------
Total                                                               6,855,809           (480,543)           (0.06)
                                                                 ============       ============           ======

2000
March 31                                                          (20,337,419)       (23,815,606)           (3.44)
June 30                                                            (5,545,665)        (7,766,237)           (1.09)
September 30                                                       (9,946,543)       (12,125,396)           (1.67)
December 31                                                         8,890,666          6,819,949             0.96
                                                                 ------------       ------------           ------
Total                                                             (26,938,961)       (36,887,290)           (5.24)
                                                                 ============       ============           ======

                            SPECTRUM GLOBAL BALANCED

SELECTED FINANCIAL DATA

                                     FOR THE NINE MONTHS
                                     ENDED SEPTEMBER 30,                       FOR THE YEARS ENDED DECEMBER 31,
                                  -------------------------   -------------------------------------------------------------------
                                     2002          2001          2001          2000          1999          1998          1997
                                  -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                       $             $             $             $             $             $             $
                                  (UNAUDITED)   (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                        (1,349,902)     (474,837)    3,618,628    (2,091,009)    2,425,585     5,113,920     3,683,460
  Net change in unrealized        (1,463,944)   (1,088,869)   (2,628,436)    2,507,530    (1,157,073)    1,285,628       464,966
  Proceeds from litigation           233,074        --            --            --            --            --            --
                                  ----------    ----------    ----------    ----------    ----------    ----------    ----------
    Total Trading Results         (2,580,772)   (1,563,706)      990,192       416,521     1,268,512     6,399,548     4,148,426
Interest income (Morgan Stanley
  DW)                                723,462     1,847,341     2,160,076     3,275,958     2,385,751     1,642,542     1,145,033
                                  ----------    ----------    ----------    ----------    ----------    ----------    ----------
    Total                         (1,857,310)      283,635     3,150,268     3,692,479     3,654,263     8,042,090     5,293,459
                                  ----------    ----------    ----------    ----------    ----------    ----------    ----------
EXPENSES
Brokerage fees (Morgan Stanley
  DW)                              1,927,362     1,941,798     2,597,121     2,558,008     2,387,515     1,591,467     1,124,531
Management fees                      523,744       527,667       705,746       695,117       648,787       422,960       269,162
Incentive fees                        --            --            --            --           215,651       449,775       300,250
                                  ----------    ----------    ----------    ----------    ----------    ----------    ----------
    Total                          2,451,106     2,469,465     3,302,867     3,253,125     3,251,953     2,464,202     1,693,943
                                  ----------    ----------    ----------    ----------    ----------    ----------    ----------
NET INCOME (LOSS)                 (4,308,416)   (2,185,830)     (152,599)      439,354       402,310     5,577,888     3,599,516
                                  ==========    ==========    ==========    ==========    ==========    ==========    ==========
NET INCOME (LOSS) ALLOCATION:
Limited Partners                  (4,259,166)   (2,160,798)     (150,650)      433,786       397,258     5,518,127     3,561,537
General Partner                      (49,250)      (25,032)       (1,949)        5,568         5,052        59,761        37,979
NET INCOME (LOSS) PER UNIT:
Limited Partners                       (1.22)        (0.62)        (0.05)         0.14          0.12          2.25          2.12
General Partner                        (1.22)        (0.62)        (0.05)         0.14          0.12          2.25          2.12
TOTAL ASSETS AT END OF PERIOD     53,890,931    56,627,822    58,790,758    56,740,136    58,807,588    46,317,786    25,923,024
TOTAL NET ASSETS AT END OF
  PERIOD                          52,896,149    55,926,427    57,785,760    55,879,750    57,864,012    45,913,872    25,683,236
NET ASSET VALUE PER UNIT AT END
  OF PERIOD
Limited Partners                       14.99         15.64         16.21         16.26         16.12         16.00         13.75
General Partner                        14.99         15.64         16.21         16.26         16.12         16.00         13.75

SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)


                                                                                                         NET INCOME
                                                                                                         (LOSS) PER
                                                                   REVENUE               NET          UNIT OF LIMITED
QUARTER ENDED                                                (NET TRADING LOSSES)   INCOME (LOSS)   PARTNERSHIP INTEREST
-------------                                                --------------------   -------------   --------------------
                                                                      $                   $                  $
2002
March 31                                                             (690,502)        (1,526,664)           (0.43)
June 30                                                               247,747           (562,004)           (0.16)
September 30                                                       (1,414,555)        (2,219,748)           (0.63)
                                                                 ------------       ------------           ------
Total                                                              (1,857,310)        (4,308,416)           (1.22)
                                                                 ============       ============           ======
2001
March 31                                                              815,020                322             0.00
June 30                                                              (965,508)        (1,799,958)           (0.51)
September 30                                                          434,123           (386,194)           (0.11)
December 31                                                         2,866,633          2,033,231             0.57
                                                                 ------------       ------------           ------
Total                                                               3,150,268           (152,599)           (0.05)
                                                                 ============       ============           ======
2000
March 31                                                            2,648,486          1,802,642             0.50
June 30                                                            (2,737,069)        (3,565,964)           (1.01)
September 30                                                         (945,255)        (1,747,363)           (0.50)
December 31                                                         4,726,317          3,950,039             1.15
                                                                 ------------       ------------           ------
Total                                                               3,692,479            439,354             0.14
                                                                 ============       ============           ======

                               SPECTRUM CURRENCY

SELECTED FINANCIAL DATA


                                                                                                        FOR THE PERIOD FROM
                                                        FOR THE NINE MONTHS                                JULY 3, 2000
                                                        ENDED SEPTEMBER 30,                              (COMMENCEMENT OF
                                                     -------------------------    FOR THE YEAR ENDED      OPERATIONS) TO
                                                        2002          2001        DECEMBER 31, 2001      DECEMBER 31, 2000
                                                     -----------   -----------   --------------------   -------------------
                                                          $             $                 $                      $
                                                     (UNAUDITED)   (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                                            6,989,446       693,621          3,998,924             1,126,201
  Net change in unrealized                           (3,495,712)       14,296          2,622,814               555,569
                                                     ----------    ----------         ----------            ----------
    Total Trading Results                             3,493,734       707,917          6,621,738             1,681,770
Interest income (Morgan Stanley DW)                     600,392       575,636            731,716               236,461
                                                     ----------    ----------         ----------            ----------
    Total                                             4,094,126     1,283,553          7,353,454             1,918,231
                                                     ----------    ----------         ----------            ----------
EXPENSES
Brokerage fees (Morgan Stanley DW)                    2,155,277       860,546          1,297,698               249,571
Incentive fees                                        1,246,393       241,946          1,155,201               188,423
Management fees                                         937,077       374,150            564,216               171,693
                                                     ----------    ----------         ----------            ----------
    Total                                             4,338,747     1,476,642          3,017,115               609,687
                                                     ----------    ----------         ----------            ----------
NET INCOME (LOSS)                                      (244,621)     (193,089)         4,336,339             1,308,544
                                                     ==========    ==========         ==========            ==========
NET INCOME (LOSS) ALLOCATION:
Limited Partners                                       (233,624)     (190,991)         4,119,027             1,134,371
General Partner                                         (10,997)       (2,098)           217,312               174,173
NET INCOME (LOSS) PER UNIT:
Limited Partners                                          (0.05)         0.01               1.24                  1.17
General Partner                                           (0.05)         0.01               1.24                  1.17
TOTAL ASSETS AT END OF PERIOD                        80,989,608    36,479,679         49,112,223            18,056,724
TOTAL NET ASSETS AT END OF PERIOD                    76,943,940    36,193,283         47,811,741            15,707,232
NET ASSET VALUE PER UNIT AT END OF PERIOD
Limited Partners                                          12.36         11.18              12.41                 11.17
General Partner                                           12.36         11.18              12.41                 11.17


SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)


                                                                                                        NET INCOME
                                                                                                        (LOSS) PER
                                                                   REVENUE           NET INCOME      UNIT OF LIMITED
QUARTER ENDED                                                (NET TRADING LOSSES)      (LOSS)      PARTNERSHIP INTEREST
-------------                                                --------------------   ------------   --------------------
                                                                      $                  $                  $
2002
March 31                                                           (4,108,907)        (4,944,552)          (1.17)
June 30                                                            15,457,288         13,231,295            2.60
September 30                                                       (7,254,255)        (8,531,364)          (1.48)
                                                                 ------------       ------------          ------
Total                                                               4,094,126           (244,621)          (0.05)
                                                                 ============       ============          ======
2001
March 31                                                            1,783,392          1,250,137            0.65
June 30                                                              (269,233)          (687,632)          (0.32)
September 30                                                         (230,606)          (755,594)          (0.32)
December 31                                                         6,069,901          4,529,428            1.23
                                                                 ------------       ------------          ------
Total                                                               7,353,454          4,336,339            1.24
                                                                 ============       ============          ======
2000
September 30                                                          422,969            215,504            0.24
December 31                                                         1,495,262          1,093,040            0.93
                                                                 ------------       ------------          ------
Total                                                               1,918,231          1,308,544            1.17
                                                                 ============       ============          ======

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                           AND RESULTS OF OPERATIONS

    THE FOLLOWING UPDATES, FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001, AND SUPPLEMENTS THE INFORMATION FOR EACH PARTNERSHIP UNDER THE SUB-CAPTIONS "RESULTS OF OPERATIONS" ON PAGES 45-57.

SPECTRUM SELECT

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002.

    For the nine months ended September 30, 2002, Spectrum Select posted an increase in net asset value per Unit. The most significant gains of approximately 11.0% were recorded in the interest rate futures markets, primarily during June, July, and August, as long positions in European and U.S. interest rate futures increased in value, spurred by declining equity values, additional concerns regarding corporate accounting integrity, and weak economic data. Additional gains of approximately 8.6% were recorded primarily during May and June in the currency markets from previously established long positions in the euro and Swiss franc as their values rallied relative to the U.S. dollar, which fell due to falling equity prices, weak economic data, and mounting concerns of further terrorist attacks. In the energy futures markets, gains of approximately 2.4% were recorded primarily during March from previously established long positions in natural gas futures as prices climbed higher amid a decline in supplies and severe weather in the northeast U.S. Short stock index futures provided additional gains of approximately 2.1%, primarily during June, as equity prices retreated on weak global economic data. The agricultural markets provided gains of approximately 2.0%, primarily during June, from long positions in soybean futures and its related products, and during July, from long positions in wheat, soybean and corn futures, as supply and demand concerns caused prices to increase. A portion of the overall gains were offset by losses of approximately 0.4% in the metals markets during June from long positions in gold futures as prices reversed lower in the midst of easing tensions between India and Pakistan.

    For the nine months ended September 30, 2002, Spectrum Select recorded total trading revenues, including interest income, of $76,176,301. Total expenses for the nine months ended September 30, 2002 were $19,447,866, resulting in net income of $56,728,435. The net asset value of a Unit increased from $23.96 at December 31, 2001 to $29.23 at September 30, 2002.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001.

    For the nine months ended September 30, 2001, Spectrum Select posted an increase in net asset value per Unit. The most significant gains of approximately 10.1% were recorded in the global interest rate futures markets primarily during August and September from long positions in short and intermediate-term U.S. interest rate futures as prices continued trending higher following interest rate cuts by the U.S. and European central banks and as investors sought a safe haven from the decline in stock prices. Additional gains were recorded throughout the majority of the first quarter from long positions in Japanese government bond futures as prices moved higher on concerns regarding that country's economy. In the global stock index futures markets, profits of approximately 6.2% were recorded throughout a majority of the third quarter from short positions in DAX, Hang Seng, Nikkei and S&P 500 Index futures as the trend in equity prices continued sharply lower amid worries regarding global economic uncertainty. In the metals markets, gains of approximately 3.5% were recorded primarily during July and September from short positions in copper and aluminum futures as prices declined due to higher inventories and weak demand. These gains were partially offset by losses of approximately 2.3% recorded throughout the first nine months of the year from volatile price movements in crude oil futures and its related products as a result of a continually changing outlook for supply, production and demand. In the currency markets, losses of approximately 1.0% were recorded throughout the first nine months of the year from transactions involving the British pound, New Zealand and Australian dollar.

    For the nine months ended September 30, 2001, Spectrum Select recorded total trading revenues, including interest income, of $42,010,426. Total expenses for the nine months ended September 30, 2001 were $19,221,146, resulting in net income of $22,789,280. The net asset value of a Unit increased from $23.57 at December 31, 2000 to $25.95 at September 30, 2001.

SPECTRUM TECHNICAL

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002.


    For the nine months ended September 30, 2002, Spectrum Technical posted an increase in net asset value per Unit. The most significant gains of approximately 19.0% were recorded in the interest rate futures markets between May and September from previously established long positions in European, Japanese, and U.S. interest rate futures, as investors sought a safe haven from falling equity prices, concerns regarding corporate accounting integrity and weak economic data. Additional gains of approximately 10.3% were recorded in the currency markets from long positions in major currencies, mainly the euro, Swiss franc, and Australian dollar as their values climbed relative to the U.S. dollar during the second quarter prompted by a lack of confidence in the strength of the domestic economic recovery. Short positions in European and U.S. stock index futures contributed gains of approximately 6.7%, primarily from May to September, as prices trended lower due to continued global economic and political uncertainty. Additional gains of approximately 2.6% were mainly contributed from long futures positions in crude oil futures and its related products during March and September as prices increased due to Middle East tensions. Elsewhere in the energy markets, additional gains were recorded during September from long positions in natural gas futures as prices trended higher due to a disruption of output in the Gulf of Mexico caused by Hurricane Isidore. A portion of the overall gains was offset by losses of approximately 1.5% in the metals market, primarily during June, from long positions in gold futures as prices weakened due to an easing of tensions between India and Pakistan. During January, short gold futures positions resulted in losses as prices trended higher reacting to an increase in demand. Elsewhere in the metals markets, long copper futures positions weakened in early April amid increasing tensions in the Middle East, growing inventory levels, and weakening demand, which resulted in losses from previously established long futures positions.


    For the nine months ended September 30, 2002, Spectrum Technical recorded total trading revenues, including interest income, of $107,139,990. Total expenses for the nine months ended September 30, 2002 were $23,768,275, resulting in net income of $83,371,715. The net asset value of a Unit increased from $14.93 at December 31, 2001 to $19.69 at September 30, 2002.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001.

    For the nine months ended September 30, 2001, Spectrum Technical posted an increase in net asset value per Unit. The most significant gains of approximately 12.1% were recorded in the global interest rate futures markets primarily during August and September from long positions in short and intermediate-term U.S. interest rate futures as prices continued trending higher following interest rate cuts by the U.S. and European central banks and as investors sought a safe haven from the decline in stock prices. Additional gains were recorded throughout the majority of the first quarter from long positions in Japanese government bond futures as prices moved higher on concerns regarding that country's economy. In the global stock index futures markets, profits of approximately 6.9% were recorded throughout a majority of the third quarter from short positions in DAX and Nikkei Index futures as the trend in equity prices continued sharply lower amid worries regarding global economic uncertainty. In the metals markets, gains of approximately 0.7% were recorded primarily during July and September from short positions in copper and aluminum futures as prices declined due to higher inventories and weak demand. These gains were partially offset by losses of approximately 8.4% recorded in the energy markets throughout the first nine months of the year from trading in crude oil futures and its related products as a result of volatility in oil prices due to a continually changing outlook for supply, production and demand. In the agricultural markets, losses of approximately 1.4% were recorded primarily during July from short corn futures positions as prices increased on forecasts for hotter and drier weather in the U.S. midwest. In the currency markets, losses of approximately 0.6% were recorded throughout the first nine months of the year from transactions involving the British pound, the euro and Australian dollar. Offsetting gains were recorded during August and September from long positions in the Swiss franc as its value continued its strengthening trend relative to the U.S. dollar due to the sharp decline in stock prices and as investors sought refuge in the safe haven of the franc amid fears of global economic and political turmoil.

    For the nine months ended September 30, 2001, Spectrum Technical recorded total trading revenues, including interest income, of $27,185,606. Total expenses for the nine months ended September 30, 2001 were $21,823,486, resulting in net income of $5,362,120. The net asset value of a Unit increased from $16.08 at December 31, 2000 to $16.38 at September 30, 2001.

SPECTRUM STRATEGIC

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002.

    For the nine months ended September 30, 2002, Spectrum Strategic posted an increase in net asset value per Unit. The most significant gains of approximately 22.4% were recorded in the agricultural markets from long positions in cocoa and grain futures as prices trended higher throughout a majority of the year amid concerns of supply deficits due to harsh weather. Additional gains of approximately 4.0% were recorded in the currency markets, primarily during March and June, from previously established long positions in the euro and Swiss franc relative to the U.S. dollar as the value of these currencies strengthened against the dollar amid falling equity prices, concerns regarding corporate accounting integrity, and weak economic data. Gains of approximately 3.6% were provided from long interest rate futures positions in July and August as economic data pointed to further deterioration of the economic environment in Europe, the U.S., and Asia. A portion of the overall gains were offset by losses of approximately 2.5% in the metals markets from previously established long futures positions in copper, tin, and zinc as prices declined further due to diminished demand. Additional losses of approximately 1.5% were recorded in the global stock index futures markets from long positions in S&P 500 Index futures, as prices decreased during April amid concerns regarding a sustainable and robust economic recovery.

    For the nine months ended September 30, 2002, Spectrum Strategic recorded total trading revenues, including interest income, of $19,052,809. Total expenses for the nine months ended September 30, 2002 were $5,815,804, resulting in net income of $13,237,005. The net asset value of a Unit increased from $10.55 at December 31, 2001 to $12.62 at September 30, 2002.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001.


    For the nine months ended September 30, 2001, Spectrum Strategic posted a decrease in net asset value per Unit. The most significant losses of approximately 4.5% were recorded in the currency markets from long positions in the New Zealand dollar as its value weakened relative to the U.S. dollar following a decline in the value of the Australian dollar. In the agricultural markets, losses of approximately 2.2% were experienced primarily during May and June from long wheat futures positions as prices declined amid favorable weather forecasts in the U.S. midwest and weak global demand. In the global stock index futures markets, losses of approximately 1.5% were experienced throughout a majority of the first quarter from long positions in U.S. stock index futures as U.S. stock prices continued to decline after discouraging corporate earnings warnings, inflationary news and worries of a U.S. economic slowdown. These losses were partially offset by gains of approximately 6.0% recorded in the soft commodities markets primarily during April and May from long lumber futures positions as prices soared higher amid low inventories combined with warmer weather in northern Canada. Additional gains were recorded during September from long cocoa futures positions as prices moved higher on expectations that global demand will outpace production. In the global interest rate futures markets, gains of approximately 4.1% were recorded throughout a majority of the first quarter from long positions in eurodollar futures as prices rose amid a rattled stock market, shaky consumer confidence, positive inflation data and interest rate cuts by the U.S. Federal Reserve. During September, profits were recorded from long positions in the U.S. and European interest rate futures as prices continued trending higher amid continued concerns for the sluggish U.S. economy, interest rate cuts by the U.S. Federal Reserve and as investors sought a safe haven from declining stock prices. In the energy markets, profits of approximately 1.3% were recorded primarily during July from long positions in crude oil futures as prices rose on the back of a 1-million-barrel-per-day OPEC production cut. During September, gains were recorded from short positions in crude oil futures as oil prices moved lower due to near-term concerns over the effects of a global economic slowdown on oil demand.


    For the nine months ended September 30, 2001, Spectrum Strategic recorded total trading revenues, including interest income, of $3,491,017. Total expenses for the nine months ended September 30, 2001 were $5,541,360, resulting in a net loss of $2,050,343. The net asset value of a Unit decreased from $10.61 at December 31, 2000 to $10.31 at September 30, 2001.

SPECTRUM GLOBAL BALANCED

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002.

    For the nine months ended September 30, 2002, Spectrum Global Balanced posted a decrease in net asset value per Unit. The most significant losses of approximately 13.7% were recorded in the global stock index futures markets primarily from long positions in U.S. and European stock index futures, especially German DAX Index futures, as equity prices decreased throughout a majority of the first nine months of the year on geopolitical concerns and uncertainty surrounding a global economic recovery. Additional losses of approximately 0.8% were recorded in the agricultural markets primarily from both long and short positions in sugar. A portion of the Partnership's overall losses was offset by gains of approximately 10.1% in the global interest rate futures markets during the period of June through September primarily from long positions in U.S. interest rate futures, as the domestic economic situation deteriorated further amid falling equity prices, concerns regarding corporate accounting integrity, and weak economic data. Additional gains of approximately 0.3% were recorded in the energy markets, primarily during March, from long positions in natural gas as prices trended higher amid a decline in supplies and severe weather factors in the northeast U.S.

    For the nine months ended September 30, 2002, Spectrum Global Balanced recorded total trading losses, net of interest income, of $1,857,310. Total expenses for the nine months ended September 30, 2002 were $2,451,106, resulting in a net loss of $4,308,416. The net asset value of a Unit decreased from $16.21 at December 31, 2001 to $14.99 at September 30, 2002.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001.

    For the nine months ended September 30, 2001, Spectrum Global Balanced posted a decrease in net asset value per Unit. The most significant losses of approximately 9.3% were recorded in the global stock index futures markets primarily throughout a majority of the first three quarters from long positions in DAX, FTSE and S&P 500 Index futures as the trend in equity prices continued sharply lower amid worries regarding global economic uncertainty. In the energy markets, losses of approximately 1.3% were recorded throughout the first nine months of the year from positions in crude oil futures and its related products as a result of volatility in oil prices due to a continually changing outlook for supply, production and demand. These losses were partially offset by gains of approximately 5.6% recorded in the global interest rate futures markets primarily during January from long positions in eurodollar futures as prices moved higher due to a surprise interest rate cut by the U.S. Federal Reserve on January 3rd and the subsequent anticipation of an additional interest rate cut by the U.S. Federal Reserve later in January. Throughout a majority of the third quarter, additional profits were recorded from long positions in U.S. and European interest rate futures as prices continued trending higher amid continued concerns for the sluggish U.S. economy, interest rate cuts by the U.S. and European central banks and as investors sought a safe haven from declining stock prices. In soft commodities, gains of approximately 1.3% were recorded throughout a majority of the first and second quarters from short cotton futures positions as prices moved lower on weak export sales and low demand. In the currency markets, gains of approximately 0.7% were recorded primarily from transactions involving the Singapore dollar.

    For the nine months ended September 30, 2001, Spectrum Global Balanced recorded total trading revenues, including interest income, of $283,635. Total expenses for the nine months ended September 30, 2001 were $2,469,465, resulting in a net loss of $2,185,830. The net asset value of a Unit decreased from $16.26 at December 31, 2000 to $15.64 at September 30, 2001.

SPECTRUM CURRENCY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002.

    For the nine months ended September 30, 2002, Spectrum Currency posted a decrease in net asset value per Unit. The most significant gains of approximately 6.8% were recorded primarily during May and June from previously established long positions in the euro as its value strengthened relative to the U.S. dollar amid falling equity prices, concerns regarding corporate accounting integrity, and weak U.S. economic data. Previously established long positions in the Australian dollar provided gains of approximately 3.2% as the currency strengthened relative to the U.S. dollar, primarily during March and May, due to rising gold prices. Long positions in the Swiss franc resulted in further gains of approximately 3.2%, primarily during April, May, and June, as its value strengthened relative to the U.S. dollar due to weak economic forecasts. Smaller gains of approximately 2.5% were recorded predominantly during the second quarter from long positions in the minor currencies, such as the Norwegian krone. These gains were partially offset by losses of approximately 4.8% recorded from transactions involving the British pound during June, July, and August as its value fluctuated without consistent direction versus the U.S. dollar. Smaller losses of approximately 3.8% were recorded throughout a majority of the year from transactions involving the Japanese yen as its value also experienced erratic movement versus the U.S. dollar amid concerns regarding the state of Japan's economy.


    For the nine months ended September 30, 2002, Spectrum Currency recorded total trading revenues, including interest income, of $4,094,126. Total expenses for the nine months ended September 30, 2002 were $4,338,747, resulting in a net loss of $244,621. The net asset value of a Unit decreased from $12.41 at December 31, 2001 to $12.36 at September 30, 2002.


FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001.

    For the nine months ended September 30, 2001, Spectrum Currency posted a net loss for the period. The most significant gains of approximately 3.4% were recorded from short positions in the Singapore dollar as its value weakened versus the U.S. dollar on the heels of the declining Japanese yen. Gains of approximately 1.4% were recorded throughout the majority of the first quarter from short positions in the Japanese yen as the value of the yen weakened relative to the U.S. dollar on continuing concerns for the Japanese economy and in both anticipation and reaction to the Bank of Japan's decision to reinstate its zero interest rate policy. Profits of approximately 1.3% were recorded primarily during September from short positions in the South African rand as its value trended lower relative to the U.S. dollar as investors targeted the emerging market currency while global economic jitters persisted. These gains were partially offset by losses of approximately 2.0% recorded primarily during May and early June from long positions in the British pound as its value weakened relative to the U.S. dollar in reaction to reports that British Prime Minister Blair will push for Great Britain's entry into the European Monetary Union.

    For the nine months ended September 30, 2001, Spectrum Currency recorded total trading revenues, including interest income, of $1,283,553. Total expenses for the nine months ended September 30, 2001 were $1,476,642, resulting in a net loss of $193,089. The net asset value of a Unit increased from $11.17 at December 31, 2000 to $11.18 at September 30, 2001 due to the increase in Spectrum Currency total Units that reduced the per Unit effect of the loss on earlier gains.

                    QUANTITATIVE AND QUALITATIVE DISCLOSURES
                               ABOUT MARKET RISK

    THE FOLLOWING UPDATES AND SUPPLEMENTS THE INFORMATION FOR EACH PARTNERSHIP UNDER THE SUB-CAPTION "--EACH PARTNERSHIP'S VALUE AT RISK IN DIFFERENT MARKET SECTORS" ON PAGES 59-61.

    The following tables indicate the VaR associated with each partnership's open positions, as a percentage of total net assets, by primary market risk category as of September 30, 2002 and 2001.

SPECTRUM SELECT:

    As of September 30, 2002 and 2001, Spectrum Select's total capitalization was approximately $298 million and $253 million, respectively.


                                                                       VAR
                                                                  SEPTEMBER 30,
                                                              ----------------------
MARKET CATEGORY                                                 2002          2001
---------------                                               --------      --------
                                                                 %             %
Currency....................................................   (2.05)        (0.46)
Interest Rate...............................................   (1.03)        (1.46)
Equity......................................................   (0.38)        (0.31)
Commodity...................................................   (1.31)        (0.67)
Aggregate Value at Risk.....................................   (2.85)        (1.69)


SPECTRUM TECHNICAL:

    As of September 30, 2002 and 2001, Spectrum Technical's total capitalization was approximately $349 million and $278 million, respectively.


                                                                       VAR
                                                                  SEPTEMBER 30,
                                                              ----------------------
MARKET CATEGORY                                                 2002          2001
---------------                                               --------      --------
                                                                 %             %
Interest Rate...............................................   (1.78)        (2.41)
Currency....................................................   (0.85)        (1.74)
Equity......................................................   (0.59)        (0.76)
Commodity...................................................   (1.19)        (0.46)
Aggregate Value at Risk.....................................   (2.50)        (3.00)


SPECTRUM STRATEGIC:

    As of September 30, 2002 and 2001, Spectrum Strategic's total capitalization was approximately $81 million and $70 million, respectively.


                                                                       VAR
                                                                  SEPTEMBER 30,
                                                              ----------------------
MARKET CATEGORY                                                 2002          2001
---------------                                               --------      --------
                                                                 %             %
Interest Rate...............................................   (0.85)        (0.32)
Currency....................................................   (0.73)        (0.31)
Equity......................................................   (0.64)        (0.15)
Commodity...................................................   (1.87)        (0.93)
Aggregate Value at Risk.....................................   (2.49)        (0.99)


SPECTRUM GLOBAL BALANCED:

    As of September 30, 2002 and 2001, Spectrum Global Balanced's total capitalization was approximately $53 million and $56 million, respectively.


                                                                       VAR
                                                                  SEPTEMBER 30,
                                                              ----------------------
MARKET CATEGORY                                                 2002          2001
---------------                                               --------      --------
                                                                 %             %
Equity......................................................   (1.33)        (0.79)
Interest Rate...............................................   (0.90)        (0.71)
Currency....................................................   (0.71)        (0.35)
Commodity...................................................   (0.30)        (0.25)
Aggregate Value at Risk.....................................   (1.57)        (1.14)

SPECTRUM CURRENCY:

    As of September 30, 2002 and 2001, Spectrum Currency's total capitalization was approximately $77 million and $36 million, respectively.


                                                                      VAR
                                                                 SEPTEMBER 30,
                                                              -------------------
MARKET CATEGORY                                                 2002       2001
---------------                                               --------   --------
                                                                 %          %
Currency....................................................  (3.97 )    (1.72 )
Aggregate Value at Risk.....................................  (3.97 )    (1.72 )


    Aggregate Value at Risk, listed above for each partnership, represents the aggregate VaR of all of a partnership's open positions and not the sum of the VaR of the individual market categories. Aggregate VaR will be lower as it takes into account correlation among the different positions and categories.

    The tables above represent the VaR of each partnership's open positions at September 30, 2002 and 2001 only and are not necessarily representative of either the historic or future risk of an investment in these partnerships. Because the only business of each partnership is the speculative trading of futures, forwards, and options, the composition of a partnership's trading portfolio can change significantly over any given time period, or even within a single trading day. Any changes in open positions could positively or negatively materially impact market risk as measured by VaR.

    The tables below supplement the September 30, 2002 VaR (set forth above) by presenting each partnership's high, low, and average VaR, as a percentage of total net assets, for the four quarterly reporting periods from October 1, 2001 through September 30, 2002.

                                SPECTRUM SELECT

MARKET CATEGORY          HIGH        LOW       AVERAGE
---------------        --------    --------    --------
                          %           %           %
Currency.............   (2.05)      (0.58)      (1.57)
Interest Rate........   (1.41)      (0.49)      (1.07)
Equity...............   (0.71)      (0.30)      (0.48)
Commodity............   (1.62)      (0.40)      (1.03)
Aggregate Value at
  Risk...............   (2.85)      (2.30)      (2.53)

                               SPECTRUM TECHNICAL

MARKET CATEGORY           HIGH        LOW       AVERAGE
---------------         --------    --------    --------
                           %           %           %
Interest Rate.........   (2.59)      (0.70)      (1.67)
Currency..............   (2.71)      (0.69)      (1.71)
Equity................   (1.08)      (0.26)      (0.69)
Commodity.............   (1.71)      (0.60)      (1.05)
Aggregate Value at
  Risk................   (4.11)      (2.50)      (3.10)

                               SPECTRUM STRATEGIC

MARKET CATEGORY          HIGH        LOW       AVERAGE
---------------        --------    --------    --------
                          %           %           %
Interest Rate........   (0.85)      (0.23)      (0.51)
Currency.............   (1.38)      (0.38)      (0.83)
Equity...............   (0.64)      (0.17)      (0.30)
Commodity............   (2.33)      (1.87)      (2.05)
Aggregate Value at
  Risk...............   (2.51)      (2.20)      (2.42)

                            SPECTRUM GLOBAL BALANCED

MARKET CATEGORY           HIGH        LOW       AVERAGE
---------------         --------    --------    --------
                           %           %           %
Equity................   (1.33)      (0.94)      (1.22)
Interest Rate.........   (1.02)      (0.22)      (0.68)
Currency..............   (0.71)      (0.32)      (0.55)
Commodity.............   (0.32)      (0.18)      (0.27)
Aggregate Value at
  Risk................   (1.57)      (1.33)      (1.46)

                               SPECTRUM CURRENCY

MARKET CATEGORY          HIGH        LOW       AVERAGE
---------------        --------    --------    --------
                          %           %           %
Currency.............   (3.97)      (1.35)      (2.77)

    THE FOLLOWING UPDATES AND SUPPLEMENTS THE INFORMATION FOR EACH PARTNERSHIP UNDER THE SUB-CAPTION "--QUALITATIVE DISCLOSURES REGARDING PRIMARY TRADING RISK EXPOSURES" ON PAGES 61-66.

    SPECTRUM SELECT

    The following were the primary trading risk exposures of Spectrum Select as of September 30, 2002, by market sector. It may be anticipated, however, that these market exposures will vary materially over time.

    CURRENCY. The primary market exposure of Spectrum Select at September 30, 2002 was to the currency complex. The partnership's currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. Interest rate changes as well as political and general economic conditions influence these fluctuations. Spectrum Select trades a large number of currencies, including cross-rates - i.e., positions between two currencies other than the U.S. dollar. At September 30, 2002, the partnership's major exposures were to euro currency crosses and outright U.S. dollar positions. Outright positions consist of the U.S. dollar vs. other currencies. These other currencies include major and minor currencies. The general partner does not anticipate that the risk profile of the partnership's currency sector will change significantly in the future. The currency trading VaR figure includes foreign margin amounts converted into U.S. dollars with an incremental adjustment to reflect the exchange rate risk inherent to the U.S.-based partnership in expressing VaR in a functional currency other than U.S. dollars.

    INTEREST RATE. The second largest market exposure at September 30, 2002 was to the global interest rate sector. The partnership's exposure in the interest rate market complex was primarily spread across the U.S., European and Japanese interest rate sectors. Interest rate movements directly affect the price of the sovereign bond futures positions held by the partnership and indirectly affect the value of its stock index and currency positions. Interest rate movements in one country as well as relative interest rate movements between countries materially impact the partnership's profitability. The partnership's primary interest rate exposure is generally to interest rate fluctuations in the U.S. and the other G-7 countries. The G-7 countries consist of France, the U.S., Britain, Germany, Japan, Italy, and Canada. However, the partnership also takes futures positions in the government debt of smaller nations - e.g., Australia. The general partner anticipates that G-7 and Australian interest rates will remain the primary interest rate exposure of the partnership for the foreseeable future. The speculative futures positions held by the Partnership may range from short to long-term instruments. Consequently, changes in short, medium or long-term interest rates may have an effect on the Partnership.


    EQUITY. The third largest exposure at September 30, 2002 was to equity price risk in the G-7 countries. The stock index futures traded by the partnership are by law limited to futures on broadly-based indices. At
September 30, 2002, the partnership's primary exposures were to the NASDAQ (U.S.), Hang Seng (Hong Kong), DAX (Germany) and S&P 500 (U.S.) stock indices. The partnership is primarily exposed to the risk of adverse price trends or static markets in the U.S., European and Hong Kong indices. Static markets would not cause major market changes but would make it difficult for the partnership to avoid being "whipsawed" into numerous small losses.


COMMODITY.

    ENERGY. At September 30, 2002, the partnership's energy exposure was shared primarily by futures contracts in crude oil and its related products, and natural gas. Price movements in the energy markets result from political developments in the Middle East, weather patterns and other economic fundamentals. Significant profits and losses, which have been experienced in the past, are expected to continue to be experienced in these markets. Natural gas has exhibited volatility in prices resulting from weather patterns and supply and demand factors and may continue in this choppy pattern.

    METALS. The partnership's metals exposure at September 30, 2002 was to fluctuations in the price of precious metals, such as gold and silver, and base metals, such as copper, aluminum, nickel, lead and zinc. Economic forces, supply and demand inequalities, geopolitical factors and market expectations influence price movement in these markets. The trading advisors, from time to time, take positions when market opportunities develop. The general partner anticipates that the partnership will continue to be exposed to the precious and base metals markets.


    SOFT COMMODITIES AND AGRICULTURALS. At September 30, 2002, the partnership had exposure to the markets that comprise these sectors. Most of the exposure was to sugar, soybean, and its related products and coffee. Supply and demand inequalities, severe weather disruption and market expectations affect price movements in these markets.


    SPECTRUM TECHNICAL

    The following were the primary trading risk exposures of Spectrum Technical as of September 30, 2002, by market sector. It may be anticipated, however, that these market exposures will vary materially over time.

    INTEREST RATE. At September 30, 2002 Spectrum Technical had market exposure to the global interest rate sector. Exposure was primarily spread across the U.S., European and Japanese interest rate sectors. Interest rate movements directly affect the price of the sovereign bond futures positions held by the partnership and indirectly affect the value of its stock index and currency positions. Interest rate movements in one country as well as relative interest rate movements between countries materially impact the Partnership's profitability. The partnership's primary interest rate exposure is generally to interest rate fluctuations in the U.S. and the other G-7 countries. The G-7 countries consist of France, the U.S., Britain, Germany, Japan, Italy, and Canada. However, the partnership also takes futures positions in the government debt of smaller nations - e.g., Australia. The general partner anticipates that G-7 interest rates will remain the primary interest rate exposure of the partnership for the foreseeable future. The speculative futures positions held by the partnership may range from short to long-term instruments. Consequently, changes in short, medium or long-term interest rates may have an effect on the partnership.

    CURRENCY. The partnership's currency exposure at September 30, 2002, was to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. Interest rate changes as well as political and general economic conditions influence these fluctuations. The partnership trades a large number of currencies, including cross-rates - i.e., positions between two currencies other than the U.S. dollar. At September 30, 2002, the partnership's major exposures were to euro currency crosses and outright U.S. dollar positions. Outright positions consist of the U.S. dollar vs. other currencies. These other currencies include major and minor currencies. The general partner does not anticipate that the risk profile of the partnership's currency sector will change significantly in the future. The currency trading VaR figure includes foreign margin amounts converted into U.S. dollars with an incremental adjustment to reflect the exchange rate risk inherent to the U.S.-based partnership in expressing VaR in a functional currency other than U.S. dollars.

    EQUITY. At September 30, 2002 the partnership had market exposure to equity price risk in the G-7 countries. The stock index futures traded by the partnership are by law limited to futures on broadly-based indices. At
September 30, 2002, the partnership's primary exposures were to the NASDAQ (U.S.), Euro Stoxx 50 (Europe), DAX (Germany) and Nikkei (Japan) stock indices. The partnership is primarily exposed to the risk of adverse price trends or static markets in the U.S., European and Japanese indices. Static markets would not cause major market changes but would make it difficult for the partnership to avoid being "whipsawed" into numerous small losses.

COMMODITY.

    ENERGY. At September 30, 2002, the partnership's energy exposure was shared primarily by futures contracts in crude oil and its related products, and natural gas. Price movements in these markets result from political developments in the Middle East, weather patterns and other economic fundamentals. Significant profits and losses, which have been experienced in the past, are expected to continue to be experienced in these markets. Natural gas has exhibited volatility in prices resulting from weather patterns and supply and demand factors and may continue in this choppy pattern.

    SOFT COMMODITIES AND AGRICULTURALS. At September 30, 2002, the partnership had exposure to the markets that comprise these sectors. Most of the exposure was to the sugar, coffee and cotton markets. Supply and demand inequalities, severe weather disruption and market expectations affect price movements in these markets.

    METALS. The partnership's metals exposure at September 30, 2002 was to fluctuations in the price of precious metals, such as gold and silver, and base metals, such as aluminum, copper, zinc, nickel, and lead. Economic forces, supply and demand inequalities, geopolitical factors and market expectations influence price movements in these markets. The trading advisors, from time to time, take positions when market opportunities develop. The general partner anticipates that the partnership will continue to be exposed to the precious and base metals markets.

    SPECTRUM STRATEGIC

    The following were the primary trading exposures of Spectrum Strategic as of September 30, 2002, by market sector. It may be anticipated, however, that these market exposures will vary materially over time.

    INTEREST RATE. At September 30, 2002, Spectrum Strategic's exposure to the global interest rate market complex was primarily spread across the U.S. and European interest rate sectors. Interest rate movements directly affect the price of the sovereign bond futures positions held by the partnership and indirectly affect the value of its stock index and currency positions. Interest rate movements in one country, as well as relative interest rate movements between countries, materially impact the partnership's profitability. The partnership's primary interest rate exposure is generally to interest rate fluctuations in the U.S. and the other G-7 countries. The G-7 countries consist of France, the U.S., Britain, Germany, Japan, Italy, and Canada. The partnership also takes futures position in the government debt of smaller nations--e.g., Australia. The general partner anticipates that G-7 and Australian interest rates will remain the primary interest rate exposure of the partnership for the foreseeable future. The speculative futures positions held by the partnership range from short to long-term instruments. Consequently, changes in short, medium or long-term interest rates may have an effect on the partnership.


    CURRENCY. The partnership's currency exposure at September 30, 2002, was to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. Interest rate changes as well as political and general economic conditions influence these fluctuations. The partnership trades a large number of currencies, including cross-rates--i.e., position between two currencies other than the U.S. dollar. At September 30, 2002, the partnership's exposures were to euro and Japanese yen cross-rates and outright U.S. dollar positions. Outright positions consist of the U.S. dollar vs. other currencies. These other currencies include major and minor currencies. The general partner does not anticipate that the risk profile of the partnership's currency sector will change significantly in the future. The currency trading VaR figure includes foreign margin amounts converted into U.S. dollars with an incremental adjustment to reflect the exchange rate risk inherent to the U.S.-based partnership in expressing VaR in a functional currency other than U.S. dollars.


    EQUITY. The partnership's equity exposure at September 30, 2002 was to equity price risk in the G-7 countries. The stock index futures traded by the partnership are by law limited to futures on broadly-based indices. At September 30, 2002, the partnership's primary exposures were to the S&P 500 (U.S.) and NASDAQ (U.S.) stock indices. The partnership is primarily exposed to the risk of adverse price trends or static markets in the U.S and European indices. Static markets would not cause major market changes but would make it difficult for the partnership to avoid being "whipsawed" into numerous small losses.

COMMODITY.

    SOFT COMMODITIES AND AGRICULTURALS. At September 30, 2002, the partnership had exposure to the markets that comprise these sectors. Most of the exposure was to the cocoa, coffee and cotton markets. Supply and demand inequalities, severe weather disruption and market expectations affect price movements in these markets.

    METALS. The partnership's metals exposure at September 30, 2002 was to fluctuations in the price of precious metals, such as gold, and base metals, such as copper, aluminum and tin. Economic forces, supply and demand inequalities, geopolitical factors and market expectations influence price movements in these markets. The trading advisors, from time to time, take positions when market opportunities develop. The general partner anticipates that the partnership will continue to be exposed to the precious and base metals markets.


    ENERGY. At September 30, 2002, the partnership's energy exposure was shared primarily by futures contracts in crude oil and its related products, and natural gas. Price movements in these markets result from political developments in the Middle East, weather patterns and other economic fundamentals. Significant profits and losses, which have been experienced in the past, are expected to continue to be experienced in these markets. Natural gas has exhibited volatility in prices resulting from weather patterns and supply and demand factors and may continue in this choppy pattern.


    SPECTRUM GLOBAL BALANCED

    The following were the primary trading risk exposures of Spectrum Global Balanced as of September 30, 2002, by market sector. It may be anticipated, however, that these market exposures will vary materially over time.

    EQUITY. The largest market exposure of Spectrum Global Balanced at September 30, 2002 was to the global stock index sector, primarily equity price risk in the G-7 countries. The G-7 countries consist of France, the U.S., Britain, Germany, Japan, Italy, and Canada. The stock index futures traded by the partnership are by law limited to futures on broadly-based indices. At September 30, 2002, the partnership's primary exposures were to the S&P 500 (U.S.), DAX (Germany) and FTSE (Britain) stock indices. The partnership is exposed to the risk of adverse price trends or static markets in the U.S., European and Japanese indices. Static markets would not cause major market changes but would make it difficult for the partnership to avoid being "whipsawed" into numerous small losses.

    INTEREST RATE. The second largest market exposure at September 30, 2002, was to the global interest rate complex. Exposure was primarily spread across the European, U.S. and Japanese interest rate sectors. Interest rate movements directly affect the price of the sovereign bond futures positions held by the partnership and indirectly affect the value of its stock index and currency positions. Interest rate movements in one country, as well as relative interest rate movements between countries, materially impact the partnership's profitability. The partnership's interest rate exposure is generally to interest rate fluctuations in the U.S. and the other G-7 countries. However, the partnership also takes futures positions in the government debt of smaller nations--e.g., Australia. The general partner anticipates that G-7 and Australian interest rates will remain the primary interest rate exposure of the partnership for the foreseeable future. The speculative futures positions held by the partnership range from short to long-term instruments. Consequently, changes in short, medium or long-term interest rates may have an effect on the partnership.

    CURRENCY. The partnership's currency exposure at September 30, 2002, was to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. Interest rate changes as well as political and general economic conditions influence these fluctuations. The partnership trades a large number of currencies, including cross-rates--i.e., positions between two currencies other than the U.S. dollar. At September 30, 2002, the partnership's major exposures were to euro and Japanese yen currency crosses and outright U.S. dollar positions. Outright positions consist of the U.S. dollar vs. other currencies. These other currencies include major and minor currencies. The general partner does not anticipate that the risk profile of the partnership's currency sector will change significantly in the future. The currency trading VaR figure includes foreign margin amounts converted into U.S. dollars with an incremental adjustment to reflect the exchange rate risk inherent to the U.S.-based partnership in expressing VaR in a functional currency other than U.S. dollars.

COMMODITY.

    ENERGY. At September 30, 2002, the partnership's energy exposure was shared primarily by futures contracts in crude oil and natural gas. Price movements in the energy markets result from political developments in the Middle East, weather patterns and other economic fundamentals. Significant profits and losses, which have been experienced in the past, are expected to continue to be experienced in these markets. Natural gas has exhibited volatility in prices resulting from weather patterns and supply and demand factors, and may continue in this choppy pattern.

    SOFT COMMODITIES AND AGRICULTURALS. At September 30, 2002, the partnership had exposure to the markets that comprise these sectors. Most of the exposure was to the sugar, cotton and soybean oil markets. Supply and demand inequalities, severe weather disruption and market expectations affect price movements in these markets.

    METALS. The partnership's metals exposure at September 30, 2002 was to fluctuations in the price of base metals, such as nickel and copper. Economic forces, supply and demand inequalities, geopolitical factors and market expectations influence price movements in these markets. The trading advisor, from time to time, takes positions when market opportunities develop. The general partner anticipates that the partnership will continue to be exposed to the base metals markets.

    SPECTRUM CURRENCY


    The following was the only trading risk exposure of Spectrum Currency as of September 30, 2002. It may be anticipated, however, that market exposure will vary materially over time.


    CURRENCY. Spectrum Currency's currency exposure at September 30, 2002 was to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. Interest rate changes as well as political and general economic conditions influence these fluctuations. The partnership trades in a large number of currencies. At September 30, 2002, the partnership's major exposure was to outright U.S. dollar positions. Outright positions consist of the U.S. dollar vs. other currencies. These other currencies include major and minor currencies. The general partner does not anticipate that the risk profile of the partnership's currency sector will change significantly in the future. The currency trading VaR figure includes foreign margin amounts converted into U.S. dollars with an incremental adjustment to reflect the exchange rate risk inherent to the U.S.- based partnership in expressing VaR in a functional currency other than U.S. dollars.

    THE FOLLOWING UPDATES AND SUPPLEMENTS THE INFORMATION FOR EACH PARTNERSHIP UNDER THE SUB-CAPTION "--QUALITATIVE DISCLOSURES REGARDING NON-TRADING RISK EXPOSURE" ON PAGE 67.

    The following was the only non-trading risk exposure of each partnership at September 30, 2002:

    FOREIGN CURRENCY BALANCES. Each partnership's primary foreign currency balances were in:


        SPECTRUM SELECT                SPECTRUM TECHNICAL               SPECTRUM STRATEGIC
-------------------------------  -------------------------------  -------------------------------
British pounds                   Australian dollars               British pounds
euros                            Canadian dollars                 euros
Hong Kong dollars                euros                            Japanese yen
Swiss francs                     New Zealand dollars
                                 Swedish kronas



   SPECTRUM GLOBAL BALANCED             SPECTRUM CURRENCY
-------------------------------  -------------------------------
British pounds                   None
euros


                              THE GENERAL PARTNER

    THE FOLLOWING UPDATES AND REPLACES THE SECOND PARAGRAPH UNDER THE CAPTION "THE GENERAL PARTNER" ON PAGE 67.


    The general partner is or has been the general partner and commodity pool operator for 39 commodity pools, including 7 commodity pools which are exempt from certain disclosure requirements pursuant to CFTC Rule 4.7. As of September 30, 2002, the general partner had approximately $1.7 billion in aggregate net assets under management, making it one of the largest operators of commodity pools in the U.S. As of September 30, 2002, there were approximately 60,000 investors in the commodity pools managed by Demeter.


    THE FOLLOWING UPDATES THE INFORMATION UNDER THE SUB-CAPTION "--DIRECTORS AND OFFICERS OF THE GENERAL PARTNER" ON PAGES 68-69.

    Robert E. Murray resigned the position of President of the general partner. Mr. Murray, however, retains his position as Chairman and a Director of the general partner.


    Jeffrey A. Rothman, age 41, is the President and a Director of the general partner. Mr. Rothman is the Executive Director of the Morgan Stanley Managed Futures Department, responsible for overseeing all aspects of the firm's Managed Futures Department. He is also President and a Director of Morgan Stanley Futures & Currency Management Inc., Morgan Stanley's internal commodity trading advisor. Mr. Rothman has been with the Managed Futures Department for sixteen years and most recently held the position of National Sales Manager, assisting Branch Managers and Financial Advisors with their managed futures education, marketing, and asset retention efforts. Throughout his career, Mr. Rothman has helped with the development, marketing, and administration of approximately 33 commodity pool investments. Mr. Rothman is an active member of the Managed Funds Association and serves on its Board of Directors.


    Frank Zafran, age 47, is a Director of the general partner and of Morgan Stanley Futures & Currency Management Inc. Mr. Zafran is an Executive Director of Morgan Stanley and, in September 2002, was named Chief Administrative Officer of Morgan Stanley's Global Products and Services Division. Mr. Zafran joined the firm in 1979 and has held various positions in Corporate Accounting and the Insurance Department, including Senior Operations Officer--Insurance Division, until his appointment in 2000 as Director of 401(k) Plan Services, responsible for all aspects of 401(k) Plan Services including marketing, sales and operations. Mr. Zafran received a B.S. degree in Accounting from Brooklyn College, New York.

    Mr. Raymond E. Koch resigned the position of Chief Financial Officer of the general partner.

    Jeffrey D. Hahn, age 45, is the Chief Financial Officer of the general partner. Mr. Hahn began his career at Morgan Stanley in 1992 and is currently an Executive Director responsible for the management and supervision of the accounting, reporting, tax and finance functions for the firm's private equity, managed futures, and certain legacy real estate investing activities. He is also Chief Financial Officer of Morgan Stanley Futures & Currency Management Inc. From August 1984 through May 1992, Mr. Hahn held various positions as an auditor at Coopers & Lybrand, specializing in manufacturing businesses and venture capital organizations. Mr. Hahn received his B.A. in Economics from St. Lawrence University in 1979, an M.B.A. from Pace University in 1984, and is a Certified Public Accountant.


    THE FOLLOWING UPDATES AND REPLACES THE CHART UNDER THE SUB-CAPTION "--DESCRIPTION AND PERFORMANCE INFORMATION OF COMMODITY POOLS OPERATED BY THE GENERAL PARTNER" ON PAGE 70. THE FOOTNOTES ON PAGE 71 ARE AN INTEGRAL PART OF THE FOLLOWING CHART.

                         DEMETER MANAGEMENT CORPORATION
 CAPSULE SUMMARY OF PERFORMANCE INFORMATION REGARDING COMMODITY POOLS OPERATED (EXCEPT AS OTHERWISE INDICATED, BEGINNING JANUARY 1, 1997 THROUGH OCTOBER 31,
                                     2002)

                                                                                                             CUMULATIVE
                                                                                                  CURRENT     RATE OF
                                                                                      CURRENT    NET ASSET     RETURN
                                                 START    CLOSE      AGGREGATE       NET ASSET   VALUE PER     SINCE
FUND TYPE/ FUND(1)                              DATE(2)  DATE(3)  SUBSCRIPTIONS(4)   VALUE(5)     UNIT(6)   INCEPTION(7)
------------------                              -------  -------  ----------------  -----------  ---------  ------------
PUBLICLY-OFFERED SINGLE ADVISOR FUNDS WITHOUT
  "PRINCIPAL PROTECTION"
Columbia Futures Fund L.P.(11)                  Jul-83      N/A      29,276,299       9,388,488  3,991.62      307.31%
DW Diversified Futures Fund L.P.                Apr-88      N/A     206,815,107      86,568,691  1,435.15      469.03%
DW Multi-Market Portfolio L.P.(12)              Sep-88      N/A     252,526,000       9,194,616  1,676.60       67.66%
DW Diversified Futures Fund II L.P.             Jan-89      N/A      13,210,576       8,636,001  3,783.76      278.38%
DW Diversified Futures Fund III L.P.            Nov-90      N/A     126,815,755      49,286,672  2,385.01      138.50%
DW Portfolio Strategy Fund L.P.(13)             Feb-91      N/A     143,522,564      91,925,263  3,228.69      222.87%
Morgan Stanley Charter MSFCM L.P.(14)           Mar-94      N/A     103,765,245      72,087,132     20.42      104.20%
Morgan Stanley Charter Graham L.P.              Mar-99      N/A      88,282,373      98,995,521     17.78       77.80%
Morgan Stanley Charter Millburn L.P.            Mar-99      N/A      52,882,928      40,030,518     10.82        8.20%
Morgan Stanley Charter Welton L.P.              Mar-99      N/A      36,018,319      12,210,370      6.45      -35.50%
Morgan Stanley Charter Campbell L.P.            Oct-02      N/A      12,643,158      12,177,197      9.44       -5.60%
PUBLICLY-OFFERED MULTI-ADVISOR FUNDS WITHOUT
  "PRINCIPAL PROTECTION"
DW Cornerstone Fund II(15)                      Jan-85      N/A      65,653,270      23,443,976  4,889.07      401.44%
DW Cornerstone Fund III(15)                     Jan-85      N/A     137,132,762      27,147,948  3,464.88      255.37%
DW Cornerstone Fund IV(15)                      May-87      N/A     168,125,690      98,545,431  6,308.38      547.01%
DW Global Perspective Portfolio L.P.            Mar-92      N/A      67,424,535      10,400,467  1,121.79       12.18%
DW World Currency Fund L.P.                     Apr-93      N/A     114,945,830      15,982,296  1,241.51       24.15%
PUBLICLY-OFFERED SINGLE ADVISOR FUNDS WITH
  "PRINCIPAL PROTECTION"
DW Principal Plus Fund L.P.(16)                 Feb-90      N/A     109,013,535      34,220,763  2,027.65      102.77%
PRIVATELY-OFFERED SINGLE ADVISOR FUNDS WITHOUT
  "PRINCIPAL PROTECTION"
Morgan Stanley/Chesapeake L.P.                  Nov-94      N/A      41,549,530      21,845,852  2,031.76      103.18%
Morgan Stanley/JWH Futures Fund L.P.            Feb-96      N/A      35,320,611      11,297,725  1,680.53       68.05%
Morgan Stanley/Mark J. Walsh Fund L.P.          May-01      N/A       5,636,357       5,380,215  1,160.88       16.09%
PRIVATELY-OFFERED MULTI-ADVISOR FUNDS WITHOUT
  "PRINCIPAL PROTECTION"
Morgan Stanley/Market Street Futures Fund L.P.  Oct-98   Jan-02      27,198,118       8,551,809    891.64      -10.84%
Morgan Stanley Strategic Alternatives Fund      May-00      N/A      66,931,446      72,459,591  1,243.43       24.34%
  L.L.C.
Morgan Stanley Japan Managed Futures L.L.C.     Sep-02      N/A      15,000,000      14,809,887    987.33       -1.27%


                                                   WORST      WORST PEAK-
                                                 MONTHLY %     TO-VALLEY
                                                 DECLINE/       DECLINE
FUND TYPE/ FUND(1)                               MONTH(8)      PERIOD(9)
------------------                              -----------  --------------
PUBLICLY-OFFERED SINGLE ADVISOR FUNDS WITHOUT
  "PRINCIPAL PROTECTION"
Columbia Futures Fund L.P.(11)                    -17.54%          -48.63%
                                                    4/86       7/83-12/86
DW Diversified Futures Fund L.P.                  -12.85%          -24.86%
                                                    5/90        5/95-6/96
DW Multi-Market Portfolio L.P.(12)                -13.26%          -29.84%
                                                    2/96        5/95-6/96
DW Diversified Futures Fund II L.P.               -13.41%          -25.62%
                                                    8/89        5/95-6/96
DW Diversified Futures Fund III L.P.              -13.62%          -27.00%
                                                    1/92        5/95-6/96
DW Portfolio Strategy Fund L.P.(13)               -15.28%          -31.83%
                                                   11/01        7/99-9/00
Morgan Stanley Charter MSFCM L.P.(14)             -12.87%          -22.84%
                                                    1/95        7/94-1/95
Morgan Stanley Charter Graham L.P.                -13.72%          -23.83%
                                                   11/01       11/01-4/02
Morgan Stanley Charter Millburn L.P.              -12.69%          -23.46%
                                                   10/99        4/01-4/02
Morgan Stanley Charter Welton L.P.                -13.40%          -38.60%
                                                    2/02        3/99-2/02
Morgan Stanley Charter Campbell L.P.               -5.60%           -5.60%
                                                   10/02            10/02
PUBLICLY-OFFERED MULTI-ADVISOR FUNDS WITHOUT
  "PRINCIPAL PROTECTION"
DW Cornerstone Fund II(15)                        -11.74%          -32.70%
                                                    9/89       7/88-10/89
DW Cornerstone Fund III(15)                       -18.28%          -32.35%
                                                    2/89       2/89-10/89
DW Cornerstone Fund IV(15)                        -21.04%          -45.21%
                                                    9/89        7/89-9/89
DW Global Perspective Portfolio L.P.              -12.10%          -40.90%
                                                   10/99        8/93-1/95
DW World Currency Fund L.P.                        -9.68%          -46.04%
                                                    5/95        8/93-1/95
PUBLICLY-OFFERED SINGLE ADVISOR FUNDS WITH
  "PRINCIPAL PROTECTION"
DW Principal Plus Fund L.P.(16)                    -7.48%          -13.08%
                                                    2/96        2/96-5/96
PRIVATELY-OFFERED SINGLE ADVISOR FUNDS WITHOUT
  "PRINCIPAL PROTECTION"
Morgan Stanley/Chesapeake L.P.                    -20.66%          -38.99%
                                                   11/01       4/01-04/02
Morgan Stanley/JWH Futures Fund L.P.              -18.57%          -46.68%
                                                   11/01        7/99-9/00
Morgan Stanley/Mark J. Walsh Fund L.P.            -10.25%          -23.29%
                                                   10/02      11/01-04/02
PRIVATELY-OFFERED MULTI-ADVISOR FUNDS WITHOUT
  "PRINCIPAL PROTECTION"
Morgan Stanley/Market Street Futures Fund L.P.    -10.76%          -31.12%
                                                    3/00        3/99-7/00
Morgan Stanley Strategic Alternatives Fund         -6.08%           -9.05%
  L.L.C.                                           11/01      11/01-04/02
Morgan Stanley Japan Managed Futures L.L.C.        -3.04%           -3.04%
                                                   10/02            10/02


                                                                COMPOUND ANNUAL RATES OF RETURN(10)
                                                -------------------------------------------------------------------

FUND TYPE/ FUND(1)                                 2002        2001        2000        1999        1998      1997
------------------                              ----------  ----------  ----------  ----------  ----------  -------
PUBLICLY-OFFERED SINGLE ADVISOR FUNDS WITHOUT
  "PRINCIPAL PROTECTION"
Columbia Futures Fund L.P.(11)                       13.82%      10.85%       9.08%      -8.54%      12.01%   22.60%
                                                (10 months)
DW Diversified Futures Fund L.P.                     20.55%       1.30%      22.00%     -11.14%       6.22%   11.96%
                                                (10 months)
DW Multi-Market Portfolio L.P.(12)                   23.59%       1.38%      21.64%      -8.77%       5.63%   13.28%
                                                (10 months)
DW Diversified Futures Fund II L.P.                  20.76%       1.86%      20.33%      -9.50%       5.22%   11.28%
                                                (10 months)
DW Diversified Futures Fund III L.P.                 21.28%       1.07%      21.99%     -10.56%       5.39%   12.29%
                                                (10 months)
DW Portfolio Strategy Fund L.P.(13)                  29.20%      -6.01%       9.87%      -6.85%       9.46%   11.28%
                                                (10 months)
Morgan Stanley Charter MSFCM L.P.(14)                20.69%      -3.31%      23.77%      -9.21%       5.07%   26.22%
                                                (10 months)
Morgan Stanley Charter Graham L.P.                   29.12%       9.72%      21.96%       2.90%
                                                (10 months)                         (10 months)
Morgan Stanley Charter Millburn L.P.                 17.23%     -11.25%      12.07%      -7.20%
                                                (10 months)                         (10 months)
Morgan Stanley Charter Welton L.P.                   -9.54%     -13.05%      -8.17%     -10.70%
                                                (10 months)                         (10 months)
Morgan Stanley Charter Campbell L.P.                 -5.60%
                                                  (1 month)
PUBLICLY-OFFERED MULTI-ADVISOR FUNDS WITHOUT
  "PRINCIPAL PROTECTION"
DW Cornerstone Fund II(15)                           12.12%      -1.33%      11.46%      -5.42%      12.54%   18.05%
                                                (10 months)
DW Cornerstone Fund III(15)                          13.76%       0.27%      -0.26%      -6.78%       9.13%   10.24%
                                                (10 months)
DW Cornerstone Fund IV(15)                            1.28%      15.92%      14.74%      -1.13%       6.80%   38.41%
                                                (10 months)
DW Global Perspective Portfolio L.P.                 13.20%      -1.43%       3.63%      -9.83%      11.25%   11.16%
                                                (10 months)
DW World Currency Fund L.P.                           6.04%      10.78%       6.36%       2.65%      -2.61%   39.35%
                                                (10 months)
PUBLICLY-OFFERED SINGLE ADVISOR FUNDS WITH
  "PRINCIPAL PROTECTION"
DW Principal Plus Fund L.P.(16)                       2.23%       2.14%       6.96%      -3.82%      10.54%   15.39%
                                                (10 months)
PRIVATELY-OFFERED SINGLE ADVISOR FUNDS WITHOUT
  "PRINCIPAL PROTECTION"
Morgan Stanley/Chesapeake L.P.                       17.41%     -18.96%       7.38%      -3.48%      19.93%   15.38%
                                                (10 months)
Morgan Stanley/JWH Futures Fund L.P.                 36.07%       3.60%       9.78%     -22.29%       4.04%   13.66%
                                                (10 months)
Morgan Stanley/Mark J. Walsh Fund L.P.               24.65%      -6.87%
                                                (10 months)  (7 months)
PRIVATELY-OFFERED MULTI-ADVISOR FUNDS WITHOUT
  "PRINCIPAL PROTECTION"
Morgan Stanley/Market Street Futures Fund L.P.        0.98%      -4.24%      -5.55%      -2.63%       0.26%
                                                (10 months)                                      (3 months)
Morgan Stanley Strategic Alternatives Fund            8.71%       5.06%       8.87%
  L.L.C.                                        (10 months)              (8 months)
Morgan Stanley Japan Managed Futures L.L.C.          -1.27%
                                                 (2 months)


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                              THE TRADING ADVISORS

MORGAN STANLEY SPECTRUM SELECT L.P.

    1. EMC CAPITAL MANAGEMENT, INC.


    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE LAST PARAGRAPH ON PAGE 73.



    As of October 31, 2002, EMC managed approximately $45.1 million of client assets pursuant to its Classic Program and approximately $51.4 million in all of its programs (notional funds included).



    2. NORTHFIELD TRADING L.P.



    THE FOLLOWING SUPPLEMENTS THE INFORMATION UNDER THE SUB-CAPTION "--DESCRIPTION OF TRADING PROGRAMS" ON PAGE 75.



    As of October 31, 2002, Northfield managed approximately $126 million of client assets pursuant to its Diversified Program and approximately
$128 million in all of its programs.



    3. RABAR MARKET RESEARCH, INC.



    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE FOURTH PARAGRAPH ON PAGE 78.


    As of October 31, 2002, Rabar was managing approximately $138 million of client assets pursuant to its trading program (notional funds included).


    4. SUNRISE CAPITAL MANAGEMENT, INC.



    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE FIRST FULL PARAGRAPH ON PAGE 81.


    As of October 31, 2002, Sunrise Capital Management and Sunrise Capital Partners collectively managed approximately $115.0 million of client assets pursuant to the CIMCO Program and approximately $899.0 million of client assets in all of its programs (notional funds excluded).

MORGAN STANLEY SPECTRUM TECHNICAL L.P.

    1. CAMPBELL & COMPANY, INC.

    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE SECOND FULL PARAGRAPH ON PAGE 84.

    As of October 31, 2002, Campbell was managing approximately $2.99 billion of client assets pursuant to the Financial Metals & Energy Large Portfolio and approximately $3.40 billion in all of its programs.

    2. CHESAPEAKE CAPITAL CORPORATION

    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE FIFTH PARAGRAPH ON PAGE 86.

    As of October 31, 2002, Chesapeake was managing approximately
$111.9 million of customer funds in the Diversified 2XL Program (notional funds excluded) and approximately $994.9 million of client assets (notional funds excluded).

    3. JOHN W. HENRY & COMPANY, INC.


    THE FOLLOWING UPDATES AND SUPPLEMENTS THE INFORMATION UNDER THE SUB-CAPTION "--PRINCIPALS" ON PAGES 89-90.



    Mr. E. Lyndon Tefft is no longer a principal of JWH.



    Mr. David I. Ginsberg is no longer a principal of JWH.



    Mr. Robert B. Lendrim is no longer a principal of JWH.



    Mr. William S. Dinon, vice president of sales and manager of retail distribution, is a principal of JWH.


    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE SIXTH PARAGRAPH ON PAGE 91.

    As of October 31, 2002, JWH was managing approximately $95.5 million of client assets pursuant to its Original Investment program, approximately $271.5 million of client assets pursuant to its Financial and Metals Portfolio and approximately $1.3 billion in all its programs.

MORGAN STANLEY SPECTRUM STRATEGIC L.P.

    1. ALLIED IRISH CAPITAL MANAGEMENT, LTD.

    THE FOLLOWING UPDATES AND SUPPLEMENTS THE INFORMATION UNDER THE SUB-CAPTION "--PRINCIPALS" ON PAGES 99-100.


    David Thompson became a director of Allied Irish in September 2002 and is registered as a principal with the NFA. He has a Certificate in Actuarial Practices and a Certificate in Investment Management from the Institute of Actuaries in London. Prior to joining Allied Irish, Mr. Thompson worked for Bank of Ireland Group as Head of Proprietary Trading (non-customer flow) between January 2001 and August 2002. Before that he was Head of their Euro Fixed Interest Trading Desk between June 1998 and January 2001 and prior to that worked as a proprietary trader on their fixed interest trading desk in Dublin (July 1995 to June 1998) and as a bond trader in their London office
(March 1994 to July 1995). From 1987 to 1994 he worked for Eagle Star Insurance, initially as an actuarial programmer and ultimately as a foreign exchange and bond trader. Mr. Thompson trades a portion of the Worldwide Financial Futures Program.


    THE FOLLOWING UPDATES AND REPLACES THE SECOND SENTENCE OF THE FIRST PARAGRAPH UNDER THE SUB-CAPTION "--WORLDWIDE FINANCIAL FUTURES PROGRAM" ON PAGES 100-101.

    The capital is sub-allocated to a range of trading styles, including a portion traded by two individual traders, Mr. Thompson and Mr. Parsons.


    THE FOLLOWING REPLACES THE SECOND PARAGRAPH UNDER THE SUB-CAPTION "--WORLDWIDE FINANCIAL FUTURES PROGRAMS" ON PAGES 100-101.


    Mr. Thompson's trading style is based on an understanding of the medium to longer term economic, political and demographic trends in the world. An analysis of value is conducted for all major asset classes and fitted to this fundamental framework to determine the likely direction and magnitude of trends in the major financial markets. The timing and size of trades is determined through a combination of technical analysis and assessment of market psychology and positioning.

    The aim of Mr. Thompson's approach is to enter trends early, building up the size of the position as the trade becomes profitable. Exit of the trades occurs when market sentiment in favour of the trade reaches an extreme, but price movements cease to justify the euphoria. Profitable trades can be run for months at a time, but may be held for shorter periods, depending on the strength of the trends involved.

    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE SECOND PARAGRAPH ON PAGE 101.

    As of October 31, 2002, Allied Irish was managing approximately
$251 million of client assets pursuant to the Worldwide Financial Futures Program and approximately $468 million of client assets in all of its programs (including notional funds).

    THE FOLLOWING UPDATES AND SUPPLEMENTS THE INFORMATION UNDER THE SUB-CAPTION "--RISK MANAGEMENT" ON PAGE 101.

    Mr. Grimes is the trading controller for all three programs.

    2. BLENHEIM CAPITAL MANAGEMENT, L.L.C.

    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE LAST PARAGRAPH ON PAGE 102.

    As of October 31, 2002, Blenheim was managing approximately $48 million of client assets pursuant to its trading program.

    3. ECLIPSE CAPITAL MANAGEMENT, INC.


    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE SEVENTH PARAGRAPH ON PAGE 105.



    As of October 31, 2002, Eclipse was managing approximately $271 million of client assets pursuant to its trading program (including notional funds).

MORGAN STANLEY SPECTRUM GLOBAL BALANCED L.P.
      SSARIS ADVISORS, LLC


    THE FOLLOWING UPDATES THE INFORMATION ON PAGE 106.

    SSARIS has assumed all of RXR's responsibilities with respect to acting as a trading advisor of Spectrum Global Balanced.


    IN ADDITION TO THE PRINCIPALS OF RXR, THE FOLLOWING PERSONS ARE PRINCIPALS OF SSARIS.


    Mr. John R. Snow has been a Director of SSARIS since May 2001. Mr. Snow is Chairman of Global Alliance and is Vice Chairman of the State Street Global Advisors division of State Street Bank and Trust Company. Among other duties he is responsible for establishing and managing the subsidiaries of Global Alliance. Mr. Snow serves as Chairman of European Direct Capital Management, Asian Direct Capital Management, Rexiter Capital Management, and Pallada Asset Management. He also is a member of the Executive Committee and Investment Committee of Global Advisors, and is an Executive Vice President of State Street. Prior to joining State Street Bank and Trust Company in July 1996, Mr. Snow was President of NatWest Investment Management, Inc., Director and Executive Vice President of NatWest Markets, Inc., and Deputy Chief Executive of NatWest Asset Managers where he started in July 1994. He was a founding director and the Chief Executive Officer of PanAgora Asset Management, Inc. and PanAgora Asset Management Limited from April 1989 to July 1994. Mr. Snow began his career in banking and investments with The Boston Company, Inc. in September 1983 where he served until April 1989 in a number of management roles including Senior Vice President and Director of Strategic Planning, Managing Director of the U.K. banking subsidiary and Director of Marketing for the institutional businesses. He also worked at IBM in marketing and systems engineering. Mr. Snow received his undergraduate degree from the University of Vermont in 1974 and attended graduate courses at Princeton University. He served as a Peace Corps volunteer in Sierra Leone. Mr. Snow is a member of the Executive Operating Group at State Street.

    Ms. Suzanne Brennan has been a Director of SSARIS since May 2001. Ms. Brennan currently is Director of Business Operations for Global Alliance, responsible for the operations of each joint venture, including initial acquisition, negotiation and due diligence, and continuing business operations. Before joining Global Alliance in June 1997, Ms. Brennan developed strategies and managed taxable U.S. Equity portfolios for the Private Asset Management division of Global Advisors. Prior to joining Global Advisors in July 1996, Ms. Brennan worked at NatWest Investment Management from December 1994 until July 1996, where she also managed quantitative-based U.S. Equity portfolios. Previously, Ms. Brennan was with PanAgora Asset Management from June 1989 until November 1994 as Client Service Manager. Prior to PanAgora, Ms. Brennan worked for The Boston Company from February 1986 until June 1989, where she specialized in strategic planning and product development. Ms. Brennan also spent several years in London establishing the U.K. branch of Boston Safe Deposit and Trust Company. Earlier in her career, Ms. Brennan was a financial analyst for Fleet Financial Group from June 1984 until February 1986. Ms. Brennan has been working in the investment management field since 1989. Ms. Brennan received a Bachelors of Science degree in Finance and Accounting from Boston College in June 1984.

    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE FIRST FULL PARAGRAPH ON PAGE 108.


    As of October 31, 2002, SSARIS was managing approximately $53 million of client assets pursuant to the program utilized for Spectrum Global Balanced and approximately $466 million in all of its programs.

MORGAN STANLEY SPECTRUM CURRENCY L.P.

    1.  JOHN W. HENRY & COMPANY, INC.

    THE FOLLOWING UPDATES, THROUGH OCTOBER 31, 2002, AND REPLACES THE CAPSULE PERFORMANCE SUMMARIES ON PAGES 109-112. THE TEXT PRECEDING THE CAPSULES ON PAGE 109 AND THE FOOTNOTES ON PAGES 113-115 ARE AN INTEGRAL PART OF THE FOLLOWING CAPSULE PERFORMANCE SUMMARIES.

                         JOHN W. HENRY & COMPANY, INC.
                     INTERNATIONAL FOREIGN EXCHANGE PROGRAM


       Name of commodity trading advisor: John W. Henry & Company, Inc.
       Name of program: International Foreign Exchange Program
       Inception of client account trading by commodity trading advisor: October 1982
       Inception of client account trading in program: August 1986
       Number of open accounts: 5
       Aggregate assets overall: $1.3 billion
       Aggregate assets in program: $111.7 million
       Largest monthly drawdown: (8.3)% - (May 1997)
       Worst peak-to-valley drawdown: (19.0)% - (September 1998 - October 1999) 2002 year to date return: (0.9)% (10 months)
       2001 annual return: 28.8%
       2000 annual return: 16.5%
       1999 annual return: (5.1)%
       1998 annual return: 13.9%
       1997 annual return: 71.1%


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                     JOHN W. HENRY & COMPANY, INC. PROGRAMS


                       JANUARY 1, 1997 - OCTOBER 31, 2002


                JWH BEGAN TRADING CLIENT CAPITAL IN OCTOBER 1982


                                                                                                           GLOBAL
                                                               FINANCIAL AND     ORIGINAL INVESTMENT     DIVERSIFIED
                                                              METALS PORTFOLIO         PROGRAM            PORTFOLIO
NAME OF PROGRAM:                                              ----------------   -------------------   ---------------
Inception of Client Account Trading in Program:                October 1984         October 1982          June 1988

Number of Open Accounts:                                            17                   8                    2

Assets Managed in Program:                                    $271.5 million       $95.5 million        $16.9 million

Assets Managed in JWH:                                         $1.3 billion         $1.3 billion        $1.3 billion

                                                                  (18.5)%             (15.8)%              (21.4)%
Worst Monthly Decline on an Individual Account Basis:             (11/01)              (4/01)              (11/01)

                                                                  (47.9)%             (39.7)%              (32.8)%
Worst Peak-to-Valley Decline on an Individual Account Basis:   (10/98-9/00)         (5/99-3/02)         (8/99-10/00)

2002 Compound Period Return (10 months):                             %                   %                    %
                                                               --------------     -----------------    ---------------

                                                                   40.7                 34.4                42.6

2001 Compound Annual Rate of Return:                                7.1                (16.8)               (7.6)

2000 Compound Annual Rate of Return:                               13.0                 3.4                 16.4

1999 Compound Annual Rate of Return:                              (18.7)               (10.7)              (11.9)

1998 Compound Annual Rate of Return:                                7.2                 10.8                23.5

1997 Compound Annual Rate of Return:                               15.2                 5.7                  3.3

                                                                                                             JWH GLOBAL-
                                                                                                   ANALYTICS-REGISTERED TRADEMARK-
                                                              GLOBAL FINANCIAL    G-7 CURRENCY                FAMILY OF
                                                                 PORTFOLIO          PORTFOLIO                 PROGRAMS
NAME OF PROGRAM:                                              ----------------   ---------------   -------------------------------
Inception of Client Account Trading in Program:                  June 1994        February 1991          June 1997
Number of Open Accounts:                                             1                  3                    2
Assets Managed in Program:                                     $5.9 million       $24.9 million        $40.0 million
Assets Managed in JWH:                                         $1.3 billion       $1.3 billion          $1.3 billion
                                                                  (10.8)%            (12.2)%              (10.5)%
Worst Monthly Decline on an Individual Account Basis:             (11/01)            (3/02)               (11/01)
                                                                  (26.6)%            (29.3)%              (20.5)%
Worst Peak-to-Valley Decline on an Individual Account Basis:    (7/99-9/00)        (6/01-3/02)          (4/01-4/02)
2002 Compound Period Return (10 months):                             %                  %                    %
                                                              ---------------    ---------------           --------------
                                                                   29.9                4.2                  22.0
2001 Compound Annual Rate of Return:                               (4.2)               0.2                 (3.5)

2000 Compound Annual Rate of Return:                               25.0                8.1                  22.7

1999 Compound Annual Rate of Return:                                1.4               20.7                  N/A

1998 Compound Annual Rate of Return:                                9.9               (4.8)                (3.6)
                                                                                                         (5 mos.)
1997 Compound Annual Rate of Return:                                4.9               21.0                  17.6
                                                                                                          (7 mos.)

                                                                            JWH
                                                                          GLOBAL
                                                              ANALYTICS-REGISTERED TRADEMARK-
                                                                           99**
NAME OF PROGRAM:                                              -------------------------------
Inception of Client Account Trading in Program:                     March 1999
Number of Open Accounts:                                                1
Assets Managed in Program:                                        $14.0 million
Assets Managed in JWH:                                             $1.3 billion
                                                                      (9.6)%
Worst Monthly Decline on an Individual Account Basis:                (11/01)
                                                                     (16.3)%
Worst Peak-to-Valley Decline on an Individual Account Basis:       (7/99-4/00)
2002 Compound Period Return (10 months):                                %
                                                                      --------------
                                                                       20.3
2001 Compound Annual Rate of Return:                                   2.8
                                                                   (9/27-12/31)
2000 Compound Annual Rate of Return:                                  (2.9)
                                                                     (9 mos.)
1999 Compound Annual Rate of Return:                                  (7.5)
                                                                    (10 mos.)
1998 Compound Annual Rate of Return:                                   N/A

1997 Compound Annual Rate of Return:                                   N/A



---------------------------

**In October 2000 the account had a large addition which increased its size to a level consistent with the trading size of the Global Analytics Family of Programs account.

The notes to JWH's Programs on pages 113 to 115 are an integral part of this table.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                     JOHN W. HENRY & COMPANY, INC. PROGRAMS

                JWH BEGAN TRADING CLIENT CAPITAL IN OCTOBER 1982

                                                                                              DELEVERED YEN
                                                                                               DENOMINATED
                                     THE WORLD FINANCIAL                     WORLDWIDE BOND   FINANCIAL AND
                                         PERSPECTIVE       DOLLAR PROGRAM*      PROGRAM*      METALS PROFILE   INTERRATE-TM-
NAME OF PROGRAM:                     -------------------   ---------------   --------------   --------------   --------------
                                         April 1987;                                          October 1995;    December 1988;
Inception of Client Account Trading    ceased trading                                         ceased trading   ceased trading
  in Program:                               6/02             July 1996         July 1996          12/96             7/96

Number of Open Accounts:                      0                  0                 0                0                0

Assets Managed in Program:                   $0                  $0                $0               $0               $0

Assets Managed in JWH:                  $1.3 billion        $1.3 billion      $1.3 billion     $1.3 billion     $1.3 billion

Worst Monthly Decline on an                (10.8)%             (8.4)%            (3.8)%           (3.2)%           (2.3)%
  Individual Account Basis:                (6/01)              (5/97)            (4/97)           (2/96)           (7/96)

Worst Peak-to-Valley Decline on an         (30.7)%            (11.6)%            (6.2)%           (5.1)%           (2.3)%
  Individual Account Basis:              (5/99-7/00)        (5/97-9/97)       (12/96-5/97)     (2/96-8/96)         (7/96)

                                              %                  %                 %                %                %
                                       -----------------   --------------    --------------   --------------   --------------

2002 Compound Period Return (10             (6.0)               N/A               N/A              N/A              N/A
  months):                               (5 months)

2001 Compound Annual Rate of
  Return:                                  (10.7)               N/A               N/A              N/A              N/A

2000 Compound Annual Rate of
  Return:                                    4.9                N/A               N/A              N/A              N/A

1999 Compound Annual Rate of Return         (1.6)               N/A               N/A              N/A              N/A

1998 Compound Annual Rate of                                   (4.9)             (0.4)
  Return:                                    7.2              (5 mos.)          (5 mos.)           N/A              N/A

1997 Compound Annual Rate of
  Return:                                   10.4                6.8               9.5              N/A              N/A


                                                      INTERNATIONAL CURRENCY
                                          SAP         AND BOND PORTFOLIO***
NAME OF PROGRAM:                     --------------   ----------------------

Inception of Client Account Trading
  in Program:                          July 1996           January 1993
Number of Open Accounts:                   9                    0
Assets Managed in Program:           $686.2 million             0
Assets Managed in JWH:                $1.3 billion         $1.3 billion
Worst Monthly Decline on an             (15.5)%              (12.7)%
  Individual Account Basis:             (11/01)               (9/00)
Worst Peak-to-Valley Decline on an       21.7%               (28.5)%
  Individual Account Basis:           (7/99-7/00)          (7/99-9/00)
                                           %                    %
                                     --------------     --------------------
2002 Compound Period Return (10           31.8                 N/A
  months):
2001 Compound Annual Rate of                                  (1.9)
  Return:                                (1.1)              (6 months)
2000 Compound Annual Rate of
  Return:                                 20.3                 5.6
1999 Compound Annual Rate of Return      (1.5)                 2.3
1998 Compound Annual Rate of
  Return:                                 17.0                 16.1
1997 Compound Annual Rate of
  Return:                                 13.3                 17.0


               ----------------------------------------------------

               *  This performance data is only through May 7, 1998.
                The program continues to operate, but only as a portion of a special JWH multi-program trading strategy.

               *** This performance data is only through 6/30/01 since
                the program ceased trading upon that date.

               The Notes to JWH's Programs on pages 113 to 115 are an integral part of this table.

                  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF
                                   FUTURE RESULTS.

                     JOHN W. HENRY & COMPANY, INC. PROGRAMS
                JWH BEGAN TRADING CLIENT CAPITAL IN OCTOBER 1982
                            YEN FINANCIAL PORTFOLIO
          INCEPTION OF CLIENT ACCOUNT TRADING IN PROGRAM: JANUARY 1992
                           NUMBER OF OPEN ACCOUNTS: 0
                         ASSETS MANAGED IN PROGRAM: $0
                      ASSETS MANAGED BY JWH: $1.3 BILLION


                                          AGGREGATE                 COMPOUND          WORST                WORST
                        INCEPTION OF       ASSETS                  ANNUAL RATE       MONTHLY          PEAK-TO-VALLEY
     ACCOUNT NO.          TRADING      AUGUST 31, 1999              OF RETURN        DECLINE              DECLINE
---------------------   ------------   ---------------          -----------------  ------------   -----------------------
                                                                  %                %                %
          1                1/92        closed - 3/97     1997:   (3.3)   (3 mos.)  (7.3) (7/95)   (30.5)    (4/95 - 7/96)
          2                1/93        closed - 1/97     1997:   (0.1)    (1 mo.)  (6.9) (7/95)   (29.0)    (4/95 - 7/96)
          3                1/94        closed - 1/97     1997:   (2.4)    (1 mo.)  (6.0) (7/95)   (26.6)    (4/95 - 7/96)
          4                6/94        closed - 3/97     1997:    1.4    (3 mos.)  (6.5) (7/95)   (22.3)    (4/95 - 7/96)
          5                8/94        closed - 3/97     1997:   (2.4)   (3 mos.)  (7.1) (7/95)   (30.4)    (4/95 - 7/96)
          6                1/95        closed - 3/97     1997:   (3.7)   (3 mos.)  (7.5) (7/95)   (35.5)    (4/95 - 7/96)
          7                3/94        closed - 3/97     1997:    4.0    (3 mos.)  (6.7) (7/96)   (15.9)    (2/96 - 7/96)


               The Yen Financial Portfolio closed in March 1997.

---------

The Notes to JWH's programs on pages 113 to 115 are an integral part of this table.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    2. SUNRISE CAPITAL PARTNERS, LLC


    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE FIRST FULL PARAGRAPH ON PAGE 81.



    As of October 31, 2002 Sunrise Capital Management and Sunrise Capital Partners collectively managed approximately $115.0 million of client assets pursuant to the CIMCO Program and approximately $899.0 million of client assets in all of its programs (notional funds excluded).


    THE FOLLOWING UPDATES THE INFORMATION RELATING TO ASSETS UNDER MANAGEMENT IN THE LAST PARAGRAPH ON PAGE 115.

    As of October 31, 2002 Sunrise Capital Partners was managing approximately $102.0 million of client assets pursuant to the Currency Program and approximately $899.0 million of client assets in all of its programs (notional funds excluded).

    THE FOLLOWING UPDATES, THROUGH OCTOBER 31, 2002, AND REPLACES THE CAPSULE PERFORMANCE SUMMARIES ON PAGES 116-117. THE TEXT PRECEDING THE CAPSULES ON PAGE 116 AND THE FOOTNOTES ON PAGES 117-118 ARE AN INTEGRAL PART OF THE FOLLOWING CAPSULE PERFORMANCE SUMMARIES.

                            SUNRISE CAPITAL PARTNERS
                                CURRENCY PROGRAM
               (Calculations based on Fully-Funded Subset Method)

       Name of commodity trading advisor: Sunrise Capital Partners
       Name of program: Sunrise Currency Program
       Inception of trading by commodity trading advisor: June 1980 Inception of trading in program: October 1985
       Number of open accounts: 4
       Aggregate assets overall: $899.0 million
       Aggregate assets in program: $102.0 million
       Largest monthly drawdown: (6.70)% - (July 1999)
       Worst peak-to-valley drawdown: (18.54)% - (August 1997 - July 1999) 2002 year-to-date return: 3.3% (10 months)
       2001 annual return: (2.6)%
       2000 annual return: 15.5%
       1999 annual return: 6.3%
       1998 annual return: (1.9)%
       1997 annual return: 10.9%

                            SUNRISE CAPITAL PARTNERS
                      CIMCO~DIVERSIFIED FINANCIAL PROGRAM

       Name of commodity trading advisor: Sunrise Capital Partners
       Name of program: Sunrise CIMCO~Diversified Financial Program
       Inception of trading by commodity trading advisor: June 1980
       Inception of trading in program: October 1990
       Number of open accounts: 2
       Aggregate assets overall: $899.0 million
       Aggregate assets in program: $115.0 million
       Largest monthly drawdown: (17.20)% - (November 2001)
       Worst peak-to-valley drawdown: (25.30)% - (November 2001 - April 2002) 2002 year-to-date return: 12.9% (10 months)
       2001 annual return: 9.2%
       2000 annual return: 11.0%
       1999 annual return: (0.6)%
       1998 annual return: 7.7%
       1997 annual return: (3.0)%

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                            SUNRISE CAPITAL PARTNERS
                              DIVERSIFIED PROGRAM
               (Calculations based on Fully-Funded Subset Method)

       Name of commodity trading advisor: Sunrise Capital Partners
       Name of program: Sunrise Diversified Program
       Inception of trading by commodity trading advisor: June 1980 Inception of trading in program: June 1980
       Number of open accounts: 11
       Aggregate assets overall: $899.0 million
       Aggregate assets in program: $139.0 million
       Largest monthly drawdown: (17.2)% - (November 2001)
       Worst peak-to-valley drawdown: (24.5)% - (November 2001 - March 2002) 2002 year-to-date return: 12.7% (10 months)
       2001 annual return: 11.7%
       2000 annual return: 12.6%
       1999 annual return: 5.8%
       1998 annual return: 16.9%
       1997 annual return: 11.3%

                            SUNRISE CAPITAL PARTNERS
                          EXPANDED DIVERSIFIED PROGRAM
               (Calculations based on Fully-Funded Subset Method)

       Name of commodity trading advisor: Sunrise Capital Partners
       Name of program: Sunrise Expanded Diversified Program
       Inception of trading by commodity trading advisor: June 1980 Inception of trading in program: January 1989
       Number of open accounts: 13
       Aggregate assets overall: $889.0 million
       Aggregate assets in program: $543.0 million
       Largest monthly drawdown: (12.50)% - (November 2001)
       Worst peak-to-valley drawdown: (21.15)% - (October 1998 - July 2000) 2002 year-to-date return: 13.3% (10 months)
       2001 annual return: 13.6%
       2000 annual return: 8.2%
       1999 annual return: 4.4%
       1998 annual return: 25.8%
       1997 annual return: 20.7%

                            SUNRISE CAPITAL PARTNERS
                               SHORT-TERM PROGRAM

       Name of commodity trading advisor: Sunrise Capital Partners
       Name of program: Short-Term Program
       Inception of trading by commodity trading advisor: June 1980 Inception of trading in program: September 2000
       Number of open accounts: 0
       Aggregate assets overall: $889.0 million
       Aggregate assets in program: $0 million
       Largest monthly drawdown: (6.7)% - (January 2001)
       Worst peak-to-valley drawdown: (6.7)% - (January 2001 - May 2001) 2001 year-to-date return: (1.8)% (5 months)
       2000 annual return: 14.4% (4 months)

                            SUNRISE CAPITAL PARTNERS
                            CURRENCY OPTIONS PROGRAM

       Name of commodity trading advisor: Sunrise Capital Partners
       Name of program: Currency Options Program
       Inception of trading by commodity trading advisor: June 1980
       Inception of trading in program: September 2000
       Number of open accounts: 4
       Aggregate assets overall: $889.0 million
       Aggregate assets in program: $117.0 million (all notional assets)
       Largest monthly drawdown: (5.70)% - (September 2000)
       Worst peak-to-valley drawdown: (5.70)% - (September 2000 - November 2000) 2002 year-to-date return: 7.3% (10 months)
       2001 annual return: 5.5%
       2000 annual return: 3.2% (4 months)

           PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                    PART TWO
                      STATEMENT OF ADDITIONAL INFORMATION

                              POTENTIAL ADVANTAGES

    THE FOLLOWING TABLE UPDATES AND REPLACES THROUGH OCTOBER 31, 2002, THE "ANNUAL RETURNS OF VARIOUS ASSET CLASSES OVER TIME" TABLE ON PAGE 143. THE NOTES ON PAGES 143-144 ARE AN INTEGRAL PART OF THE FOLLOWING TABLE.

               ANNUAL RETURNS OF VARIOUS ASSET CLASSES OVER TIME


                                      U.S. TREASURY                                                                    PUBLIC
                             U.S.     BONDS (LEHMAN    U.S. CORPORATE     NON-U.S.                      MANAGED        MANAGED
                            STOCKS      BROTHERS           BONDS           STOCKS      GLOBAL STOCKS    FUTURES     FUTURES FUNDS
                           (S&P 500     TREASURY       (SALOMON CORP.    (MSCI EAFE     (MSCI WORLD     (BARCLAY    (CISDM PUBLIC
                            INDEX)     BOND INDEX)      BOND INDEX)        INDEX)         INDEX)       CTA INDEX)   FUND INDEX)**
                           --------   -------------   ----------------   -----------   -------------   ----------   -------------
                              %           %               %                 %              %              %             %
    1980.................     32.5         (2.8)            (0.3)            24.4           27.7          63.7         N/A
    1981.................     (4.9)         1.1              2.7             (1.0)          (3.3)         23.9         N/A
    1982.................     21.5         41.1             37.2             (0.8)          11.3          16.7         N/A
    1983.................     22.6          1.8              8.9             24.6           23.3          23.8         N/A
    1984.................      6.3         14.7             16.1              7.9            5.8           8.7            1.4
    1985.................     31.7         32.0             25.0             56.7           41.8          25.5           21.9
    1986.................     18.7         24.2             17.0             69.9           42.8           3.8          (14.4)
    1987.................      5.3         (2.7)             2.1             24.9           16.8          57.3           43.1
    1988.................     16.6          9.2              9.5             28.6           23.9          21.8            7.3
    1989.................     31.7         18.9             14.0             10.8           17.2           1.8            4.7
    1990.................     (3.1)         4.6              7.3            (23.2)         (16.5)         21.0           14.2
    1991.................     30.5         17.9             18.5             12.5           19.0           3.7           10.0
    1992.................      7.6          7.8              8.9            (11.8)          (4.7)         (0.9)          (1.4)
    1993.................     10.1         16.4             12.1             32.9           23.1          10.4           10.7
    1994.................      1.3         (6.9)            (3.5)             8.1            5.6          (0.7)          (7.7)
    1995.................     37.6         30.7             21.7             11.6           21.3          13.6           13.9
    1996.................     23.0         (0.4)             3.3              6.4           14.0           9.1            9.8
    1997.................     33.4         14.9             10.2              2.1           16.2          10.9            7.6
    1998.................     28.6         13.5              8.6             20.3           24.8           7.0            7.9
    1999.................     21.0         (8.7)            (1.6)            27.3           25.3          (1.2)          (1.4)
    2000.................     (9.1)        20.1              9.3            (14.0)         (12.9)          7.9            4.7
    2001.................    (11.9)         4.6             10.9            (21.5)         (16.5)          0.8           (0.1)
    2002*................    (21.8)        13.6              4.5            (16.5)         (19.8)          8.3           13.2


---------

*  Through October 31, 2002


** Formerly the Zurich/MAR Public Fund Index


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    THE FOLLOWING CHARTS UPDATE AND REPLACE THROUGH OCTOBER 31, 2002, THE "CORRELATION ANALYSIS" CHARTS ON PAGES 146-148.

                                      [CHART]

         Data: 135 months of trading from August 1991 through October 2002 Monthly returns for the S&P 500 Index and the Salomon Corporate Bond Index are provided by Thomson Financial Software Solutions (Boston,
         MA).

                                     [CHART]

         Data: 96 months of trading from November 1994 through October 2002 Monthly returns for the S&P 500 Index and the Salomon Corporate Bond Index are provided by Thomson Financial Software Solutions (Boston,
         MA).

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                    [CHART]

         Data: 96 months of trading from November 1994 through October 2002 Monthly returns for the S&P 500 Index and the Salomon Corporate Bond Index are provided by Thomson Financial Software Solutions (Boston,
         MA).

                                    [CHART]

         Data: 96 months of trading from November 1994 through October 2002 Monthly returns for the S&P 500 Index and the Salomon Corporate Bond Index are provided by Thomson Financial Software Solutions (Boston,
         MA).

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                    [CHART]

         Data: 186 months of trading from May 1987 through October 2002 Monthly returns for the S&P 500 Index and the Salomon Corporate Bond Index are provided by Thomson Financial Software Solutions (Boston,
         MA).

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    THE FOLLOWING CHART UPDATES AND REPLACES THROUGH OCTOBER 31, 2002, THE "MANAGED FUTURES VS. STOCKS" CHART ON PAGE 149. THE NOTES ON PAGE 150 ARE AN INTEGRAL PART OF THE FOLLOWING CHART.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Managed Futures vs. Stocks 12-Month Holding Period Performance

        STOCKS   MANAGED FUTURES
JAN-80  32.52%       63.69%
JAN-81  19.54%       33.28%
FEB-81  21.57%       32.46%
MAR-81  40.01%       21.79%
APR-81  31.31%       25.96%
MAY-81  25.32%       26.06%
Jun-81   20.70%           42.46%
Jul-81   13.03%           24.34%
Aug-81    5.42%           26.94%
Sep-81   -2.57%           22.86%
Oct-81    0.68%           18.68%
Nov-81   -5.32%           26.96%
Dec-81   -4.93%           23.90%
Jan-82   -2.06%           19.68%
Feb-82   -9.09%           22.38%
Mar-82  -13.02%           36.81%
Apr-82   -7.35%           34.16%
May-82  -10.76%           33.64%
Jun-82  -11.57%           22.58%
Jul-82  -13.34%           14.52%
Aug-82    3.13%           15.91%
Sep-82    9.75%           30.14%
Oct-82   16.10%           29.02%
Nov-82   15.99%           14.97%
Dec-82   21.34%           16.68%
Jan-83   27.49%           35.84%
Feb-83   38.16%           19.89%
Mar-83   43.99%           13.97%
Apr-83   48.68%           13.88%
May-83   52.53%           21.23%
Jun-83   60.89%            3.85%
Jul-83   58.92%           17.83%
Aug-83   43.89%           23.21%
Sep-83   44.18%           12.85%
Oct-83   27.76%           18.58%
Nov-83   25.42%           19.50%
Dec-83   22.47%           23.75%
Jan-84   17.39%            6.22%
Feb-84   10.73%           15.67%
Mar-84    8.60%           15.59%
Apr-84    1.55%           13.59%
May-84   -3.16%            7.70%
Jun-84   -4.74%            6.16%
Jul-84   -2.98%           24.90%
Aug-84    6.10%            5.36%
Sep-84    4.64%            9.35%
Oct-84    6.33%            2.87%
Nov-84    3.00%            4.15%
Dec-84    6.21%            8.74%
Jan-85   15.19%            9.78%
Feb-85   20.80%           16.02%
Mar-85   18.90%           12.57%
Apr-85   17.72%           13.21%
May-85   31.79%           10.18%
Jun-85   31.02%           16.27%
Jul-85   32.48%            9.21%
Aug-85   18.28%           16.78%
Sep-85   14.61%            3.67%
Oct-85   19.40%           15.37%
Nov-85   29.06%           24.49%
Dec-85   31.83%           25.50%
Jan-86   23.02%           24.64%
Feb-86   30.68%           35.92%
Mar-86   37.86%           45.10%
Apr-86   36.48%           38.81%
May-86   35.84%           31.60%
Jun-86   35.97%           36.26%
Jul-86   28.49%           23.46%
Aug-86   39.25%           31.90%
Sep-86   31.77%           34.95%
Oct-86   33.29%           21.01%
Nov-86   27.68%           13.05%
Dec-86   18.66%            3.82%
Jan-87   33.88%           12.63%
Feb-87   29.52%           -0.72%
Mar-87   26.21%           -2.84%
Apr-87   26.46%           26.48%
May-87   21.18%           29.26%
Jun-87   25.11%           26.93%
Jul-87   39.29%           28.75%
Aug-87   34.49%           20.42%
Sep-87   43.44%           28.42%
Oct-87    6.43%           34.78%
Nov-87   -4.59%           49.66%
Dec-87    5.40%           57.27%
Jan-88   -3.24%           39.63%
Feb-88   -2.58%           39.76%
Mar-88   -8.26%           30.57%
Apr-88   -6.41%            2.74%
May-88   -6.41%           13.99%
Jun-88   -6.77%           50.09%
Jul-88  -11.65%           31.52%
Aug-88  -17.70%           34.50%
Sep-88  -12.23%           34.61%
Oct-88   14.94%           36.00%
Nov-88   23.46%           28.51%
Dec-88   16.69%           21.76%
Jan-89   20.16%           25.93%
Feb-89   11.90%           20.71%
Mar-89   18.13%           29.56%
Apr-89   22.92%           31.52%
May-89   26.70%           35.10%
Jun-89   20.40%            7.40%
Jul-89   31.76%           15.00%
Aug-89   39.13%            7.71%
Sep-89   32.86%            3.61%
Oct-89   26.27%           -3.91%
Nov-89   30.62%           -4.21%
Dec-89   31.52%            1.80%
Jan-90   14.36%            1.86%
Feb-90   18.82%            6.36%
Mar-90   19.28%            5.71%
Apr-90   10.55%           13.34%
May-90   16.72%           -4.29%
Jun-90   16.60%           -4.34%
Jul-90    6.65%            2.83%
Aug-90   -4.85%           16.50%
Sep-90   -9.15%           23.49%
Oct-90   -7.38%           32.87%
Nov-90   -3.30%           29.27%
Dec-90   -2.92%           21.02%
1/91      8.63%           13.35%
2/91     14.96%           11.53%
3/91     14.62%           12.89%
4/91     17.80%            5.95%
May-91   11.90%           10.30%
Jun-91    7.50%           11.85%
Jul-91   12.89%            2.34%
Aug-91   27.04%           -5.91%
Sep-91   31.31%           -5.97%
Oct-91   33.55%           -7.88%
Nov-91   20.38%           -7.21%
Dec-91   30.46%            3.73%
1/92     22.58%            4.13%
2/92     15.84%            2.26%
3/92     10.97%           -3.71%
4/92     13.96%           -2.64%
5/92      9.81%           -1.77%
6/92     13.38%           -0.07%
7/92     12.73%            7.86%
8/92      7.89%           12.50%
9/92     11.07%            7.76%
10/92     9.64%            8.96%
11/92    18.55%            9.97%
12/92     7.70%           -0.91%
1/93     10.66%            1.91%
2/93     10.77%           10.36%
3/93     15.29%           11.84%
4/93      9.35%           16.34%
5/93     11.74%           17.93%
6/93     13.78%           14.02%
7/93      8.87%           13.36%
8/93     15.31%            7.37%
9/93     13.03%            8.20%
10/93    15.40%            7.37%
11/93    10.07%            6.26%
12/93    10.07%           10.37%
1/94     12.91%            8.69%
2/94      8.34%            1.57%
3/94      1.44%            4.16%
4/94      5.29%           -0.86%
5/94      4.16%            1.27%
6/94      1.25%            2.79%
7/94      5.01%           -1.92%
8/94      5.32%           -1.92%
9/94      3.62%            0.59%
10/94     3.72%            1.25%
11/94     1.00%            2.80%
12/94     1.30%           -0.65%
1/95      0.51%            0.90%
2/95      7.33%            5.85%
3/95     15.64%           10.41%
4/95     17.47%           13.71%
5/95     20.24%           11.20%
6/95     26.16%            7.09%
7/95     26.16%            6.88%
8/95     21.55%           12.88%
9/95     29.77%           10.86%
10/95    26.47%           10.74%
11/95    36.97%           10.05%
12/95    37.51%           13.64%
Jan-96   38.58%           18.77%
Feb-96   34.58%            9.38%
Mar-96   31.97%            3.39%
Apr-96   30.17%            8.28%
May-96   28.42%            5.62%
Jun-96   26.03%            6.63%
Jul-96   16.64%            6.19%
Aug-96   18.73%            2.92%
Sep-96   20.33%            5.35%
Oct-96   24.19%           11.17%
Nov-96   28.00%           13.84%
Dec-96   23.10%            9.12%
Jan-97   26.43%           10.42%
Feb-97   26.31%           20.00%
Mar-97   19.93%           18.59%
Apr-97   25.25%           10.37%
May-97   29.52%           12.94%
Jun-97   34.81%           13.43%
Jul-97   52.30%           21.88%
Aug-97   40.81%           17.97%
Sep-97   40.68%           16.58%
Oct-97   32.33%            8.74%
Nov-97   28.64%            6.59%
Dec-97   33.50%           10.89%
Jan-98   27.09%            7.39%
Feb-98   35.15%            2.74%
Mar-98   48.12%            3.91%
Apr-98   41.13%            1.79%
May-98   30.76%            2.24%
Jun-98   30.26%            2.52%
Jul-98   19.28%           -3.28%
Aug-98    8.04%            6.72%
Sep-98    8.96%            8.99%
Oct-98   21.80%            9.93%
Nov-98   23.55%            7.38%
Dec-98   28.53%            7.01%
Jan-99   32.47%            4.79%
Feb-99   19.74%            8.61%
Mar-99   18.49%            6.71%
Apr-99   21.89%           12.46%
May-99   21.02%           10.01%
Jun-99   22.77%           11.32%
Jul-99   20.29%           11.06%
Aug-99   39.98%            4.52%
Sep-99   28.01%            1.37%
Oct-99   25.88%           -2.17%
Nov-99   21.01%            0.69%
Dec-99   21.13%           -1.19%
Jan-00   10.43%            1.73%
Feb-00   11.80%           -1.30%
Mar-00   18.04%           -0.91%
Apr-00   10.20%           -4.24%
May-00   10.54%           -2.07%
Jun-00    7.29%           -4.48%
Jul-00    8.95%           -5.14%
Aug-00   16.29%           -2.40%
Sep-00   13.18%           -3.90%
Oct-00    6.05%            1.21%
Nov-00   -4.25%            1.98%
Dec-00   -9.13%            7.86%
1-Jan    -1.00%            6.35%
1-Feb    -8.26%            6.16%
1-Mar   -21.72%           11.77%
1-Apr   -13.00%            9.26%
1-May   -10.51%            9.04%
1-Jun   -14.79%            8.96%
1-Jul   -14.27%            9.55%
1-Aug   -24.36%            8.41%
1-Sep   -26.60%           12.02%
1-Oct   -24.90%           13.88%
1-Nov   -12.18%            5.84%
1-Dec   -11.83%            0.84%
Jan-02  -16.09%           -0.04%
Feb-02   -9.44%           -1.56%
Mar-02    0.32%           -5.18%
Apr-02  -12.62%           -2.31%
May-02  -13.83%           -0.38%
Jun-02  -17.98%            6.65%
Jul-02  -23.62%           10.52%
Aug-02  -17.91%           10.27%
Sep-02  -20.41%           10.97%
Oct-02  -15.02%            4.86%

Data: January 1980 through October 2002 PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    THE FOLLOWING CHART UPDATES AND REPLACES THROUGH OCTOBER 31, 2002, THE "IMPROVED PORTFOLIO EFFICIENCY" CHART ON PAGE 150. THE NOTES ON PAGE 151 ARE AN INTEGRAL PART OF THE FOLLOWING CHART.

                         IMPROVED PORTFOLIO EFFICIENCY
                       JANUARY 1980 THROUGH OCTOBER 2002
            U.S. STOCKS/BONDS/INTERNATIONAL EQUITIES/MANAGED FUTURES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                      STANDARD DEVIATION  AVERAGE MONTHLY
                                                      of Monthly Returns           Return
100% Stocks (S&P 500 Index)                                        4.54%            1.14%
100% Bonds (Salomon Corporate Bond Index)                          2.13%            0.84%
100% International Equities (MSCI EAFE Index)                      5.07%            0.93%
100% Managed Futures (Barclay CTA Index)                           4.99%            1.20%
50% Stocks/50% Bonds                                               2.77%            0.99%
50% Stocks/30% Bonds/10% Int'l Eqs./10% Mgd. Futures               2.88%            1.03%
50% Stocks/40% Bonds/10% Mgd. Futures                              2.69%            1.03%
60% Stocks/40% Bonds                                               3.08%            1.02%
60% Stocks/30% Bonds/10% Mgd. Futures                              3.02%            1.06%
70% Stocks/30% Bonds                                               3.42%            1.05%
70% Stocks/20% Bonds/10% Mgd. Futures                              3.37%            1.09%

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                      SUPPLEMENTAL PERFORMANCE INFORMATION
THE FOLLOWING CHARTS UPDATE AND REPLACE THROUGH OCTOBER 31, 2002, THE CHARTS ON
                                 PAGES 155-166.

 MORGAN STANLEY SPECTRUM SELECT L.P.

--------------------------------------------------------------------------------

All of the performance data below is through October 31, 2002.

                           SPECTRUM SELECT STATISTICS
------------------------------------------------


Trading Advisors:               EMC Capital Management, Inc.
                                 Rabar Market Research, Inc.
                            Sunrise Capital Management, Inc.
                                     Northfield Trading L.P.
Began Trading:                                August 1, 1991
Net Assets in Fund:                           $285.1 Million
Minimum Investment:                      $5,000 ($2,000/IRA)
Monthly Management Fee:     1/12 of 3.00% of Beg. Net Assets
Monthly Brokerage Fee:      1/12 of 7.25% of Beg. Net Assets
Monthly Incentive Fee:             15.00% of Monthly Trading
                                                     Profits
Investment Style:                                  Technical


                                 RISK ANALYSIS
------------------------------------------------

Compounded Annual Rate of Return:                   9.39%
Standard Deviation of Monthly Returns:              7.02%
Annualized Standard Deviation:                     24.31%
Sharpe Ratio:                                        0.18
Sortino Ratio:                                       0.39
Largest Decline Period (6/95--8/96):              -26.78%
Average Recovery (No. of months):                    7.75
Average Monthly Loss:                              -4.19%
Standard Deviation of Monthly Loss:                 3.21%
% of Losing Months:                                48.15%
Average Monthly Gain:                               5.78%
Standard Deviation of Monthly Gain:                 6.13%
% of Winning Months:                               51.85%

                          CURRENT SECTOR PARTICIPATION
------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Foreign Exchange  33%
Interest Rates    24%
Stock Indices     17%
Agriculturals      6%
Energies          13%
Metals             7%

                                TRADING STRATEGY
------------------------------------------------

Spectrum Select uses the technically-based, aggressive, trend-following trading systems of EMC Capital Management, Inc., Rabar Market Research, Inc. and Sunrise Capital Management, Inc. to participate in a diversified portfolio of futures and currency markets.

EMC uses an aggressive systematic trading approach that blends several independent methodologies designed to identify emerging trends and follow existing trends. This program seeks significant returns in favorable market periods, while accepting a commensurate decline in unfavorable market cycles.


Northfield uses a purely technical approach utilizing price action itself as analyzed by clients, numerical indicators, pattern recognition, or other techniques designed to provide information about market direction.


Rabar uses a systematic approach with discretion, limiting the equity committed to each trade, market and sector. Rabar's trading program uses constant research and analysis of market behavior.

Sunrise's investment approach attempts to detect a trend, or lack of a trend, with respect to a particular market by analyzing price movement and volatility over time. Sunrise's trading system consists of multiple, independent and parallel systems, each designed to seek out and extract different market inefficiencies over different time horizons.

                             FUTURES MARKETS TRADED
------------------------------------------------

AGRICULTURALS           FOREIGN               ENERGIES
Corn                    EXCHANGE              Crude oil
Lean hogs               Australian dollar     Heating oil
Soybeans                British pound         Natural gas
Soybean meal            Canadian dollar       Unleaded gas
Soybean oil             Euro                  SOFTS
Wheat                   Hong Kong dollar      Cocoa
STOCK                   Japanese yen          Coffee
INDICES                 Mexican peso          Cotton
ASE All Ordinaries      New Zealand dollar    Orange juice
CAC 40 Index            South African rand    Sugar
DAX Index               Singapore dollar      INTEREST
Dow Jones               Swedish krona         RATES
 Industrial Index       Swiss franc           Australian bonds
FTSE Index              METALS                British bonds
Hang Seng Index         Aluminum              Canadian bonds
IBEX 35 Index           Copper                Eurodollar
NASDAQ 100 Index        Gold                  German bonds
Nikkei Index            Lead                  Italian bonds
S&P 500 Index           Nickel                Japanese bonds
U.S. Dollar Index       Platinum              Spanish bonds
                        Silver                U.S. Treasury bonds
                        Tin                   U.S. Treasury notes
                        Zinc

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                          SPECTRUM SELECT PERFORMANCE
--------------------------------------------------------------------------------

1991         1992        1993        1994        1995    1996   1997   1998        1999        2000   2001       2002
31.19%          -14.45%  41.62%          -5.12%  23.62%  5.27%  6.22%  14.17%          -7.56%  7.14%   1.65%        14.52%
(5 MONTHS)                                                                                                    (10 MONTHS)

 ROLLING 12-MONTH PERFORMANCE VS. CISDM PUBLIC FUND INDEX (FORMERLY ZURICH/MAR
                               PUBLIC FUND INDEX)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SPECTRUM SELECT  CISDM PUBLIC FUND INDEX
7/31/92       17.29%               10.82%
8/31/92            33.40%                   20.71%
9/30/92            18.89%                   13.91%
10/31/92           17.81%                   14.62%
11/30/92           23.04%                   15.01%
12/31/92          -14.45%                   -1.40%
1/31/93            -0.54%                    5.66%
2/28/93            21.64%                   15.85%
3/31/93            25.83%                   15.98%
4/30/93            41.48%                   22.42%
5/31/93            46.32%                   22.74%
6/30/93            36.79%                   17.48%
7/31/93            40.71%                   14.79%
8/31/93            30.64%                    8.84%
9/30/93            32.17%                    9.38%
10/31/93           29.72%                    8.75%
11/30/93           26.28%                    6.98%
12/31/93           41.62%                   10.74%
1/31/94            24.70%                    7.66%
2/28/94             1.21%                   -1.18%
3/31/94            14.61%                    1.65%
4/30/94             2.88%                   -3.13%
5/31/94             7.81%                   -1.70%
6/30/94            18.66%                    0.13%
7/31/94            -0.93%                   -6.92%
8/31/94            -6.93%                   -8.75%
9/30/94            -1.70%                   -6.98%
10/31/94           -1.50%                   -5.24%
11/30/94            5.47%                   -3.91%
12/31/94           -5.12%                   -7.72%
1/31/95            -1.32%                   -8.09%
2/28/95            16.04%                   -0.20%
3/31/95            24.30%                    7.71%
4/30/95            36.86%                   13.02%
5/31/95            42.28%                   13.48%
6/30/95            26.81%                    8.31%
7/31/95            19.20%                    7.93%
8/31/95            21.93%                   12.11%
9/30/95            11.08%                    8.67%
10/31/95           12.75%                    7.38%
11/30/95            8.15%                    7.98%
12/31/95           23.62%                   13.89%
1/31/96            34.05%                   22.29%
2/29/96             7.49%                    7.63%
3/31/96           -11.05%                   -2.00%
4/30/96           -15.11%                   -0.53%
5/31/96           -26.37%                   -5.68%
6/30/96           -24.07%                   -3.39%
7/31/96           -16.27%                   -1.85%
8/31/96           -12.44%                   -2.71%
9/30/96            -1.90%                    3.01%
10/31/96           15.00%                   11.68%
11/30/96           21.11%                   17.01%
12/31/96            5.27%                    9.76%
1/31/97             9.82%                   10.59%
2/28/97            30.88%                   22.30%
3/31/97            31.58%                   20.87%
4/30/97            19.53%                   13.80%
5/31/97            22.60%                   15.63%
6/30/97            21.13%                   15.44%
7/31/97            34.86%                   24.78%
8/31/97            27.06%                   20.31%
9/30/97            24.09%                   17.36%
10/31/97            5.40%                    7.78%
11/30/97           -0.66%                    3.00%
12/31/97            6.22%                    7.62%
1/31/98             3.10%                    4.09%
2/28/98             0.55%                    0.69%
3/31/98             0.46%                    1.49%
4/30/98            -0.88%                   -0.72%
5/31/98             2.08%                    4.29%
6/30/98             2.87%                    3.85%
7/31/98            -7.17%                   -3.46%
8/31/98            17.98%                    8.24%
9/30/98            24.19%                   11.53%
10/31/98           22.42%                   12.61%
11/30/98           16.61%                    8.10%
12/31/98           14.17%                    7.92%
1/31/99             9.91%                    5.55%
2/28/99            13.45%                    8.33%
3/31/99            10.36%                    7.04%
4/30/99            22.70%                   16.27%
5/31/99            15.26%                    8.96%
6/30/99            14.59%                   11.26%
7/31/99            10.62%                    9.55%
8/31/99            -7.60%                    2.28%
9/30/99           -11.56%                   -1.35%
10/31/99          -14.59%                   -5.74%
11/30/99           -7.95%                   -0.98%
12/31/99           -7.56%                   -1.41%
1/31/00            -2.08%                    1.29%
2/29/00            -9.15%                   -2.68%
3/31/00            -8.75%                   -2.54%
4/30/00           -15.34%                   -8.08%
5/31/00           -10.06%                   -5.03%
6/30/00           -14.34%                   -9.29%
7/31/00           -12.57%                   -9.40%
8/31/00            -8.04%                   -8.21%
9/30/00           -11.23%                  -12.41%
10/31/00           -2.67%                   -6.38%
11/30/00            0.32%                   -2.37%
12/31/00            7.14%                    4.67%
1/31/01             5.57%                    3.69%
2/28/01             9.98%                    5.05%
3/31/01            20.48%                   13.04%
4/30/01            16.54%                    7.82%
5/31/01            14.11%                    8.62%
6/30/01            17.28%                    8.44%
7/31/01            20.04%                   10.07%
8/31/01            17.54%                   10.43%
9/30/01            27.77%                   19.90%
10/31/01           34.85%                   23.94%
11/30/01           10.04%                    5.52%
12/31/01            1.65%                   -0.11%
1/31/02            -0.96%                   -0.82%
2/28/02            -9.53%                   -2.67%
3/31/02           -12.48%                   -9.55%
4/30/02            -8.89%                   -6.07%
5/31/02            -5.21%                   -3.61%
6/30/02             8.08%                    7.63%
7/31/02            13.28%                   15.10%
8/31/02            14.27%                   16.10%
9/30/02            12.64%                   16.41%
10/31/02           -0.25%                    5.22%


               HISTORICAL PERFORMANCE COMPARISON (7/31/91 = $10)

--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          DWSF   CISDM PUBLIC FUND INDEX  S&P 500  SALOMON   EAFE
8/31/91   9.38            9.565            10.24    10.22     9.8
9/30/91   9.97           9.9926           10.0659  10.4346  10.3586
10/31/91   9.75                   9.8097  10.1968  10.5285  10.5036
11/30/91   9.46                   9.8293   9.7889  10.6443  10.0204
12/31/91  13.12                  11.3745  10.9048  10.9743  10.5415
1/31/92   11.32                  10.4987  10.6976  10.8755  10.3201
2/29/92   10.63                  10.1123  10.8367  10.9734   9.9486
3/31/92   10.21                  10.0456  10.6308  10.9295    9.292
4/30/92   10.02                   9.7704  10.9391   11.006   9.3385
5/31/92    9.88                   9.7684  10.9938  11.2261   9.9642
6/30/92   10.59                  10.3486  10.8289  11.4057   9.4959
7/31/92   11.73                  11.0823  11.2729  11.6794   9.2585
8/31/92   12.51                  11.5455  11.0474  11.7962   9.8418
9/30/92   11.86                  11.3827    11.18  11.9378   9.6548
10/31/92  11.48                  11.2438    11.18  11.7468   9.1528
11/30/92  11.64                  11.3045  11.6048  11.7585   9.2443
12/31/92  11.22                  11.2152  11.7441  11.9584   9.2905
1/31/93   11.26                   11.093  11.8381  12.2454   9.2905
2/28/93   12.93                  11.7153  12.0038  12.5148   9.5785
3/31/93   12.85                  11.6509  12.2559  12.5649  10.4118
4/30/93   14.18                  11.9608  11.9618  12.6654  11.4009
5/31/93   14.46                  11.9895  12.2848  12.6781  11.6403
6/30/93   14.49                  12.1574  12.3217  12.9697  11.4657
7/31/93    16.5                  12.7215  12.2724  13.0605   11.867
8/31/93   16.35                  12.5663  12.7388  13.3609  12.5078
9/30/93   15.67                  12.4507  12.6369  13.4143  12.2326
10/31/93  14.89                  12.2278  12.9023   13.468  12.6118
11/30/93   14.7                  12.0933  12.7733  13.3199  11.5146
12/31/93   15.9                  12.4198  12.9266  13.3998  12.3437
1/31/94   14.04                  11.9429  13.3661   13.641  13.3929
2/28/94   13.09                  11.5774  13.0052  13.3545  13.3527
3/31/94   14.73                  11.8437   12.433  12.9672  12.7785
4/30/94   14.59                  11.5867  12.5946  12.8505   13.328
5/31/94   15.59                   11.786  12.7961  12.8119   13.248
6/30/94   17.19                  12.1738  12.4762  12.7863  13.4335
7/31/94   16.35                  11.8415  12.8879  13.0676  13.5678
8/31/94   15.22                  11.4673  13.4163  13.0937  13.8934
9/30/94   15.41                   11.582  13.0943  12.8711  13.4627
10/31/94  14.67                  11.5866  13.3824  12.8454  13.9204
11/30/94   15.5                  11.6202  12.9006  12.8197  13.2522
12/31/94  15.08                   11.461  13.0941  12.9351  13.3317
1/31/95   13.85                  10.9762  13.4345  13.2067  12.8251
2/28/95   15.19                  11.5546  13.9584  13.5633  12.7866
3/31/95   18.31                  12.7574  14.3772  13.6718  13.5922
4/30/95   19.97                  13.0955  14.7941  13.8905  14.1087
5/31/95   22.18                  13.3744  15.3859  14.5434  13.9394
6/30/95    21.8                  13.1858  15.7398  14.6597  13.7024
7/31/95   19.49                   12.781  16.2592  14.6011  14.5657
8/31/95   18.55                  12.8564   16.308  14.8201  14.0122
9/30/95   17.11                  12.5864  16.9929  14.9831  14.2924
10/31/95  16.54                  12.4417  16.9249  15.1779  13.9065
11/30/95  16.77                  12.5475  17.6696  15.4815  14.2959
12/31/95  18.64                  13.0532  18.0053  15.7292   14.882
1/31/96   18.57                  13.4226  18.6175  15.8393  14.9415
2/29/96   16.32                   12.436  18.7851  15.4908  15.0013
3/31/96   16.29                  12.5019   18.973  15.3514  15.3163
4/30/96   16.95                  13.0257  19.2576  15.1979  15.7605
5/31/96   16.33                  12.6154  19.7583  15.1979  15.4768
6/30/96   16.56                   12.739  19.8373  15.4107  15.5697
7/31/96   16.32                  12.5441  18.9645  15.4415  15.1182
8/31/96   16.24                  12.5077  19.3628  15.4106  15.1484
9/30/96   16.79                  12.9655  20.4471  15.7188  15.5574
10/31/96  19.02                  13.8951  21.0196  16.1432  15.4018
11/30/96  20.31                  14.6816  22.6171  16.4661  16.0179
12/31/96  19.62                  14.3278  22.1648  16.2685  15.8097
1/31/97    20.4                  14.8436   23.539  16.3173  15.2564
2/28/97   21.36                  15.2088  23.7273  16.3499  15.5158
3/31/97   21.43                  15.1115  22.7545   16.121  15.5779
4/30/97   20.26                  14.8229  24.1198  16.3467  15.6714
5/31/97   20.02                  14.5872  25.5911  16.5265    16.69
6/30/97   20.05                  14.7054  26.7427  16.7579   17.608
7/31/97   22.01                  15.6524  28.8821  17.3612  17.8897
8/31/97   20.64                  15.0482  27.2647  17.1181  16.5659
9/30/97   20.83                  15.2167  28.7643  17.4091  17.4936
10/31/97  20.05                  14.9763  27.8151   17.618  16.1466
11/30/97  20.17                  15.1216  29.0946  17.7061  15.9851
12/31/97  20.85                  15.4195  29.5892  17.9009   16.129
1/31/98   21.03                  15.4503  29.9147  18.1157  16.8709
2/28/98   21.48                  15.3143  32.0686  18.1157  17.9506
3/31/98   21.53                  15.3373  33.7041  18.2063  18.5071
4/30/98   20.08                  14.7161  34.0411  18.3155  18.6552
5/31/98   20.44                  15.2135  33.4624   18.517  18.5619
6/30/98   20.63                  15.2713  34.8344  18.6466  18.7104
7/31/98   20.43                   15.111  34.4512  18.6466  18.8975
8/31/98   24.35                  16.2881  29.4558  18.6839  16.5542
9/30/98   25.87                  16.9706   31.341  19.2818  16.0576
10/31/98  24.54                  16.8654  33.8796  19.0504  17.7436
11/30/98  23.52                  16.3459  35.9463  19.3743  18.6485
12/31/98   23.8                  16.6401  38.0312  19.4324  19.3944
1/31/99   23.11                  16.3073  39.6285  19.6462  19.3362
2/28/99   24.37                  16.5894     38.4  19.1943  18.8721
3/31/99   23.76                  16.4169   39.936  19.3479  19.6647
4/30/99   24.64                  17.1097  41.4935  19.4059   20.471
5/31/99   23.56                  16.5759  40.4977  19.1536   19.427
6/30/99   23.64                  16.9903  42.7656  19.0387  20.1847
7/31/99    22.6                  16.5536  41.4399  18.9435  20.7902
8/31/99    22.5                  16.6595  41.2327  18.9246  20.8734
9/30/99   22.88                  16.7411  40.1194  19.1138  21.0821
10/31/99  20.96                  15.8973  42.6469  19.1903  21.8832
11/30/99  21.65                   16.185  43.4998  19.2287  22.6491
12/31/99     22                  16.4051  46.0663  19.1518  24.6875
1/31/00   22.63                  16.5183   43.763  19.0943  23.1322
2/29/00   22.14                   16.145  42.9315   19.228  23.7568
3/31/00   21.68                  15.9997  47.1388  19.3049  24.6833
4/30/00   20.86                  15.7277  45.7246  19.2277  23.3998
5/31/00   21.19                  15.7419  44.7644  19.1123  22.8382
6/30/00   20.25                  15.4113  45.8835  19.5901  23.7289
7/31/00   19.76                  14.9983  45.1494  19.8252  22.7323
8/31/00   20.69                  15.2923  47.9487  20.0829  22.9369
9/30/00   20.31                  14.6638  45.4074  20.2235  21.8359
10/31/00   20.4                  14.8823  45.2258  20.2235  21.3337
11/30/00  21.72                   15.802   41.653  20.4864  20.5444
12/31/00  23.57                  17.1705  41.8613  20.9166   21.284
1/31/01   23.89                  17.1276  43.3264  21.5023  21.3053
2/28/01   24.35                  16.9597  39.3837  21.6958  19.7074
3/31/01   26.12                  18.0858  36.9025   21.826  18.3673
4/30/01   24.31                  16.9572  39.7809  21.7387  19.6346
5/31/01   24.18                  17.0996  40.0594  21.9778  18.9081
6/30/01   23.75                  16.7114   39.098  22.0657  18.1329
7/31/01   23.72                  16.5092   38.707  22.7056  17.8065
8/31/01   24.32                  16.8873  36.2685  22.9781  17.3613
9/30/01   25.95                  17.5814  33.3308  22.9781  15.6078
10/31/01  27.51                  18.4446  33.9641  23.4606  16.0136
11/30/01   23.9                  16.6739  36.5793  23.2964  16.6061
12/31/01  23.96                  17.1508  36.9085  23.1566  16.7057
1/31/02   23.66                  16.9879  36.3549  23.3187  15.8203
2/28/02   22.03                  16.5071  35.6642  23.4819   15.931
3/31/02   22.86                  16.3585  37.0194  23.0592  16.8072
4/30/02   22.15                  15.9283  34.7612  23.3359  16.9249
5/31/02   22.92                  16.4826  34.5179  23.6626  17.1618
6/30/02   25.67                  17.9858  32.0671  23.5679  16.4925
7/31/02   26.87                   19.002  29.5659  23.4736  14.8597
8/31/02   27.79                  19.6063  29.7729  24.1309    14.83
9/30/02   29.23                   20.467  26.5277  24.5411  13.2432
10/31/02  27.44                  19.4068  28.8621  24.2221  13.9583

                      CORRELATION ANALYSIS (8/91 - 10/02)
--------------------------------------------------------------------------------

Note: The closer the value to zero, the lower the correlation to the indexes compared.

                                                              Spectrum Select   CISDM        S&P        SAL         EAFE
-----------------------------------------------------------------------------------------------------------------------------
Spectrum Select                                                    1.00         0.90            -0.08   0.28            -0.01
CISDM Public Fund Index                                                         1.00            -0.09   0.32            -0.04
S & P 500 Index                                                                                  1.00   0.24             0.67
Salomon Corporate Bond Index                                                                            1.00             0.10
MSCI EAFE Index                                                                                                          1.00


The S&P 500 Index, Salomon Corporate Bond Index and MSCI EAFE Index performance data for stocks, corporate bonds and international stocks, respectively, are provided by Thomson Financial Software Solutions, Boston, MA. The CISDM Public Fund Index (formerly Zurich/MAR Public Fund Index) performance data for managed futures is provided by Managed Account Reports, Inc., New York, N.Y.

Risk Considerations: Typically, managed futures investments are speculative, involve a high degree of risk, have substantial charges, and are suitable only for the risk capital portion of an investor's portfolio. Before investing in any partnership and in order to make an informed decision, you should read the Spectrum Series prospectus carefully for complete information, including charges, expenses, and risks. Financial Advisors should also read the prospectus before discussing managed futures with clients.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

 MORGAN STANLEY SPECTRUM TECHNICAL L.P.

--------------------------------------------------------------------------------

All of the performance data below is through October 31, 2002.

                         SPECTRUM TECHNICAL STATISTICS
------------------------------------------------

Trading Advisors:                     Campbell & Company, Inc.
                                Chesapeake Capital Corporation
                                 John W. Henry & Company, Inc.
Began Trading:                                November 1, 1994
Net Assets in Fund:                             $328.7 Million
Minimum Investment:                        $5,000 ($2,000/IRA)
Monthly Management Fee:    1/12 of 2.00% of Beg. Net Assets to
                                JWH, 1/12 of 3.00% of Beg. Net
                                                     Assets to
                                       Campbell and Chesapeake
Monthly Brokerage Fee:        1/12 of 7.25% of Beg. Net Assets
Monthly Incentive Fee:       20.00% of Monthly Trading Profits
                                                            to
                           Campbell and JWH, 19% to Chesapeake
Investment Style:                                    Technical

                                 RISK ANALYSIS
------------------------------------------------


Compounded Annual Rate of Return:                   7.89%
Standard Deviation of Monthly Returns:              5.39%
Annualized Standard Deviation:                     18.66%
Sharpe Ratio:                                        0.16
Sortino Ratio:                                       0.27
Largest Decline Period (4/01 - 4/02):             -26.56%
Average Recovery (No. of months):                    3.18
Average Monthly Loss:                              -3.48%
Standard Deviation of Monthly Loss:                 3.08%
% of Losing Months:                                48.96%
Average Monthly Gain:                               4.86%
Standard Deviation of Monthly Gain:                 3.69%
% of Winning Months:                               51.04%


                          CURRENT SECTOR PARTICIPATION
------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Foreign Exchange  35%
Interest Rates    25%
Stock Indices     13%
Agriculturals      7%
Energies          12%
Metals             8%

                                TRADING STRATEGY
------------------------------------------------


Spectrum Technical is managed by Campbell & Company, Inc., Chesapeake Capital Corporation and John W. Henry & Company, Inc. These three Trading Advisors employ a combination of investment approaches.


Campbell uses a highly disciplined systematic investment approach designed to detect and react to price movements in the futures and forward markets. Campbell's core systematic approach has been used successfully for over twenty years.


The trading methodology employed by Chesapeake is based on the analysis of interrelated mathematical and statistical formulas, including the technical analysis of historical data, used to determine optimal price support and resistance levels and market entry and exit points. This trading system was designed in the 1980s and is continually updated based on research.


JWH's trading programs use historical data and proprietary systems to detect emerging price trends. Positions are established under strict guidelines and are retained in markets where price movements have exceeded the expectations of most fundamental investors.

                             FUTURES MARKETS TRADED
------------------------------------------------

AGRICULTURALS           FOREIGN                STOCK
Corn                    EXCHANGE               INDICES
Feeder cattle           Australian dollar      ASE All Ordinaries
Lean hogs               British pound          CAC 40 Index
Live cattle             Canadian dollar        DAX Index
Pork Bellies            Euro                   Dow Jones
Soybeans                Hong Kong dollar       Industrial Index
Soybean meal            Indonesian rupiah      FTSE Index
Soybean oil             Japanese yen           Hang Seng Index
Wheat                   Mexican peso           IBEX 35 Index
SOFTS                   New Zealand dollar     NASDAQ 100 Index
Cocoa                   Norwegian krone        Nikkei Index
Coffee                  Singapore dollar       S&P 500 Index
Cotton                  South African rand     Swedish Index
Orange juice            Swedish krona          Taiwan Index
Sugar                   Swiss franc            Toronto Index
ENERGIES                METALS                 INTEREST
Crude oil               Aluminum               RATES
Gas oil                 Copper                 Australian bonds
Heating oil             Gold                   British bonds
Natural gas             Lead                   Canadian bonds
Unleaded gas            Nickel                 Euro bonds
                        Platinum               Eurodollar
                        Silver                 German bonds
                        Tin                    Japanese bonds
                        Zinc                   Spanish bonds
                                               Swiss bonds
                                               U.S. Treasury bonds
                                               U.S. Treasury notes

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                         SPECTRUM TECHNICAL PERFORMANCE
--------------------------------------------------------------------------------

    1994            1995        1996        1997        1998            1999                2000                2001
        -2.20%      17.59%      18.35%       7.49%      10.18%              -7.51%               7.85%              -7.15%
(2 MONTHS)

    1994           2002
        -2.20          22.97%
(2 MONTHS)       (10 MONTHS)

 ROLLING 12-MONTH PERFORMANCE VS. CISDM PUBLIC FUND INDEX (FORMERLY ZURICH/MAR
                               PUBLIC FUND INDEX)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SPECTRUM TECHNICAL  CISDM PUBLIC FUND INDEX
10/31/95               7.40%                    7.38%
11/30/95               9.38%                    7.98%
12/31/95              17.59%                   13.89%
1/31/96               25.52%                   22.29%
2/29/96               11.79%                    7.63%
3/31/96                2.70%                   -2.00%
4/30/96                3.91%                   -0.53%
5/31/96               -0.78%                   -5.68%
6/30/96                3.57%                   -3.39%
7/31/96                1.07%                   -1.85%
8/31/96                1.35%                   -2.71%
9/30/96               10.60%                    3.01%
10/31/96              21.69%                   11.68%
11/30/96              30.63%                   17.01%
12/31/96              18.35%                    9.77%
1/31/97               17.10%                   10.59%
2/28/97               26.51%                   22.30%
3/31/97               22.68%                   20.87%
4/30/97               13.62%                   13.80%
5/31/97               13.73%                   15.63%
6/30/97               10.94%                   15.44%
7/31/97               27.41%                   24.78%
8/31/97               20.23%                   20.31%
9/30/97               16.06%                   17.36%
10/31/97               5.97%                    7.78%
11/30/97              -1.20%                    3.00%
12/31/97               7.49%                    7.62%
1/31/98                2.48%                    4.09%
2/28/98                1.75%                    0.69%
3/31/98                5.00%                    1.50%
4/30/98                3.16%                   -0.72%
5/31/98               10.70%                    4.29%
6/30/98                8.73%                    3.85%
7/31/98               -1.53%                   -3.46%
8/31/98               15.50%                    8.24%
9/30/98               18.33%                   11.53%
10/31/98              17.04%                   12.61%
11/30/98               8.72%                    8.10%
12/31/98              10.18%                    7.92%
1/31/99                5.95%                    5.55%
2/28/99                8.13%                    8.33%
3/31/99                4.08%                    7.04%
4/30/99               16.96%                   16.27%
5/31/99                7.59%                    8.96%
6/30/99               14.38%                   11.26%
7/31/99               10.99%                    9.55%
8/31/99                1.60%                    2.28%
9/30/99               -4.10%                   -1.35%
10/31/99             -13.02%                   -5.74%
11/30/99              -5.59%                   -0.98%
12/31/99              -7.51%                   -1.41%
1/31/00               -1.50%                    1.30%
2/29/00               -5.03%                   -2.68%
3/31/00               -4.11%                   -2.54%
4/30/00              -14.14%                   -8.08%
5/31/00              -10.01%                   -5.03%
6/30/00              -16.78%                   -9.29%
7/31/00              -16.83%                   -9.40%
8/31/00              -14.53%                   -8.21%
9/30/00              -20.69%                  -12.41%
10/31/00              -9.36%                   -6.39%
11/30/00              -0.07%                   -2.37%
12/31/00               7.85%                    4.66%
1/31/01                5.70%                    3.69%
2/28/01                9.05%                    5.04%
3/31/01               23.37%                   13.04%
4/30/01               14.27%                    7.82%
5/31/01               14.33%                    8.62%
6/30/01               13.34%                    8.44%
7/31/01               14.05%                   10.07%
8/31/01               11.41%                   10.43%
9/30/01               31.88%                   19.90%
10/31/01              35.05%                   23.94%
11/30/01               1.53%                    5.52%
12/31/01              -7.15%                   -0.11%
1/31/02               -8.15%                   -0.82%
2/28/02              -12.98%                   -2.67%
3/31/02              -24.13%                   -9.55%
4/30/02              -17.39%                   -6.07%
5/31/02              -12.41%                   -3.61%
6/30/02                4.53%                    7.63%
7/31/02               18.61%                   15.10%
8/31/02               22.19%                   16.10%
9/30/02               20.21%                   16.41%
10/31/02               6.37%                    5.22%

               HISTORICAL PERFORMANCE COMPARISON (10/31/94 = $10)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SPECTRUM   CISDM PUBLIC FUND INDEX  S&P 500  SALOMON CORP.  MSCI EAFE
          TECHNICAL                            INDEX    BOND INDEX      INDEX
11/30/94    9.91             10.029            9.64        9.98         9.52
12/31/94       9.78                   9.8916   9.7846        10.0698     9.5771
1/31/95         9.6                   9.4732   10.039        10.2813     9.2132
2/28/95       10.09                   9.9724  10.4305        10.5589     9.1856
3/31/95       11.12                  11.0105  10.7434        10.6434     9.7643
4/30/95       11.52                  11.3023   11.055        10.8137    10.1353
5/31/95        11.6                   11.543  11.4972        11.3219    10.0137
6/30/95       11.47                  11.3802  11.7616        11.4125     9.8435
7/31/95       11.19                  11.0308  12.1497        11.3669    10.4636
8/31/95       11.12                  11.0959  12.1861        11.5374     10.066
9/30/95       10.75                  10.8629  12.6979        11.6643    10.2673
10/31/95      10.74                   10.738  12.6471        11.8159     9.9901
11/30/95      10.84                  10.8293  13.2036        12.0522    10.2698
12/31/95       11.5                  11.2657  13.4545         12.245    10.6909
1/31/96       12.05                  11.5845   13.912        12.3307    10.7337
2/29/96       11.28                   10.733  14.0372        12.0594    10.7766
3/31/96       11.42                  10.7899  14.1776        11.9509    11.0029
4/30/96       11.97                   11.242  14.3903        11.8314     11.322
5/31/96       11.51                  10.8879  14.7644        11.8314    11.1182
6/30/96       11.88                  10.9946  14.8235         11.997    11.1849
7/31/96       11.31                  10.8264  14.1713         12.021    10.8605
8/31/96       11.27                   10.795  14.4689         11.997    10.8822
9/30/96       11.89                  11.1901  15.2792        12.2369     11.176
10/31/96      13.07                  11.9924   15.707        12.5673    11.0642
11/30/96      14.16                  12.6712  16.9007        12.8186    11.5068
12/31/96      13.61                  12.3658  16.5627        12.6648    11.3572
1/31/97       14.11                   12.811  17.5896        12.7028    10.9597
2/28/97       14.27                  13.1262  17.7303        12.7282     11.146
3/31/97       14.01                  13.0422  17.0034          12.55    11.1906
4/30/97        13.6                  12.7931  18.0236        12.7257    11.2577
5/31/97       13.09                  12.5897   19.123        12.8657    11.9895
6/30/97       13.18                  12.6917  19.9835        13.0458    12.6489
7/31/97       14.41                   13.509  21.5822        13.5154    12.8513
8/31/97       13.55                  12.9876  20.3736        13.3262    11.9003
9/30/97        13.8                  13.1331  21.4941        13.5527    12.5667
10/31/97      13.85                  12.9256  20.7848        13.7153    11.5991
11/30/97      13.99                   13.051  21.7409        13.7839    11.4831
12/31/97      14.63                  13.3081  22.1105        13.9355    11.5864
1/31/98       14.46                  13.3347  22.3537        14.1027    12.1194
2/28/98       14.52                  13.2174  23.9632        14.1027     12.895
3/31/98       14.71                  13.2372  25.1853        14.1732    13.2947
4/30/98       14.03                  12.7011  25.4372        14.2582    13.4011
5/31/98       14.49                  13.1304  25.0048         14.415    13.3341
6/30/98       14.33                  13.1803    26.03        14.5159    13.4408
7/31/98       14.19                  13.0419  25.7437        14.5159    13.5752
8/31/98       15.65                  14.0579  22.0109        14.5449    11.8919
9/30/98       16.33                  14.6469  23.4196        15.0103    11.5351
10/31/98      16.21                  14.5561  25.3166        14.8302    12.7463
11/30/98      15.21                  14.1078  26.8609        15.0823    13.3964
12/31/98      16.12                  14.3617  28.4188        15.1275    13.9323
1/31/99       15.32                  14.0745  29.6124        15.2939    13.8905
2/28/99        15.7                   14.318  28.6944        14.9421    13.5571
3/31/99       15.31                  14.1691  29.8422        15.0616    14.1265
4/30/99       16.41                   14.767   31.006        15.1068    14.7057
5/31/99       15.59                  14.3063  30.2619        14.9104    13.9557
6/30/99       16.39                   14.664  31.9566        14.8209       14.5
7/31/99       15.75                  14.2871  30.9659        14.7468     14.935
8/31/99        15.9                  14.3785  30.8111        14.7321    14.9947
9/30/99       15.66                   14.449  29.9792        14.8794    15.1446
10/31/99       14.1                  13.7208  31.8679        14.9389    15.7201
11/30/99      14.36                  13.9691  32.5053        14.9688    16.2703
12/31/99      14.91                  14.1591  34.4231        14.9089    17.7346
1/31/00       15.09                  14.2568  32.7019        14.8642    16.6173
2/29/00       14.91                  13.9346  32.0806        14.9682     17.066
3/31/00       14.68                  13.8092  35.2245        15.0281    17.7316
4/30/00       14.09                  13.5744  34.1678         14.968    16.8096
5/31/00       14.03                  13.5866  33.4503        14.8782    16.4062
6/30/00       13.64                  13.3013  34.2866        15.2502     17.046
7/31/00        13.1                  12.9448   33.738        15.4332    16.3301
8/31/00       13.59                  13.1985  35.8298        15.6338    16.4771
9/30/00       12.42                   12.656  33.9308        15.7432    15.6862
10/31/00      12.78                  12.8446  33.7951        15.7432    15.3254
11/30/00      14.35                  13.6384  31.1253        15.9479    14.7584
12/31/00      16.08                  14.8195  31.2809        16.2828    15.2897
1/31/01       15.95                  14.7825  32.3757        16.7387     15.305
2/28/01       16.26                  14.6376  29.4295        16.8893    14.1571
3/31/01       18.11                  15.6095  27.5754        16.9906    13.1944
4/30/01        16.1                  14.6355  29.7263        16.9226    14.1048
5/31/01       16.04                  14.7584  29.9344        17.1087    13.5829
6/30/01       15.46                  14.4234   29.216        17.1771     13.026
7/31/01       14.94                  14.2489  28.9238        17.6752    12.7915
8/31/01       15.14                  14.5752  27.1016        17.8873    12.4717
9/30/01       16.38                  15.1742  24.9064        17.8873    11.2121
10/31/01      17.26                  15.9193  25.3796        18.2629    11.5036
11/30/01      14.57                   14.391  27.3338        18.1351    11.9292
12/31/01      14.93                  14.8026  27.5798        18.0263    12.0008
1/31/02       14.65                   14.662  27.1661        18.1525    11.3648
2/28/02       14.15                  14.2471  26.6499        18.2796    11.4444
3/31/02       13.74                  14.1189  27.6626        17.9506    12.0738
4/30/02        13.3                  13.7476  25.9752         18.166    12.1583
5/31/02       14.05                   14.226  25.7934        18.4203    12.3285
6/30/02       16.16                  15.5234  23.9621        18.3466    11.8477
7/31/02       17.72                  16.4005  22.0931        18.2732    10.6748
8/31/02        18.5                   16.922  22.2478        18.7848    10.6535
9/30/02       19.69                  17.6649  19.8228        19.1041     9.5136
10/31/02      18.36                  16.7499  21.5672        18.8557    10.0273

                      CORRELATION ANALYSIS (11/94 - 10/02)
--------------------------------------------------------------------------------
Note: The closer the value to zero, the lower the correlation to the indexes compared.

                                                              Spectrum Technical   CISDM        S&P        SAL        EAFE
-------------------------------------------------------------------------------------------------------------------------------
Spectrum Technical                                                   1.00          0.95            -0.22   0.27           -0.17
CISDM Public Fund Index                                                            1.00            -0.18   0.32           -0.14
S & P 500 Index                                                                                     1.00   0.17            0.77
Salomon Corporate Bond Index                                                                               1.00           -0.01
MSCI EAFE Index                                                                                                            1.00


The S&P 500 Index, Salomon Corporate Bond Index and MSCI EAFE Index performance data for stocks, corporate bonds and international stocks, respectively, are provided by Thomson Financial Software Solutions, Boston, MA. The CISDM Public Fund Index (formerly Zurich/MAR Public Fund Index) performance data for managed futures is provided by Managed Account Reports LLC, New York, N.Y.

Risk Considerations: Typically, managed futures investments are speculative, involve a high degree of risk, have substantial charges, and are suitable only for the risk capital portion of an investor's portfolio. Before investing in any partnership and in order to make an informed decision, you should read the Spectrum Series prospectus carefully for complete information, including charges, expenses, and risks. Financial Advisors should also read the prospectus before discussing managed futures with clients.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

 MORGAN STANLEY SPECTRUM STRATEGIC L.P.

--------------------------------------------------------------------------------

All of the performance data below is through October 31, 2002.

                         SPECTRUM STRATEGIC STATISTICS
------------------------------------------------


Trading Advisors:              Allied Irish Capital Management,
                                                           Ltd.
                             Blenheim Capital Management, L.L.C
                               Eclipse Capital Management, Inc.
Began Trading:                                 November 1, 1994
Net Assets in Fund:                               $75.7 Million
Minimum Investment:                         $5,000 ($2,000/IRA)
Monthly Management Fee:        1/12 of 3.00% of Beg. Net Assets
Monthly Brokerage Fee:         1/12 of 7.25% of Beg. Net Assets
Monthly Incentive Fee:        15.00% of Monthly Trading Profits
Investment Style:                                   Fundamental


                                 RISK ANALYSIS
------------------------------------------------

Compounded Annual Rate of Return:                   2.00%
Standard Deviation of Monthly Returns:              6.63%
Annualized Standard Deviation:                     22.95%
Sharpe Ratio:                                       -0.13
Sortino Ratio:                                      -0.21
Largest Decline Period (1/00 - 10/00):            -43.28%
Average Recovery (No. of months):                    4.67
Average Monthly Loss:                              -4.75%
Standard Deviation of Monthly Loss:                 4.03%
% of Losing Months:                                47.92%
Average Monthly Gain:                               5.10%
Standard Deviation of Monthly Gain:                 4.77%
% of Winning Months:                               52.08%

                          CURRENT SECTOR PARTICIPATION
------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Foreign Exchange  10%
Interest Rates    11%
Stock Indices      9%
Agriculturals     40%
Energies           9%
Metals            21%

                                TRADING STRATEGY
------------------------------------------------


Spectrum Strategic is managed by Allied Irish Capital Management, Ltd., Blenheim Capital Management, L.L.C., and Eclipse Capital Management, Inc. All three trading advisors employ a fundamental investment approach that evaluates key economic indicators such as supply and demand levels and geopolitical conditions, as well as certain technical factors.


Allied Irish employs multiple investment professionals using a discretionary trading approach. Several strategies are applied to investments in a broad range of financial instruments.


Blenheim's program has a strong global concentration using a discretionary trading approach. Investments are made in markets in which the trading advisor has a clear understanding of fundamental factors and geopolitical forces that influence price behavior.



Eclipse employs a systemic trading approach using multiple trend-following and macroeconomic-driven models. A key characteristic of the Eclipse trading program is the extensive diversification achieved by applying multiple trading models to a wide variety of financial markets located throughout the world.


                             FUTURES MARKETS TRADED
------------------------------------------------


AGRICULTURALS            METALS             STOCK
Corn                     Aluminum           INDICES
Cotton                   Copper             CAC 40 Index
Lean hogs                Gold               DAX Index
Live cattle              Nickel             FTSE Index
Rough Rice               Silver             NASDAQ 100 Index
Soybeans                 Tin                Nikkei Index
Soybean meal             Zinc               S&P 500 Index
Soybean oil              ENERGIES           INTEREST
Wheat                    Crude oil          RATES
SOFTS                    Gas Oil            British bonds
Cocoa                    Heating oil        Euro bonds
Coffee                   Natural gas        Eurodollar
Lumber                   Unleaded gas       French bonds
Orange Juice                                German bonds
Sugar                                       Italian bonds
FOREIGN                                     Japanese bonds
EXCHANGE                                    U.S. Treasury bonds
Australian dollar                           U.S. Treasury notes
British pound
Canadian dollar
Euro
Japanese yen
New Zealand dollar
Swiss franc


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                         SPECTRUM STRATEGIC PERFORMANCE
--------------------------------------------------------------------------------

1994       1995           1996           1997      1998       1999            2000             2001               2002
 0.10%     10.49%             -3.53%     0.37%     7.84%      37.23%             -33.06%           -0.57%             11.09%
(2 MONTHS)                                                                                                      (10 MONTHS)

 ROLLING 12-MONTH PERFORMANCE VS. CISDM PUBLIC FUND INDEX (FORMERLY ZURICH/MAR
                               PUBLIC FUND INDEX)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


          Spectrum    CISDM
10/31/95     1.30%    7.38%
11/30/95     4.00%    7.98%
12/31/95    10.49%   13.89%
1/31/96     18.74%   22.29%
2/29/96      5.00%    7.63%
3/31/96     -3.60%   -2.00%
4/30/96      2.27%   -0.53%
5/31/96     -0.19%   -5.68%
6/30/96      3.56%   -3.39%
7/31/96     -0.72%   -1.85%
8/31/96     -3.45%   -2.71%
9/30/96      1.88%    3.01%
10/31/96     4.54%   11.68%
11/30/96     5.28%   17.01%
12/31/96    -3.53%    9.77%
1/31/97     -7.59%   10.59%
2/28/97     13.41%   22.30%
3/31/97     22.28%   20.87%
4/30/97      7.31%   13.80%
5/31/97     11.55%   15.63%
6/30/97     12.97%   15.44%
7/31/97     27.89%   24.78%
8/31/97     20.22%   20.31%
9/30/97      7.48%   17.36%
10/31/97    -2.08%    7.78%
11/30/97    -7.48%    3.00%
12/31/97     0.37%    7.62%
1/31/98      6.42%    4.09%
2/28/98     -6.60%    0.69%
3/31/98    -12.20%    1.50%
4/30/98    -16.12%   -0.72%
5/31/98    -22.93%    4.29%
6/30/98    -22.35%    3.85%
7/31/98    -31.66%   -3.46%
8/31/98    -19.63%    8.24%
9/30/98      1.81%   11.53%
10/31/98    17.74%   12.61%
11/30/98    10.85%    8.10%
12/31/98     7.84%    7.92%
1/31/99     -1.24%    5.55%
2/28/99     14.22%    8.33%
3/31/99      9.87%    7.04%
4/30/99     26.00%   16.27%
5/31/99     17.87%    8.96%
6/30/99     44.90%   11.26%
7/31/99     51.42%    9.55%
8/31/99     42.60%    2.28%
9/30/99     35.70%   -1.35%
10/31/99    13.19%   -5.74%
11/30/99    28.91%   -0.98%
12/31/99    37.23%   -1.41%
1/31/00     39.50%    1.30%
2/29/00      1.77%   -2.68%
3/31/00      3.24%   -2.54%
4/30/00     -9.05%   -8.08%
5/31/00     15.63%   -5.03%
6/30/00    -12.52%   -9.29%
7/31/00     -8.35%   -9.40%
8/31/00    -20.16%   -8.21%
9/30/00    -36.85%  -12.41%
10/31/00   -34.95%   -6.39%
11/30/00   -33.89%   -2.37%
12/31/00   -33.06%    4.66%
1/31/01    -32.37%    3.69%
2/28/01    -16.65%    5.04%
3/31/01    -14.02%   13.04%
4/30/01     -5.92%    7.82%
5/31/01    -14.66%    8.62%
6/30/01    -10.51%    8.44%
7/31/01    -14.91%   10.07%
8/31/01     -7.80%   10.43%
9/30/01      6.84%   19.90%
10/31/01    15.91%   23.94%
11/30/01    10.02%    5.52%
12/31/01    -0.57%   -0.11%
1/31/02      2.47%   -0.82%
2/28/02      4.55%   -2.67%
3/31/02      8.25%   -9.55%
4/30/02      4.67%   -6.07%
5/31/02      6.20%   -3.61%
6/30/02     18.66%    7.63%
7/31/02     19.82%   15.10%
8/31/02     23.26%   16.10%
9/30/02     22.41%   16.41%
10/31/02    12.48%    5.22%

               HISTORICAL PERFORMANCE COMPARISON (10/31/94 = $10)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DATE    DWSS   CISDM PUBLIC FUND INDEX  S&P 500  SALOMON   EAFE
11/30/94  10.01          10.029            9.64     9.98     9.52
12/31/94  10.01                   9.8916   9.7846  10.0698   9.5771
1/31/95    9.66                   9.4732   10.039  10.2813   9.2132
2/28/95     9.8                   9.9724  10.4305  10.5589   9.1856
3/31/95   10.57                  11.0105  10.7434  10.6434   9.7643
4/30/95   10.57                  11.3023   11.055  10.8137  10.1353
5/31/95    10.5                   11.543  11.4972  11.3219  10.0137
6/30/95    9.83                  11.3802  11.7616  11.4125   9.8435
7/31/95    9.75                  11.0308  12.1497  11.3669  10.4636
8/31/95   10.14                  11.0959  12.1861  11.5374   10.066
9/30/95    10.1                  10.8629  12.6979  11.6643  10.2673
10/31/95  10.13                   10.738  12.6471  11.8159   9.9901
11/30/95  10.41                  10.8293  13.2036  12.0522  10.2698
12/31/95  11.06                  11.2657  13.4545   12.245  10.6909
1/31/96   11.47                  11.5845   13.912  12.3307  10.7337
2/29/96   10.29                   10.733  14.0372  12.0594  10.7766
3/31/96   10.19                  10.7899  14.1776  11.9509  11.0029
4/30/96   10.81                   11.242  14.3903  11.8314   11.322
5/31/96   10.48                  10.8879  14.7644  11.8314  11.1182
6/30/96   10.18                  10.9946  14.8235   11.997  11.1849
7/31/96    9.68                  10.8264  14.1713   12.021  10.8605
8/31/96    9.79                   10.795  14.4689   11.997  10.8822
9/30/96   10.29                  11.1901  15.2792  12.2369   11.176
10/31/96  10.59                  11.9924   15.707  12.5673  11.0642
11/30/96  10.96                  12.6712  16.9007  12.8186  11.5068
12/31/96  10.67                  12.3658  16.5627  12.6648  11.3572
1/31/97    10.6                   12.811  17.5896  12.7028  10.9597
2/28/97   11.67                  13.1262  17.7303  12.7282   11.146
3/31/97   12.46                  13.0422  17.0034    12.55  11.1906
4/30/97    11.6                  12.7931  18.0236  12.7257  11.2577
5/31/97   11.69                  12.5897   19.123  12.8657  11.9895
6/30/97    11.5                  12.6917  19.9835  13.0458  12.6489
7/31/97   12.38                   13.509  21.5822  13.5154  12.8513
8/31/97   11.77                  12.9876  20.3736  13.3262  11.9003
9/30/97   11.06                  13.1331  21.4941  13.5527  12.5667
10/31/97  10.37                  12.9256  20.7848  13.7153  11.5991
11/30/97  10.14                   13.051  21.7409  13.7839  11.4831
12/31/97  10.71                  13.3081  22.1105  13.9355  11.5864
1/31/98   11.28                  13.3347  22.3537  14.1027  12.1194
2/28/98    10.9                  13.2174  23.9632  14.1027   12.895
3/31/98   10.94                  13.2372  25.1853  14.1732  13.2947
4/30/98    9.73                  12.7011  25.4372  14.2582  13.4011
5/31/98    9.01                  13.1304  25.0048   14.415  13.3341
6/30/98    8.93                  13.1803    26.03  14.5159  13.4408
7/31/98    8.46                  13.0419  25.7437  14.5159  13.5752
8/31/98    9.46                  14.0579  22.0109  14.5449  11.8919
9/30/98   11.26                  14.6469  23.4196  15.0103  11.5351
10/31/98  12.21                  14.5561  25.3166  14.8302  12.7463
11/30/98  11.24                  14.1078  26.8609  15.0823  13.3964
12/31/98  11.55                  14.3617  28.4188  15.1275  13.9323
1/31/99   11.14                  14.0745  29.6124  15.2939  13.8905
2/28/99   12.45                   14.318  28.6944  14.9421  13.5571
3/31/99   12.02                  14.1691  29.8422  15.0616  14.1265
4/30/99   12.26                   14.767   31.006  15.1068  14.7057
5/31/99   10.62                  14.3063  30.2619  14.9104  13.9557
6/30/99   12.94                   14.664  31.9566  14.8209     14.5
7/31/99   12.81                  14.2871  30.9659  14.7468   14.935
8/31/99   13.49                  14.3785  30.8111  14.7321  14.9947
9/30/99   15.28                   14.449  29.9792  14.8794  15.1446
10/31/99  13.82                  13.7208  31.8679  14.9389  15.7201
11/30/99  14.49                  13.9691  32.5053  14.9688  16.2703
12/31/99  15.85                  14.1591  34.4231  14.9089  17.7346
1/31/00   15.54                  14.2568  32.7019  14.8642  16.6173
2/29/00   12.67                  13.9346  32.0806  14.9682   17.066
3/31/00   12.41                  13.8092  35.2245  15.0281  17.7316
4/30/00   11.15                  13.5744  34.1678   14.968  16.8096
5/31/00   12.28                  13.5866  33.4503  14.8782  16.4062
6/30/00   11.32                  13.3013  34.2866  15.2502   17.046
7/31/00   11.74                  12.9448   33.738  15.4332  16.3301
8/31/00   10.77                  13.1985  35.8298  15.6338  16.4771
9/30/00    9.65                   12.656  33.9308  15.7432  15.6862
10/31/00   8.99                  12.8446  33.7951  15.7432  15.3254
11/30/00   9.58                  13.6384  31.1253  15.9479  14.7584
12/31/00  10.61                  14.8195  31.2809  16.2828  15.2897
1/31/01   10.51                  14.7825  32.3757  16.7387   15.305
2/28/01   10.56                  14.6376  29.4295  16.8893  14.1571
3/31/01   10.67                  15.6095  27.5754  16.9906  13.1944
4/30/01   10.49                  14.6355  29.7263  16.9226  14.1048
5/31/01   10.48                  14.7584  29.9344  17.1087  13.5829
6/30/01   10.13                  14.4234   29.216  17.1771   13.026
7/31/01    9.99                  14.2489  28.9238  17.6752  12.7915
8/31/01    9.93                  14.5752  27.1016  17.8873  12.4717
9/30/01   10.31                  15.1742  24.9064  17.8873  11.2121
10/31/01  10.42                  15.9193  25.3796  18.2629  11.5036
11/30/01  10.54                   14.391  27.3338  18.1351  11.9292
12/31/01  10.55                  14.8026  27.5798  18.0263  12.0008
1/31/02   10.77                   14.662  27.1661  18.1525  11.3648
2/28/02   11.04                  14.2471  26.6499  18.2796  11.4444
3/31/02   11.55                  14.1189  27.6626  17.9506  12.0738
4/30/02   10.98                  13.7476  25.9752   18.166  12.1583
5/31/02   11.13                   14.226  25.7934  18.4203  12.3285
6/30/02   12.02                  15.5234  23.9621  18.3466  11.8477
7/31/02   11.97                  16.4005  22.0931  18.2732  10.6748
8/31/02   12.24                   16.922  22.2478  18.7848  10.6535
9/30/02   12.62                  17.6649  19.8228  19.1041   9.5136
10/31/02  11.72                  16.7499  21.5672  18.8557  10.0273

                      CORRELATION ANALYSIS (11/94 - 10/02)
--------------------------------------------------------------------------------

Note: The closer the value to zero, the lower the correlation to the indexes compared.

                                                              Spectrum Strategic   CISDM        S&P        SAL        EAFE
-------------------------------------------------------------------------------------------------------------------------------
Spectrum Strategic                                                   1.00          0.55            -0.01   0.04            0.06
CISDM Public Fund Index                                                            1.00            -0.18   0.32           -0.14
S & P 500 Index                                                                                     1.00   0.17            0.77
Salomon Corporate Bond Index                                                                               1.00           -0.01
MSCI EAFE Index                                                                                                            1.00


The S&P 500 Index, Salomon Corporate Bond Index and MSCI EAFE Index performance data for stocks, corporate bonds, and international stocks, respectively, are provided by Thomson Financial Software Solutions, Boston, MA. The CISDM Public Fund Index (formerly Zurich/MAR Public Fund Index) performance data for managed futures is provided by Managed Account Reports LLC, New York, N.Y.

Risk Considerations: Typically, managed futures investments are speculative, involve a high degree of risk, have substantial charges, and are suitable only for the risk capital portion of an investor's portfolio. Before investing in any partnership and in order to make an informed decision, you should read the Spectrum Series prospectus carefully for complete information, including charges, expenses, and risks. Financial Advisors should also read the prospectus before discussing managed futures with clients.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

 MORGAN STANLEY SPECTRUM GLOBAL BALANCED L.P.
--------------------------------------------------------------------------------
All of the performance data below is through October 31, 2002.

                      SPECTRUM GLOBAL BALANCED STATISTICS
------------------------------------------------


Trading Advisor:                        SSARIS Advisors, LLC
Began Trading:                              November 1, 1994
Net Assets in Fund:                            $52.2 Million
Minimum Investment:                      $5,000 ($2,000/IRA)
Monthly Management Fee:     1/12 of 1.25% of Beg. Net Assets
Monthly Brokerage Fee:      1/12 of 4.60% of Beg. Net Assets
Monthly Incentive Fee:             15.00% of Monthly Trading
                                                     Profits
Investment Style:                                  Technical


                                 RISK ANALYSIS
------------------------------------------------

Compounded Annual Rate of Return:                   5.09%
Standard Deviation of Monthly Returns:              2.78%
Annualized Standard Deviation:                      9.63%
Sharpe Ratio:                                        0.01
Sortino Ratio:                                       0.01
Largest Decline Period (2/96 - 5/96):             -10.64%
Average Recovery (No. of months):                    3.57
Average Monthly Loss:                              -1.83%
Standard Deviation of Monthly Loss:                 1.74%
% of Losing Months:                                44.79%
Average Monthly Gain:                               2.30%
Standard Deviation of Monthly Gain:                 1.96%
% of Winning Months:                               55.21%

                          CURRENT SECTOR PARTICIPATION
------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Foreign Exchange  11%
Interest Rates    18%
Stock Indices     59%
Agriculturals      5%
Energies           4%
Metals             3%

                                TRADING STRATEGY
------------------------------------------------

Spectrum Global Balanced follows the tenets of Modern Portfolio Theory and offers a balanced portfolio that participates in global stocks, global bonds, and alternative investments within managed futures. Since the Spectrum Global Balanced trading strategy is in part to gain exposure to the stock and bond markets, it does not result in the same degree of non-correlation to the stock and bond indices and in that way differs from the other managed futures funds that Morgan Stanley DW offers.


Within global stock and global bond components of the fund, SSARIS Advisors, LLC analyzes various fundamental information, such as growth data, labor wage rates, central bank interest rate policies and inflation, to determine its approaches to these markets.



Within the global currency and commodity components of the Fund, SSARIS employs a technical trend-following trading system to analyze price data, determine profit and risk potential and initiate trades overall.



SSARIS uses a computer-based model to erallocate assets a mong various market sectors within each of the independent strategies.


The returns achieved by Spectrum Global Balanced will tend to be more highly correlated to the performance of global stock and global bond markets than will be the returns derived within other funds in the Spectrum Series.

                             FUTURES MARKETS TRADED
------------------------------------------------

AGRICULTURALS           STOCK                INTEREST
Corn                    INDICES              RATES
Lean hogs               DAX Index            Australian bonds
Live cattle             FTSE Index           British bonds
Soybean oil             Nikkei Index         Canadian bonds
Wheat                   S&P 500 Index        Euro bonds
SOFTS                   FOREIGN              Eurodollar
Cotton                  EXCHANGE             French bonds
Sugar                   Australian dollar    German bonds
ENERGIES                British pound        Italian bonds
Crude oil               Canadian dollar      Japanese bonds
Gas oil                 Euro                 Spanish bonds
Natural gas             Japanese yen         U.S. Treasury bonds
METALS                  Mexican peso         U.S. Treasury notes
Copper                  New Zealand dollar
Nickel                  Singapore dollar
Zinc                    Swiss franc

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                      SPECTRUM GLOBAL BALANCED PERFORMANCE
--------------------------------------------------------------------------------

    1994            1995            1996            1997        1998        1999       2000           2001                2002
-1.70%              22.79%              -3.65%      18.23%      16.36%      0.75%      0.87%              -0.31%              -8.27%
(2 MONTHS)                                                                                                              (10 MONTHS)

 ROLLING 12-MONTH PERFORMANCE VS. CISDM PUBLIC FUND INDEX (FORMERLY ZURICH/MAR
                               PUBLIC FUND INDEX)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SPECTRUM   CISDM
10/31/95   14.10%    7.38%
11/30/95    17.79%    7.98%
12/31/95    22.79%   13.89%
1/31/96     21.69%   22.29%
2/29/96      7.10%    7.63%
3/31/96      2.99%   -2.00%
4/30/96      2.10%   -0.53%
5/31/96     -5.25%   -5.68%
6/30/96     -5.56%   -3.39%
7/31/96     -3.43%   -1.85%
8/31/96     -2.86%   -2.71%
9/30/96     -2.20%    3.01%
10/31/96     1.23%   11.68%
11/30/96     3.24%   17.01%
12/31/96    -3.65%    9.77%
1/31/97     -0.83%   10.59%
2/28/97     11.11%   22.30%
3/31/97      9.51%   20.87%
4/30/97      6.35%   13.80%
5/31/97     11.63%   15.63%
6/30/97     15.17%   15.44%
7/31/97     27.80%   24.78%
8/31/97     21.23%   20.31%
9/30/97     22.37%   17.36%
10/31/97    15.93%    7.78%
11/30/97    10.25%    3.00%
12/31/97    18.23%    7.62%
1/31/98     16.97%    4.09%
2/28/98     15.08%    0.69%
3/31/98     20.68%    1.50%
4/30/98     20.52%   -0.72%
5/31/98     18.11%    4.29%
6/30/98     13.97%    3.85%
7/31/98      0.64%   -3.46%
8/31/98      9.70%    8.24%
9/30/98     11.67%   11.53%
10/31/98    14.94%   12.61%
11/30/98    18.44%    8.10%
12/31/98    16.36%    7.92%
1/31/99     13.73%    5.55%
2/28/99     11.98%    8.33%
3/31/99      9.53%    7.04%
4/30/99     16.12%   16.27%
5/31/99     10.71%    8.96%
6/30/99     13.24%   11.26%
7/31/99     12.69%    9.55%
8/31/99      9.68%    2.28%
9/30/99      3.81%   -1.35%
10/31/99     0.78%   -5.74%
11/30/99     0.06%   -0.98%
12/31/99     0.75%   -1.41%
1/31/00     -0.13%    1.30%
2/29/00      0.88%   -2.68%
3/31/00      4.01%   -2.54%
4/30/00     -4.69%   -8.08%
5/31/00     -1.01%   -5.03%
6/30/00     -3.46%   -9.29%
7/31/00     -3.96%   -9.40%
8/31/00     -0.88%   -8.21%
9/30/00     -4.31%  -12.41%
10/31/00    -0.39%   -6.39%
11/30/00    -2.78%   -2.37%
12/31/00     0.87%    4.66%
1/31/01      2.38%    3.69%
2/28/01     -1.99%    5.04%
3/31/01     -2.17%   13.04%
4/30/01      2.21%    7.82%
5/31/01      3.83%    8.62%
6/30/01      0.90%    8.44%
7/31/01      3.14%   10.07%
8/31/01      0.64%   10.43%
9/30/01      3.51%   19.90%
10/31/01     4.01%   23.94%
11/30/01     4.49%    5.52%
12/31/01    -0.31%   -0.11%
1/31/02     -2.08%   -0.82%
2/28/02     -0.38%   -2.67%
3/31/02     -2.95%   -9.55%
4/30/02     -4.69%   -6.07%
5/31/02     -5.11%   -3.61%
6/30/02     -0.83%    7.63%
7/31/02     -1.65%   15.10%
8/31/02     -1.20%   16.10%
9/30/02     -4.16%   16.41%
10/31/02    -7.47%    5.22%

               HISTORICAL PERFORMANCE COMPARISON (10/31/94 = $10)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          DWSB   CISDM PUBLIC FUND INDEX  S&P 500  SALOMON   EAFE
11/30/94  9.95           10.029            9.64     9.98     9.52
12/31/94   9.83                   9.8916   9.7846  10.0698   9.5771
1/31/95    9.96                   9.4732   10.039  10.2813   9.2132
2/28/95   10.42                   9.9724  10.4305  10.5589   9.1856
3/31/95   10.72                  11.0105  10.7434  10.6434   9.7643
4/30/95   10.95                  11.3023   11.055  10.8137  10.1353
5/31/95   11.43                   11.543  11.4972  11.3219  10.0137
6/30/95   11.52                  11.3802  11.7616  11.4125   9.8435
7/31/95   11.36                  11.0308  12.1497  11.3669  10.4636
8/31/95    11.2                  11.0959  12.1861  11.5374   10.066
9/30/95   11.38                  10.8629  12.6979  11.6643  10.2673
10/31/95  11.41                   10.738  12.6471  11.8159   9.9901
11/30/95  11.72                  10.8293  13.2036  12.0522  10.2698
12/31/95  12.07                  11.2657  13.4545   12.245  10.6909
1/31/96   12.12                  11.5845   13.912  12.3307  10.7337
2/29/96   11.16                   10.733  14.0372  12.0594  10.7766
3/31/96   11.04                  10.7899  14.1776  11.9509  11.0029
4/30/96   11.18                   11.242  14.3903  11.8314   11.322
5/31/96   10.83                  10.8879  14.7644  11.8314  11.1182
6/30/96   10.88                  10.9946  14.8235   11.997  11.1849
7/31/96   10.97                  10.8264  14.1713   12.021  10.8605
8/31/96   10.88                   10.795  14.4689   11.997  10.8822
9/30/96   11.13                  11.1901  15.2792  12.2369   11.176
10/31/96  11.55                  11.9924   15.707  12.5673  11.0642
11/30/96   12.1                  12.6712  16.9007  12.8186  11.5068
12/31/96  11.63                  12.3658  16.5627  12.6648  11.3572
1/31/97   12.02                   12.811  17.5896  12.7028  10.9597
2/28/97    12.4                  13.1262  17.7303  12.7282   11.146
3/31/97   12.09                  13.0422  17.0034    12.55  11.1906
4/30/97   11.89                  12.7931  18.0236  12.7257  11.2577
5/31/97   12.09                  12.5897   19.123  12.8657  11.9895
6/30/97   12.53                  12.6917  19.9835  13.0458  12.6489
7/31/97   14.02                   13.509  21.5822  13.5154  12.8513
8/31/97   13.19                  12.9876  20.3736  13.3262  11.9003
9/30/97   13.62                  13.1331  21.4941  13.5527  12.5667
10/31/97  13.39                  12.9256  20.7848  13.7153  11.5991
11/30/97  13.34                   13.051  21.7409  13.7839  11.4831
12/31/97  13.75                  13.3081  22.1105  13.9355  11.5864
1/31/98   14.06                  13.3347  22.3537  14.1027  12.1194
2/28/98   14.27                  13.2174  23.9632  14.1027   12.895
3/31/98   14.59                  13.2372  25.1853  14.1732  13.2947
4/30/98   14.33                  12.7011  25.4372  14.2582  13.4011
5/31/98   14.28                  13.1304  25.0048   14.415  13.3341
6/30/98   14.28                  13.1803    26.03  14.5159  13.4408
7/31/98   14.11                  13.0419  25.7437  14.5159  13.5752
8/31/98   14.47                  14.0579  22.0109  14.5449  11.8919
9/30/98   15.21                  14.6469  23.4196  15.0103  11.5351
10/31/98  15.39                  14.5561  25.3166  14.8302  12.7463
11/30/98   15.8                  14.1078  26.8609  15.0823  13.3964
12/31/98     16                  14.3617  28.4188  15.1275  13.9323
1/31/99   15.99                  14.0745  29.6124  15.2939  13.8905
2/28/99   15.98                   14.318  28.6944  14.9421  13.5571
3/31/99   15.98                  14.1691  29.8422  15.0616  14.1265
4/30/99   16.64                   14.767   31.006  15.1068  14.7057
5/31/99   15.81                  14.3063  30.2619  14.9104  13.9557
6/30/99   16.17                   14.664  31.9566  14.8209     14.5
7/31/99    15.9                  14.2871  30.9659  14.7468   14.935
8/31/99   15.87                  14.3785  30.8111  14.7321  14.9947
9/30/99   15.79                   14.449  29.9792  14.8794  15.1446
10/31/99  15.51                  13.7208  31.8679  14.9389  15.7201
11/30/99  15.81                  13.9691  32.5053  14.9688  16.2703
12/31/99  16.12                  14.1591  34.4231  14.9089  17.7346
1/31/00   15.97                  14.2568  32.7019  14.8642  16.6173
2/29/00   16.12                  13.9346  32.0806  14.9682   17.066
3/31/00   16.62                  13.8092  35.2245  15.0281  17.7316
4/30/00   15.86                  13.5744  34.1678   14.968  16.8096
5/31/00   15.65                  13.5866  33.4503  14.8782  16.4062
6/30/00   15.61                  13.3013  34.2866  15.2502   17.046
7/31/00   15.27                  12.9448   33.738  15.4332  16.3301
8/31/00   15.73                  13.1985  35.8298  15.6338  16.4771
9/30/00   15.11                   12.656  33.9308  15.7432  15.6862
10/31/00  15.45                  12.8446  33.7951  15.7432  15.3254
11/30/00  15.37                  13.6384  31.1253  15.9479  14.7584
12/31/00  16.26                  14.8195  31.2809  16.2828  15.2897
1/31/01   16.35                  14.7825  32.3757  16.7387   15.305
2/28/01    15.8                  14.6376  29.4295  16.8893  14.1571
3/31/01   16.26                  15.6095  27.5754  16.9906  13.1944
4/30/01   16.21                  14.6355  29.7263  16.9226  14.1048
5/31/01   16.25                  14.7584  29.9344  17.1087  13.5829
6/30/01   15.75                  14.4234   29.216  17.1771   13.026
7/31/01   15.75                  14.2489  28.9238  17.6752  12.7915
8/31/01   15.83                  14.5752  27.1016  17.8873  12.4717
9/30/01   15.64                  15.1742  24.9064  17.8873  11.2121
10/31/01  16.07                  15.9193  25.3796  18.2629  11.5036
11/30/01  16.06                   14.391  27.3338  18.1351  11.9292
12/31/01  16.21                  14.8026  27.5798  18.0263  12.0008
1/31/02   16.01                   14.662  27.1661  18.1525  11.3648
2/28/02   15.74                  14.2471  26.6499  18.2796  11.4444
3/31/02   15.78                  14.1189  27.6626  17.9506  12.0738
4/30/02   15.45                  13.7476  25.9752   18.166  12.1583
5/31/02   15.42                   14.226  25.7934  18.4203  12.3285
6/30/02   15.62                  15.5234  23.9621  18.3466  11.8477
7/31/02   15.49                  16.4005  22.0931  18.2732  10.6748
8/31/02   15.64                   16.922  22.2478  18.7848  10.6535
9/30/02   14.99                  17.6649  19.8228  19.1041   9.5136
10/31/02  14.87                  16.7499  21.5672  18.8557  10.0273

                      CORRELATION ANALYSIS (11/94 - 10/02)
--------------------------------------------------------------------------------
Note: The closer the value to zero, the lower the correlation to the indexes compared.


                                                              Spectrum Global
                                                                 Balanced       CISDM        S&P        SAL        EAFE
----------------------------------------------------------------------------------------------------------------------------
Spectrum Global Balanced                                           1.00         0.59             0.46   0.53            0.36
CISDM Public Fund Index                                                         1.00            -0.18   0.32           -0.14
S & P 500 Index                                                                                  1.00   0.17            0.77
Salomon Corporate Bond Index                                                                            1.00           -0.01
MSCI EAFE Index                                                                                                         1.00



The S&P 500 Index, Salomon Corporate Bond Index and MSCI EAFE Index performance data for stocks, corporate bonds, and international stocks, respectively, are provided by Thomson Financial Software Solutions, Boston, MA. The CISDM Public Fund Index (formerly Zurich/MAR Public Fund Index) performance data for managed futures is provided by Managed Account Reports LLC, New York, N.Y.

Risk Considerations: Typically, managed futures investments are speculative, involve a high degree of risk, have substantial charges, and are suitable only for the risk capital portion of an investor's portfolio. Before investing in any partnership and in order to make an informed decision, you should read the Spectrum Series prospectus carefully for complete information, including charges, expenses, and risks. Financial Advisors should also read the prospectus before discussing managed futures with clients.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

 MORGAN STANLEY SPECTRUM CURRENCY L.P.

--------------------------------------------------------------------------------

All of the performance data below is a pro forma of Cornerstone IV based on the Spectrum Currency fee structure and is through October 31, 2002.

                          SPECTRUM CURRENCY STATISTICS
------------------------------------------------


Trading Advisors:                 John W. Henry & Company, Inc.
                                   Sunrise Capital Partners, LLC
Began Trading:                                      July 3, 2000
Net Assets in Fund:                               $81.0 Million
Minimum Investment:                          $5,000 ($2,000/IRA)
Monthly Management Fee:         1/12 of 2.00% of Beg. Net Assets
Monthly Brokerage Fee:          1/12 of 4.60% of Beg. Net Assets
Monthly Incentive Fee:         20.00% of Monthly Trading Profits
Investment Style:                                      Technical


                                 RISK ANALYSIS
------------------------------------------------


Compounded Annual Rate of Return:                   9.45%
Standard Deviation of Monthly Returns:              7.75%
Annualized Standard Deviation:                     26.84%
Sharpe Ratio:                                        0.17
Sortino Ratio:                                       0.29
Largest Decline Period (2/89 - 9/89):             -46.06%
Average Recovery (No. of months):                    4.50
Average Monthly Loss:                              -4.81%
Standard Deviation of Monthly Loss:                 4.44%
% of Losing Months:                                46.24%
Average Monthly Gain:                               6.07%
Standard Deviation of Monthly Gain:                 6.33%
% of Winning Months:                               53.76%


                          AVERAGE SECTOR PARTICIPATION
------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Foreign Exchange  100%

                                TRADING STRATEGY
------------------------------------------------

Spectrum Currency, managed by John W. Henry & Company, Inc. and Sunrise Capital Partners, LLC, is structured to exclusively trade a portfolio of diverse world currencies. Each trading advisor implements a technical, trend-following program to participate in international currencies, primarily in the forward dealer markets, futures contracts, and may also trade in spot (cash) currency markets.

JWH employs the International Foreign Exchange Program, which seeks to identify and capitalize on intermediate-term price movements in a broad range of both major and minor currencies primarily trading on the interbank market. Positions are taken as outrights against the U.S. dollar, or non-dollar cross rates.

Sunrise's Currency Program follows approximately ten different major and minor currency markets, which may include, but are not limited to, the Japanese yen, British pound, Euro, Swiss franc, Canadian dollar, Australian dollar, Swedish krona, New Zealand dollar, Singapore dollar, and South African rand. In order to achieve adequate diversification for the Currency Program, major and minor currencies are traded as cross-rates selectively against each other and/or as outrights against the U.S. dollar.

                             FUTURES MARKETS TRADED
------------------------------------------------

Markets traded may include, but are not limited to, the following:

  FOREIGN EXCHANGE
  Australian dollar
  British pound
  Canadian dollar
  Czech koruna
  Danish kronor
  Euro
  Greek drachma
  Hong Kong dollar
  Japanese yen
  Mexican peso
  New Zealand dollar
  Norwegian krone
  Singapore dollar
  South African rand
  Swedish krona
  Swiss franc
  Thai baht

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                  PRO FORMA FOR SPECTRUM CURRENCY PERFORMANCE
--------------------------------------------------------------------------------

      1987       1988     1989    1990    1991   1992     1993     1994    1995    1996    1997   1998    1999    2000    2001
     7.74%     25.71%  -15.61%  43.03%  32.66%  5.11%  -10.03%  -13.04%  21.28%  13.91%  25.53%  2.67%  -1.33%  14.93%  13.49%
                                                                                                                         (10
   (8 MONTHS)                                                                                                           MONTHS)

          2002
     -0.81%

 ROLLING 12-MONTH PERFORMANCE VS. CISDM PUBLIC FUND INDEX (FORMERLY ZURICH/MAR
                               PUBLIC FUND INDEX)
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          PRO FORMA FOR SPECTRUM CURRENCY  CISDM PUBLIC FUND INDEX (FORMERLY ZURICH/MAR PUBLIC FUND INDEX)
4/30/88               -4.51%                                           -1.22%
5/31/88                            35.47%                                                            7.84%
6/30/88                            49.12%                                                           26.45%
7/31/88                            62.12%                                                           15.67%
8/31/88                            88.76%                                                           21.13%
9/30/88                            77.21%                                                           23.80%
10/31/88                           58.52%                                                           25.14%
11/30/88                           55.08%                                                           17.59%
12/31/88                           25.71%                                                            7.26%
1/31/89                            81.80%                                                           19.88%
2/28/89                            48.38%                                                           11.23%
3/31/89                            44.76%                                                           16.74%
4/30/89                            41.75%                                                           17.87%
5/31/89                            25.68%                                                           22.71%
6/30/89                            12.21%                                                            6.35%
7/31/89                            -9.79%                                                           13.47%
8/31/89                           -27.43%                                                            6.40%
9/30/89                           -37.97%                                                            3.32%
10/31/89                          -36.00%                                                           -3.07%
11/30/89                          -33.89%                                                           -2.00%
12/31/89                          -15.61%                                                            4.68%
1/31/90                           -24.16%                                                            0.71%
2/28/90                            -6.79%                                                            7.36%
3/31/90                            -4.49%                                                            7.69%
4/30/90                            -3.32%                                                           12.99%
5/31/90                           -20.80%                                                           -3.66%
6/30/90                            -8.85%                                                           -2.20%
7/31/90                            29.12%                                                            1.07%
8/31/90                            67.06%                                                           11.28%
9/30/90                            95.43%                                                           16.17%
10/31/90                          105.95%                                                           22.75%
11/30/90                           78.34%                                                           20.62%
12/31/90                           43.03%                                                           14.23%
1/31/91                            22.95%                                                            7.28%
2/28/91                            13.24%                                                            6.80%
3/31/91                            36.35%                                                            9.85%
4/30/91                            34.56%                                                            5.39%
5/31/91                            47.27%                                                           10.61%
6/30/91                            41.81%                                                            9.53%
7/31/91                             4.20%                                                            2.06%
8/31/91                           -10.19%                                                           -6.24%
9/30/91                             2.65%                                                           -3.79%
10/31/91                          -11.77%                                                           -6.22%
11/30/91                           -3.79%                                                           -6.50%
12/31/91                           32.66%                                                           10.01%
1/31/92                            32.24%                                                            6.45%
2/29/92                            29.60%                                                            2.77%
3/31/92                             3.83%                                                           -3.03%
4/30/92                            -4.29%                                                           -5.17%
5/31/92                            -2.03%                                                           -4.35%
6/30/92                             6.19%                                                            0.74%
7/31/92                            28.42%                                                           10.82%
8/31/92                            61.63%                                                           20.71%
9/30/92                            39.34%                                                           13.91%
10/31/92                           44.77%                                                           14.62%
11/30/92                           38.16%                                                           15.01%
12/31/92                            5.11%                                                           -1.40%
1/31/93                            11.22%                                                            5.66%
2/28/93                            38.75%                                                           15.85%
3/31/93                            31.71%                                                           15.98%
4/30/93                            40.80%                                                           22.42%
5/31/93                            41.61%                                                           22.74%
6/30/93                            20.63%                                                           17.48%
7/31/93                            18.11%                                                           14.79%
8/31/93                            -4.48%                                                            8.84%
9/30/93                             1.48%                                                            9.38%
10/31/93                           -4.62%                                                            8.75%
11/30/93                          -11.96%                                                            6.98%
12/31/93                          -10.03%                                                           10.74%
1/31/94                            -5.31%                                                            7.66%
2/28/94                           -19.14%                                                           -1.18%
3/31/94                           -16.15%                                                            1.65%
4/30/94                           -18.88%                                                           -3.13%
5/31/94                           -24.70%                                                           -1.70%
6/30/94                           -19.64%                                                            0.14%
7/31/94                           -27.06%                                                           -6.92%
8/31/94                           -24.61%                                                           -8.75%
9/30/94                           -21.78%                                                           -6.98%
10/31/94                          -11.52%                                                           -5.24%
11/30/94                          -11.10%                                                           -3.91%
12/31/94                          -13.04%                                                           -7.72%
1/31/95                           -18.60%                                                           -8.09%
2/28/95                           -11.15%                                                           -0.20%
3/31/95                            11.90%                                                            7.72%
4/30/95                            17.82%                                                           13.02%
5/31/95                            16.24%                                                           13.48%
6/30/95                             7.74%                                                            8.31%
7/31/95                            11.08%                                                            7.93%
8/31/95                            21.38%                                                           12.11%
9/30/95                            19.09%                                                            8.67%
10/31/95                           14.04%                                                            7.38%
11/30/95                           18.84%                                                            7.98%
12/31/95                           21.28%                                                           13.89%
1/31/96                            35.22%                                                           22.29%
2/29/96                            19.81%                                                            7.63%
3/31/96                            -2.77%                                                           -2.00%
4/30/96                            -1.67%                                                           -0.53%
5/31/96                             4.66%                                                           -5.67%
6/30/96                             5.35%                                                           -3.39%
7/31/96                             2.94%                                                           -1.85%
8/31/96                            -5.02%                                                           -2.71%
9/30/96                            -4.33%                                                            3.01%
10/31/96                            3.67%                                                           11.68%
11/30/96                           11.09%                                                           17.01%
12/31/96                           13.91%                                                            9.77%
1/31/97                            15.88%                                                           10.59%
2/28/97                            29.30%                                                           22.30%
3/31/97                            25.89%                                                           20.87%
4/30/97                            23.12%                                                           13.80%
5/31/97                            14.95%                                                           15.63%
6/30/97                            16.70%                                                           15.43%
7/31/97                            30.13%                                                           24.78%
8/31/97                            35.54%                                                           20.31%
9/30/97                            33.50%                                                           17.36%
10/31/97                           25.57%                                                            7.78%
11/30/97                           24.45%                                                            3.00%
12/31/97                           25.53%                                                            7.62%
1/31/98                            17.38%                                                            4.09%
2/28/98                             7.15%                                                            0.69%
3/31/98                            10.12%                                                            1.49%
4/30/98                             4.61%                                                           -0.72%
5/31/98                            16.65%                                                            4.29%
6/30/98                            27.78%                                                            3.85%
7/31/98                            18.75%                                                           -3.46%
8/31/98                            17.55%                                                            8.24%
9/30/98                            14.18%                                                           11.53%
10/31/98                           17.18%                                                           12.61%
11/30/98                            7.52%                                                            8.10%
12/31/98                            2.67%                                                            7.92%
1/31/99                             1.46%                                                            5.55%
2/28/99                             6.55%                                                            8.33%
3/31/99                             6.34%                                                            7.04%
4/30/99                            12.39%                                                           16.26%
5/31/99                             4.79%                                                            8.95%
6/30/99                            -6.13%                                                           11.26%
7/31/99                           -11.08%                                                            9.55%
8/31/99                           -10.31%                                                            2.28%
9/30/99                            -4.42%                                                           -1.35%
10/31/99                          -12.60%                                                           -5.74%
11/30/99                           -3.03%                                                           -0.98%
12/31/99                           -1.33%                                                           -1.41%
1/31/00                             3.33%                                                            1.29%
2/29/00                             0.63%                                                           -2.68%
3/31/00                            -2.37%                                                           -2.54%
4/30/00                             2.99%                                                           -8.08%
5/31/00                             4.54%                                                           -5.03%
6/30/00                             0.24%                                                           -9.29%
7/31/00                             6.06%                                                           -9.39%
8/31/00                             5.11%                                                           -8.21%
9/30/00                             4.09%                                                          -12.41%
10/31/00                           18.52%                                                           -6.38%
11/30/00                           10.82%                                                           -2.37%
12/31/00                           14.93%                                                            4.66%
1/31/01                            11.48%                                                            3.69%
2/28/01                            11.71%                                                            5.05%
3/31/01                            23.15%                                                           13.04%
4/30/01                            11.80%                                                            7.82%
5/31/01                            14.03%                                                            8.62%
6/30/01                            17.60%                                                            8.44%
7/31/01                             9.64%                                                           10.07%
8/31/01                            12.34%                                                           10.43%
9/30/01                            12.19%                                                           19.90%
10/31/01                            1.70%                                                           23.94%
11/30/01                            3.42%                                                            5.52%
12/31/01                           13.49%                                                           -0.11%
1/31/02                            10.78%                                                           -0.81%
2/28/02                            10.80%                                                           -2.67%
3/31/02                            -3.92%                                                           -9.55%
4/30/02                             1.27%                                                           -6.07%
5/31/02                             9.92%                                                           -3.61%
6/30/02                            22.16%                                                            7.63%
7/31/02                            24.65%                                                           15.10%
8/31/02                            15.26%                                                           16.10%
9/30/02                            11.24%                                                           16.41%
10/31/02                           12.66%                                                            5.22%

               HISTORICAL PERFORMANCE COMPARISON (4/30/87 = $10)
--------------------------------------------------------------------------------

                                     [LOGO]

                      CORRELATION ANALYSIS (5/87 - 10/02)
--------------------------------------------------------------------------------
Note: The closer the value to zero, the lower the correlation to the indexes compared.

                                                              Spectrum Currency   CISDM       S&P             SAL
----------------------------------------------------------------------------------------------------------------------
Pro Forma for Spectrum Currency                                     1.00          0.35           -0.09           -0.19
CISDM Public Fund Index                                                           1.00           -0.50            0.27
S & P 500 Index                                                                                   1.00           -0.18
Salomon Corporate Bond Index                                                                                      1.00
MSCI EAFE Index

                                                                   EAFE
------------------------------------------------------------
Pro Forma for Spectrum Currency                                         0.02
CISDM Public Fund Index                                                -0.38
S & P 500 Index                                                         0.84
Salomon Corporate Bond Index                                           -0.14
MSCI EAFE Index                                                         1.00


The S&P 500 Index, Salomon Corporate Bond Index and MSCI EAFE Index performance data for stocks, corporate bonds and international stocks, respectively, are provided by Thomson Financial Software Solutions, Boston, MA. The CISDM Public Fund Index (formerly Zurich/MAR Public Fund Index) performance data for managed futures is provided by Managed Account Reports LLC, New York, N.Y.

Risk Considerations: Typically, managed futures investments are speculative, involve a high degree of risk, have substantial charges, and are suitable only for the risk capital portion of an investor's portfolio. Before investing in any partnership and in order to make an informed decision, you should read the Spectrum Series prospectus carefully for complete information, including charges, expenses, and risks. Financial Advisors should also read the prospectus before discussing managed futures with clients.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    THE FOLLOWING CHARTS UPDATE AND REPLACE THROUGH OCTOBER 31, 2002, THE "FUND ASSET HISTORY" CHARTS ON PAGES 167-169

                                SPECTRUM SELECT
                               FUND ASSET HISTORY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


MILLIONS   SPECTRUM SELECT
Aug-91                52.0
Dec-91*               80.7
Dec-92                60.9
Dec-93**             199.2
Dec-94               168.2
Dec-95               176.4
Dec-96**             163.8
Dec-97               166.8
Dec-98***            200.1
Dec-99               213.8
Dec-00               220.7
Dec-01               241.4
Oct-02               285.1

Year-end net assets (millions)

  * Spectrum Select had multiple closings during initial offering

 ** Re-opening of fund in September 1993 and November 1996

*** Effective May 1998, Spectrum Select became part of the Spectrum Series.

                               SPECTRUM TECHNICAL
                               FUND ASSET HISTORY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


MILLIONS  SPECTRUM TECHNICAL
Nov-94                  $8.0
Dec-94                 $14.9
Dec-95                 $59.3
Dec-96                $113.0
Dec-97                $182.0
Dec-98                $255.1
Dec-99                $268.8
Dec-00                $268.1
Dec-01                $258.0
Oct-02                $328.7

Year-end net assets (millions)

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                               SPECTRUM STRATEGIC
                               FUND ASSET HISTORY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


MILLIONS  SPECTRUM STRATEGIC
Nov-94                  $6.7
Dec-94                 $11.9
Dec-95                 $32.5
Dec-96                 $45.1
Dec-97                 $59.1
Dec-98                 $70.4
Dec-99                $107.7
Dec-00                 $74.2
Dec-01                 $68.8
Oct-02                 $75.7

Year-end net assets (millions)

                            SPECTRUM GLOBAL BALANCED
                               FUND ASSET HISTORY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


NET ASSET VALUE (IN MILLIONS)  SPECTRUM GLOBAL BALANCED
           NOV-94                        $2.5
Dec-94                                             $3.8
Dec-95                                            $14.8
Dec-96                                            $18.7
Dec-97                                            $25.7
Dec-98                                            $45.9
Dec-99                                            $57.9
Dec-00                                            $55.9
Dec-01                                            $57.8
Oct-02                                            $52.2

Year-end net assets (millions)

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                               SPECTRUM CURRENCY
                               FUND ASSET HISTORY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        SPECTRUM CURRENCY
Jul-00               $6.3
Dec-00              $15.7
Dec-01              $47.8
Oct-02              $81.0

Year-end net assets (millions)

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    THE FOLLOWING CHARTS UPDATE AND REPLACE THROUGH OCTOBER 31, 2002, THE "HISTORICAL PERFORMANCE COMPARISON" CHARTS ON PAGES 170-172. AS OF OCTOBER 31, 2002, THERE WERE 66 PUBLIC MANAGED FUTURES FUNDS INCLUDED IN THE CALCULATION OF THE CISDM PUBLIC FUND INDEX (FORMERLY, ZURICH/MAR PUBLIC FUND INDEX).



                  SPECTRUM SELECT VS. CISDM PUBLIC FUND INDEX
                    (FORMERLY, ZURICH/MAR PUBLIC FUND INDEX)
                       HISTORICAL PERFORMANCE COMPARISON


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CISDM   SPECTRUM
JUL-91  $10.00   $10.00
AUG-91  $9.57    $9.38
Sep-91   $9.99     $9.97
Oct-91   $9.81     $9.75
Nov-91   $9.83     $9.46
Dec-91  $11.37    $13.12
Jan-92  $10.50    $11.32
Feb-92  $10.11    $10.63
Mar-92  $10.05    $10.21
Apr-92   $9.77    $10.02
May-92   $9.77     $9.88
Jun-92  $10.35    $10.59
Jul-92  $11.08    $11.73
Aug-92  $11.55    $12.51
Sep-92  $11.38    $11.86
Oct-92  $11.24    $11.48
Nov-92  $11.30    $11.64
Dec-92  $11.22    $11.22
Jan-93  $11.09    $11.26
Feb-93  $11.72    $12.93
Mar-93  $11.65    $12.85
Apr-93  $11.96    $14.18
May-93  $11.99    $14.46
Jun-93  $12.16    $14.49
Jul-93  $12.72    $16.50
Aug-93  $12.57    $16.35
Sep-93  $12.45    $15.67
Oct-93  $12.23    $14.89
Nov-93  $12.09    $14.70
Dec-93  $12.42    $15.90
Jan-94  $11.94    $14.04
Feb-94  $11.58    $13.09
Mar-94  $11.84    $14.73
Apr-94  $11.59    $14.59
May-94  $11.79    $15.59
Jun-94  $12.17    $17.19
Jul-94  $11.84    $16.35
Aug-94  $11.47    $15.22
Sep-94  $11.58    $15.41
Oct-94  $11.59    $14.67
Nov-94  $11.62    $15.50
Dec-94  $11.46    $15.08
Jan-95  $10.98    $13.85
Feb-95  $11.55    $15.19
Mar-95  $12.76    $18.31
Apr-95  $13.10    $19.97
May-95  $13.37    $22.18
Jun-95  $13.19    $21.80
Jul-95  $12.78    $19.49
Aug-95  $12.86    $18.55
Sep-95  $12.59    $17.11
Oct-95  $12.44    $16.54
Nov-95  $12.55    $16.77
Dec-95  $13.05    $18.64
Jan-96  $13.42    $18.57
Feb-96  $12.44    $16.32
Mar-96  $12.50    $16.29
Apr-96  $13.03    $16.95
May-96  $12.62    $16.33
Jun-96  $12.74    $16.56
Jul-96  $12.54    $16.32
Aug-96  $12.51    $16.24
Sep-96  $12.97    $16.79
Oct-96  $13.90    $19.02
Nov-96  $14.68    $20.31
Dec-96  $14.33    $19.62
Jan-97  $14.84    $20.40
Feb-97  $15.21    $21.36
Mar-97  $15.11    $21.43
Apr-97  $14.82    $20.26
May-97  $14.59    $20.02
Jun-97  $14.71    $20.05
Jul-97  $15.65    $22.01
Aug-97  $15.05    $20.64
Sep-97  $15.22    $20.83
Oct-97  $14.98    $20.05
Nov-97  $15.12    $20.17
Dec-97  $15.42    $20.85
Jan-98  $15.45    $21.03
Feb-98  $15.31    $21.48
Mar-98  $15.34    $21.53
Apr-98  $14.72    $20.08
May-98  $15.21    $20.44
Jun-98  $15.27    $20.63
Jul-98  $15.11    $20.43
Aug-98  $16.29    $24.35
Sep-98  $16.97    $25.87
Oct-98  $16.87    $24.54
Nov-98  $16.35    $23.52
Dec-98  $16.64    $23.80
Jan-99  $16.31    $23.11
Feb-99  $16.59    $24.37
Mar-99  $16.42    $23.76
Apr-99  $17.11    $24.64
May-99  $16.58    $23.56
Jun-99  $16.99    $23.64
Jul-99  $16.55    $22.60
Aug-99  $16.66    $22.50
Sep-99  $16.74    $22.88
Oct-99  $15.90    $20.96
Nov-99  $16.19    $21.65
Dec-99  $16.41    $22.00
Jan-00  $16.52    $22.63
Feb-00  $16.15    $22.14
Mar-00  $16.00    $21.68
Apr-00  $15.73    $20.86
May-00  $15.74    $21.19
Jun-00  $15.41    $20.25
Jul-00  $15.00    $19.76
Aug-00  $15.29    $20.69
Sep-00  $14.66    $20.31
Oct-00  $14.88    $20.40
Nov-00  $15.80    $21.72
Dec-00  $17.17    $23.57
Jan-01  $17.13    $23.89
Feb-01  $16.96    $24.35
Mar-01  $18.09    $26.12
Apr-01  $16.96    $24.31
May-01  $17.10    $24.18
Jun-01  $16.71    $23.75
Jul-01  $16.51    $23.72
Aug-01  $16.89    $24.32
Sep-01  $17.58    $25.95
Oct-01  $18.44    $27.51
Nov-01  $16.67    $23.90
Dec-01  $17.15    $23.96
Jan-02  $16.99    $23.66
Feb-02  $16.51    $22.03
Mar-02  $16.36    $22.86
Apr-02  $15.93    $22.15
May-02  $16.48    $22.92
Jun-02  $17.99    $25.67
Jul-02  $19.00    $26.87
Aug-02  $19.61    $27.79
Sep-02  $20.47    $29.23
Oct-02  $19.41    $27.44


                 SPECTRUM TECHNICAL VS. CISDM PUBLIC FUND INDEX
                    (FORMERLY, ZURICH/MAR PUBLIC FUND INDEX)
                       HISTORICAL PERFORMANCE COMPARISON


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CISDM   SPECTRUM
NOV-94  $10.00   $10.00
NOV-94  $10.03   $9.91
Dec-94   $9.89     $9.78
Jan-95   $9.47     $9.60
Feb-95   $9.97    $10.09
Mar-95  $11.01    $11.12
Apr-95  $11.30    $11.52
May-95  $11.54    $11.60
Jun-95  $11.38    $11.47
Jul-95  $11.03    $11.19
Aug-95  $11.10    $11.12
Sep-95  $10.86    $10.75
Oct-95  $10.74    $10.74
Nov-95  $10.83    $10.84
Dec-95  $11.27    $11.50
Jan-96  $11.58    $12.05
Feb-96  $10.73    $11.28
Mar-96  $10.79    $11.42
Apr-96  $11.24    $11.97
May-96  $10.89    $11.51
Jun-96  $10.99    $11.88
Jul-96  $10.83    $11.31
Aug-96  $10.80    $11.27
Sep-96  $11.19    $11.89
Oct-96  $11.99    $13.07
Nov-96  $12.67    $14.16
Dec-96  $12.37    $13.61
Jan-97  $12.81    $14.11
Feb-97  $13.13    $14.27
Mar-97  $13.04    $14.01
Apr-97  $12.79    $13.60
May-97  $12.59    $13.09
Jun-97  $12.69    $13.18
Jul-97  $13.51    $14.41
Aug-97  $12.99    $13.55
Sep-97  $13.13    $13.80
Oct-97  $12.93    $13.85
Nov-97  $13.05    $13.99
Dec-97  $13.31    $14.63
Jan-98  $13.33    $14.46
Feb-98  $13.22    $14.52
Mar-98  $13.24    $14.71
Apr-98  $12.70    $14.03
May-98  $13.13    $14.49
Jun-98  $13.18    $14.33
Jul-98  $13.04    $14.19
Aug-98  $14.06    $15.65
Sep-98  $14.65    $16.33
Oct-98  $14.56    $16.21
Nov-98  $14.11    $15.21
Dec-98  $14.36    $16.12
Jan-99  $14.07    $15.32
Feb-99  $14.32    $15.70
Mar-99  $14.17    $15.31
Apr-99  $14.77    $16.41
May-99  $14.31    $15.59
Jun-99  $14.66    $16.39
Jul-99  $14.29    $15.75
Aug-99  $14.38    $15.90
Sep-99  $14.45    $15.66
Oct-99  $13.72    $14.10
Nov-99  $13.97    $14.36
Dec-99  $14.16    $14.91
Jan-00  $14.26    $15.09
Feb-00  $13.93    $14.91
Mar-00  $13.81    $14.68
Apr-00  $13.57    $14.09
May-00  $13.59    $14.03
Jun-00  $13.30    $13.64
Jul-00  $12.94    $13.10
Aug-00  $13.20    $13.59
Sep-00  $12.66    $12.42
Oct-00  $12.84    $12.78
Nov-00  $13.64    $14.35
Dec-00  $14.82    $16.08
Jan-01  $14.78    $15.95
Feb-01  $14.64    $16.26
Mar-01  $15.61    $18.11
Apr-01  $14.64    $16.10
May-01  $14.76    $16.04
Jun-01  $14.42    $15.46
Jul-01  $14.25    $14.94
Aug-01  $14.58    $15.14
Sep-01  $15.17    $16.38
Oct-01  $15.92    $17.26
Nov-01  $14.39    $14.57
Dec-01  $14.80    $14.93
Jan-02  $14.66    $14.65
Feb-02  $14.25    $14.15
Mar-02  $14.12    $13.74
Apr-02  $13.75    $13.30
May-02  $14.23    $14.05
Jun-02  $15.52    $16.16
Jul-02  $16.40    $17.72
Aug-02  $16.92    $18.50
Sep-02  $17.66    $19.69
Oct-02  $16.75    $18.36

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                 SPECTRUM STRATEGIC VS. CISDM PUBLIC FUND INDEX
                    (FORMERLY, ZURICH/MAR PUBLIC FUND INDEX)
                       HISTORICAL PERFORMANCE COMPARISON


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CISDM   SPECTRUM
NOV-94  $10.00   $10.00
Nov-94  $10.03    $10.01
Dec-94   $9.89    $10.01
Jan-95   $9.47     $9.66
Feb-95   $9.97     $9.80
Mar-95  $11.01    $10.57
Apr-95  $11.30    $10.57
May-95  $11.54    $10.50
Jun-95  $11.38     $9.83
Jul-95  $11.03     $9.75
Aug-95  $11.10    $10.14
Sep-95  $10.86    $10.10
Oct-95  $10.74    $10.13
Nov-95  $10.83    $10.41
Dec-95  $11.27    $11.06
Jan-96  $11.58    $11.47
Feb-96  $10.73    $10.29
Mar-96  $10.79    $10.19
Apr-96  $11.24    $10.81
May-96  $10.89    $10.48
Jun-96  $10.99    $10.18
Jul-96  $10.83     $9.68
Aug-96  $10.80     $9.79
Sep-96  $11.19    $10.29
Oct-96  $11.99    $10.59
Nov-96  $12.67    $10.96
Dec-96  $12.37    $10.67
Jan-97  $12.81    $10.60
Feb-97  $13.13    $11.67
Mar-97  $13.04    $12.46
Apr-97  $12.79    $11.60
May-97  $12.59    $11.69
Jun-97  $12.69    $11.50
Jul-97  $13.51    $12.38
Aug-97  $12.99    $11.77
Sep-97  $13.13    $11.06
Oct-97  $12.93    $10.37
Nov-97  $13.05    $10.14
Dec-97  $13.31    $10.71
Jan-98  $13.33    $11.28
Feb-98  $13.22    $10.90
Mar-98  $13.24    $10.94
Apr-98  $12.70     $9.73
May-98  $13.13     $9.01
Jun-98  $13.18     $8.93
Jul-98  $13.04     $8.46
Aug-98  $14.06     $9.46
Sep-98  $14.65    $11.26
Oct-98  $14.56    $12.21
Nov-98  $14.11    $11.24
Dec-98  $14.36    $11.55
Jan-99  $14.07    $11.14
Feb-99  $14.32    $12.45
Mar-99  $14.17    $12.02
Apr-99  $14.77    $12.26
May-99  $14.31    $10.62
Jun-99  $14.66    $12.94
Jul-99  $14.29    $12.81
Aug-99  $14.38    $13.49
Sep-99  $14.45    $15.28
Oct-99  $13.72    $13.82
Nov-99  $13.97    $14.49
Dec-99  $14.16    $15.85
Jan-00  $14.26    $15.54
Feb-00  $13.93    $12.67
Mar-00  $13.81    $12.41
Apr-00  $13.57    $11.15
May-00  $13.59    $12.28
Jun-00  $13.30    $11.32
Jul-00  $12.94    $11.74
Aug-00  $13.20    $10.77
Sep-00  $12.66     $9.65
Oct-00  $12.84     $8.99
Nov-00  $13.64     $9.58
Dec-00  $14.82    $10.61
Jan-01  $14.78    $10.51
Feb-01  $14.64    $10.56
Mar-01  $15.61    $10.67
Apr-01  $14.64    $10.49
May-01  $14.76    $10.48
Jun-01  $14.42    $10.13
Jul-01  $14.25     $9.99
Aug-01  $14.58     $9.93
Sep-01  $15.17    $10.31
Oct-01  $15.92    $10.42
Nov-01  $14.39    $10.54
Dec-01  $14.80    $10.55
Jan-02  $14.66    $10.77
Feb-02  $14.25    $11.04
Mar-02  $14.12    $11.55
Apr-02  $13.75    $10.98
May-02  $14.23    $11.13
Jun-02  $15.52    $12.02
Jul-02  $16.40    $11.97
Aug-02  $16.92    $12.24
Sep-02  $17.66    $12.62
Oct-02  $16.75    $11.72


              SPECTRUM GLOBAL BALANCED VS. CISDM PUBLIC FUND INDEX
                    (FORMERLY, ZURICH/MAR PUBLIC FUND INDEX)
                       HISTORICAL PERFORMANCE COMPARISON


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CISDM   SPECTRUM
NOV-94  $10.00     10
NOV-94  $10.03    9.95
Dec-94   $9.89      9.83
Jan-95   $9.47      9.96
Feb-95   $9.97     10.42
Mar-95  $11.01     10.72
Apr-95  $11.30     10.95
May-95  $11.54     11.43
Jun-95  $11.38     11.52
Jul-95  $11.03     11.36
Aug-95  $11.10      11.2
Sep-95  $10.86     11.38
Oct-95  $10.74     11.41
Nov-95  $10.83     11.72
Dec-95  $11.27     12.07
Jan-96  $11.58     12.12
Feb-96  $10.73     11.16
Mar-96  $10.79     11.04
Apr-96  $11.24     11.18
May-96  $10.89     10.83
Jun-96  $10.99     10.88
Jul-96  $10.83     10.97
Aug-96  $10.80     10.88
Sep-96  $11.19     11.13
Oct-96  $11.99     11.55
Nov-96  $12.67      12.1
Dec-96  $12.37     11.63
Jan-97  $12.81     12.02
Feb-97  $13.13      12.4
Mar-97  $13.04     12.09
Apr-97  $12.79     11.89
May-97  $12.59     12.09
Jun-97  $12.69     12.53
Jul-97  $13.51     14.02
Aug-97  $12.99     13.19
Sep-97  $13.13     13.62
Oct-97  $12.93     13.39
Nov-97  $13.05     13.34
Dec-97  $13.31     13.75
Jan-98  $13.33     14.06
Feb-98  $13.22     14.27
Mar-98  $13.24     14.59
Apr-98  $12.70     14.33
May-98  $13.13     14.28
Jun-98  $13.18     14.28
Jul-98  $13.04     14.11
Aug-98  $14.06     14.47
Sep-98  $14.65     15.21
Oct-98  $14.56     15.39
Nov-98  $14.11      15.8
Dec-98  $14.36        16
Jan-99  $14.07     15.99
Feb-99  $14.32     15.98
Mar-99  $14.17     15.98
Apr-99  $14.77     16.64
May-99  $14.31     15.81
Jun-99  $14.66     16.17
Jul-99  $14.29      15.9
Aug-99  $14.38     15.87
Sep-99  $14.45     15.79
Oct-99  $13.72     15.51
Nov-99  $13.97     15.81
Dec-99  $14.16     16.12
Jan-00  $14.26     15.97
Feb-00  $13.93     16.12
Mar-00  $13.81     16.62
Apr-00  $13.57     15.86
May-00  $13.59     15.65
Jun-00  $13.30     15.61
Jul-00  $12.94     15.27
Aug-00  $13.20     15.73
Sep-00  $12.66     15.11
Oct-00  $12.84     15.45
Nov-00  $13.64     15.37
Dec-00  $14.82     16.26
Jan-01  $14.78     16.35
Feb-01  $14.64      15.8
Mar-01  $15.61     16.26
Apr-01  $14.64     16.21
May-01  $14.76     16.25
Jun-01  $14.42     15.75
Jul-01  $14.25     15.75
Aug-01  $14.58     15.83
Sep-01  $15.17     15.64
Oct-01  $15.92     16.07
Nov-01  $14.39     16.06
Dec-01  $14.80     16.21
Jan-02  $14.66     16.01
Feb-02  $14.25     15.74
Mar-02  $14.12     15.78
Apr-02  $13.75     15.45
May-02  $14.23     15.42
Jun-02  $15.52     15.62
Jul-02  $16.40     15.49
Aug-02  $16.92     15.64
Sep-02  $17.66     14.99
Oct-02  $16.75     14.87

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                 SPECTRUM CURRENCY VS. CISDM PUBLIC FUND INDEX
                    (FORMERLY, ZURICH/MAR PUBLIC FUND INDEX)
                       HISTORICAL PERFORMANCE COMPARISON


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CISDM  SPECTRUM
Jun-00     10    $10.00
Jul-00   9.73    $10.06
Aug-00   9.92    $10.10
Sep-00   9.51    $10.24
Oct-00   9.66    $10.99
Nov-00  10.25    $10.81
Dec-00  11.14    $11.17
Jan-01  11.11    $11.05
Feb-01     11    $10.90
Mar-01  11.74    $11.82
Apr-01     11    $11.48
May-01   11.1    $11.70
Jun-01  10.84    $11.50
Jul-01  10.71    $10.82
Aug-01  10.96    $11.08
Sep-01  11.41    $11.18
Oct-01  11.97    $11.09
Nov-01  10.82    $11.05
Dec-01  11.13    $12.41
Jan-02  11.02    $11.98
Feb-02  10.71    $11.77
Mar-02  10.61    $11.24
Apr-02  10.34    $11.51
May-02   10.7    $12.70
Jun-02  11.67    $13.84
Jul-02  12.33    $13.23
Aug-02  12.72    $12.61
Sep-02  13.28    $12.36
Oct-02  12.59    $12.43

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    THE FOLLOWING CHARTS UPDATE AND REPLACE THROUGH OCTOBER 31, 2002, THE "HISTORICAL PERFORMANCE COMPARISON (RATE OF RETURN)" CHARTS ON PAGES 173-175.


                  SPECTRUM SELECT VS. CISDM PUBLIC FUND INDEX
                    (FORMERLY, ZURICH/MAR PUBLIC FUND INDEX)
               HISTORICAL PERFORMANCE COMPARISON (RATE OF RETURN)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        SPECTRUM SELECT  CISDM PUBLIC FUND INDEX
ITD               9.39%                    6.07%
10 YR.            9.10%                    5.61%
5 YR.             6.48%                    5.32%
3 YR.             9.40%                    6.88%
1 YR.            -0.25%                    5.22%
YTD              14.52%                   13.15%
QTD              -6.12%                   -5.18%


Data: August 1991 through October 2002

All returns, with the exception of year-to-date returns and quarter-to-date returns, are annualized.


                 SPECTRUM TECHNICAL VS. CISDM PUBLIC FUND INDEX
                    (FORMERLY, ZURICH/MAR PUBLIC FUND INDEX)
               HISTORICAL PERFORMANCE COMPARISON (RATE OF RETURN)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       SPECTRUM TECHNICAL  CISDM PUBLIC FUND INDEX
ITD                 7.89%                    6.66%
5 YR.               5.80%                    5.32%
3 YR.               9.20%                    6.88%
1YR.                6.37%                    5.22%
YTD                22.97%                   13.15%
QTD                -6.75%                   -5.18%


Data: November 1994 through October 2002

All returns, with the exception of year-to-date returns and quarter-to-date returns, are annualized.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                 SPECTRUM STRATEGIC VS. CISDM PUBLIC FUND INDEX
                    (FORMERLY, ZURICH/MAR PUBLIC FUND INDEX)
               HISTORICAL PERFORMANCE COMPARISON (RATE OF RETURN)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       SPECTRUM STRATEGIC  CISDM PUBLIC FUND INDEX
ITD                 2.00%                    6.66%
5 YR.               2.48%                    5.32%
3 YR.              -5.35%                    6.88%
1 YR.              12.48%                    5.22%
YTD                11.09%                   13.15%
QTD                -7.13%                   -5.18%


Data: November 1994 through October 2002


All returns, with the exception of year-to-date returns and quarter-to-date returns, are annualized.


              SPECTRUM GLOBAL BALANCED VS. CISDM PUBLIC FUND INDEX
                    (FORMERLY, ZURICH/MAR PUBLIC FUND INDEX)
               HISTORICAL PERFORMANCE COMPARISON (RATE OF RETURN)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SPECTRUM
       GLOBAL BALANCED  CISDM PUBLIC FUND INDEX
ITD              5.09%                    6.66%
5 YR.            2.12%                    5.32%
3 YR.           -1.39%                    6.88%
1 YR.           -7.75%                    5.22%
YTD             -8.27%                   13.15%
QTD             -0.80%                   -5.18%


Data: November 1994 through October 2002


All returns, with the exception of year-to-date returns and quarter-to-date returns, are annualized.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                 SPECTRUM CURRENCY VS. CISDM PUBLIC FUND INDEX
                    (FORMERLY, ZURICH/MAR PUBLIC FUND INDEX)
               HISTORICAL PERFORMANCE COMPARISON (RATE OF RETURN)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          ITD    1 YEAR   YTD     QTD
Spectrum Currency         9.76%  12.08%   0.16%   0.50%
CISDM Public Fund Index  10.37%   5.22%  13.15%  -5.18%


Data: July 2000 through October 2002


All returns, with the exception of year-to-date returns and quarter-to-date returns, are annualized.

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

    THE FOLLOWING CHARTS UPDATE AND REPLACE THROUGH OCTOBER 31, 2002, THE "HISTORICAL PERFORMANCE" CHARTS ON PAGES 176-185.


                                         SPECTRUM SELECT
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Aug-91..................                       10.00
Aug-91..................             (6.20)     9.38
Sep-91..................              6.29      9.97
Oct-91..................             (2.21)     9.75
Nov-91..................             (2.97)     9.46
Dec-91..................             38.69     13.12       31.54      31.19
Jan-92..................            (13.72)    11.32
Feb-92..................             (6.10)    10.63
Mar-92..................             (3.95)    10.21      (22.14)
Apr-92..................             (1.86)    10.02
May-92..................             (1.40)     9.88
Jun-92..................              7.19     10.59        3.71
Jul-92..................             10.76     11.73                             17.29
Aug-92..................              6.65     12.51                             33.40
Sep-92..................             (5.20)    11.86       11.94                 18.89
Oct-92..................             (3.20)    11.48                             17.81
Nov-92..................              1.39     11.64                             23.04
Dec-92..................             (3.61)    11.22       (5.34)    (14.45)    (14.45)
Jan-93..................              0.36     11.26                             (0.54)
Feb-93..................             14.83     12.93                             21.64
Mar-93..................             (0.62)    12.85       14.52                 25.83
Apr-93..................             10.35     14.18                             41.48
May-93..................              1.97     14.46                             46.32
Jun-93..................              0.21     14.49       12.74                 36.79
Jul-93..................             13.87     16.50                             40.71      65.04
Aug-93..................             (0.91)    16.35                             30.64      74.28
Sep-93..................             (4.16)    15.67        8.16                 32.17      57.15
Oct-93..................             (4.98)    14.89                             29.72      52.81
Nov-93..................             (1.28)    14.70                             26.28      55.37
Dec-93..................              8.16     15.90        1.42      41.62      41.62      21.16
Jan-94..................            (11.70)    14.04                             24.70      24.03
Feb-94..................             (6.77)    13.09                              1.21      23.11
Mar-94..................             12.53     14.73       (7.33)                14.61      44.21
Apr-94..................             (0.95)    14.59                              2.88      45.55
May-94..................              6.85     15.59                              7.81      57.75
Jun-94..................             10.26     17.19       16.73                 18.66      62.32
Jul-94..................             (4.89)    16.35                             (0.93)     39.41
Aug-94..................             (6.91)    15.22                             (6.93)     21.59
Sep-94..................              1.25     15.41      (10.41)                (1.70)     29.92
Oct-94..................             (4.80)    14.67                             (1.50)     27.77
Nov-94..................              5.66     15.50                              5.47      33.18
Dec-94..................             (2.71)    15.08       (2.11)     (5.12)     (5.12)     34.36
Jan-95..................             (8.16)    13.85                             (1.32)     23.05
Feb-95..................              9.68     15.19                             16.04      17.44
Mar-95..................             20.54     18.31       21.42                 24.30      42.46
Apr-95..................              9.07     19.97                             36.86      40.79
May-95..................             11.07     22.18                             42.28      53.40
Jun-95..................             (1.71)    21.80       19.08                 26.81      50.47
Jul-95..................            (10.60)    19.49                             19.20      18.09
Aug-95..................             (4.82)    18.55                             21.93      13.48
Sep-95..................             (7.76)    17.11      (21.52)                11.08       9.19
Oct-95..................             (3.33)    16.54                             12.75      11.05
Nov-95..................              1.39     16.77                              8.15      14.06
Dec-95..................             11.15     18.64        8.94      23.62      23.62      17.28


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                         SPECTRUM SELECT
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Jan-96..................             (0.38)    18.57                             34.05      32.28
Feb-96..................            (12.12)    16.32                              7.49      24.73
Mar-96..................             (0.18)    16.29      (12.63)               (11.05)     10.57
Apr-96..................              4.05     16.95                            (15.11)     16.17
May-96..................             (3.66)    16.33                            (26.37)      4.76
Jun-96..................              1.41     16.56        1.65                (24.07)     (3.71)
Jul-96..................             (1.45)    16.32                            (16.27)     (0.20)
Aug-96..................             (0.49)    16.24                            (12.44)      6.76
Sep-96..................              3.39     16.79        1.39                 (1.90)      8.97
Oct-96..................             13.28     19.02                             15.00      29.65
Nov-96..................              6.78     20.31                             21.11      30.98
Dec-96..................             (3.40)    19.62       16.90       5.27       5.27      30.13
Jan-97..................              3.98     20.40                              9.82      47.21
Feb-97..................              4.71     21.36                             30.88      40.68
Mar-97..................              0.33     21.43        9.21                 31.58      17.04
Apr-97..................             (5.46)    20.26                             19.53       1.46
May-97..................             (1.18)    20.02                             22.60      (9.73)
Jun-97..................              0.15     20.05       (6.42)                21.13      (8.02)
Jul-97..................              9.78     22.01                             34.86      12.92
Aug-97..................             (6.22)    20.64                             27.06      11.25
Sep-97..................              0.92     20.83        3.87                 24.09      21.73
Oct-97..................             (3.74)    20.05                              5.40      21.20
Nov-97..................              0.60     20.17                             (0.66)     20.31
Dec-97..................              3.37     20.85        0.07       6.22       6.22      11.82
Jan-98..................              0.86     21.03                              3.10      13.22
Feb-98..................              2.14     21.48                              0.55      31.60
Mar-98..................              0.23     21.53        3.28                  0.46      32.19
Apr-98..................             (6.73)    20.08                             (0.88)     18.47
May-98..................              1.79     20.44                              2.08      25.15
Jun-98..................              0.93     20.63       (4.18)                 2.87      24.60
Jul-98..................             (0.97)    20.43                             (7.17)     25.19
Aug-98..................             19.19     24.35                             17.98      49.90
Sep-98..................              6.24     25.87       25.40                 24.19      54.11
Oct-98..................             (5.14)    24.54                             22.42      29.03
Nov-98..................             (4.16)    23.52                             16.61      15.83
Dec-98..................              1.19     23.80       (8.00)     14.17      14.17      21.28
Jan-99..................             (2.90)    23.11                              9.91      13.31
Feb-99..................              5.45     24.37                             13.45      14.07
Mar-99..................             (2.50)    23.76       (0.17)                10.36      10.87
Apr-99..................              3.70     24.64                             22.70      21.61
May-99..................             (4.38)    23.56                             15.26      17.67
Jun-99..................              0.34     23.64       (0.51)                14.59      17.88
Jul-99..................             (4.40)    22.60                             10.62       2.69
Aug-99..................             (0.44)    22.50                             (7.60)      9.02
Sep-99..................              1.69     22.88       (3.21)               (11.56)      9.83
Oct-99..................             (8.39)    20.96                            (14.59)      4.56
Nov-99..................              3.29     21.65                             (7.95)      7.34
Dec-99..................              1.62     22.00       (3.85)     (7.56)     (7.56)      5.54
Jan-00..................              2.86     22.63                             (2.08)      7.62
Feb-00..................             (2.17)    22.14                             (9.15)      3.07
Mar-00..................             (2.08)    21.68       (1.45)                (8.75)      0.70
Apr-00..................             (3.78)    20.86                            (15.34)      3.87
May-00..................              1.58     21.19                            (10.06)      3.67
Jun-00..................             (4.44)    20.25       (6.60)               (14.34)     (1.84)

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                         SPECTRUM SELECT
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Jul-00..................             (2.42)    19.76                            (12.57)     (3.28)
Aug-00..................              4.71     20.69                             (8.04)    (15.03)
Sep-00..................             (1.84)    20.31        0.30                (11.23)    (21.49)
Oct-00..................              0.44     20.40                             (2.67)    (16.87)
Nov-00..................              6.47     21.72                              0.32      (7.65)
Dec-00..................              8.52     23.57       16.05       7.14       7.14      (0.97)
Jan-01..................              1.36     23.89                              5.57       3.38
Feb-01..................              1.93     24.35                              9.98      (0.08)
Mar-01..................              7.27     26.12       10.82                 20.48       9.93
Apr-01..................             (6.93)    24.31                             16.54      (1.34)
May-01..................             (0.53)    24.18                             14.11       2.63
Jun-01..................             (1.78)    23.75       (9.07)                17.28       0.47
Jul-01..................             (0.13)    23.72                             20.04       4.96
Aug-01..................              2.53     24.32                             17.54       8.09
Sep-01..................              6.70     25.95        9.26                 27.77      13.42
Oct-01..................              6.01     27.51                             34.85      31.25
Nov-01..................            (13.12)    23.90                             10.04      10.39
Dec-01..................              0.25     23.96       (7.67)      1.65       1.65       8.91
Jan-02..................             (1.25)    23.66                             (0.96)      4.55
Feb-02..................             (6.89)    22.03                             (9.53)     (0.50)
Mar-02..................              3.77     22.86       (4.59)               (12.48)      5.44
Apr-02..................             (3.11)    22.15                             (8.89)      6.18
May-02..................              3.48     22.92                             (5.21)      8.16
Jun-02..................             12.00     25.67       12.29                  8.08      26.77
Jul-02..................              4.67     26.87                             13.28      35.98
Aug-02..................              3.42     27.79                             14.27      34.32
Sep-02..................              5.18     29.23       13.87                 12.64      43.92
Oct-02..................             (6.12)    27.44                  14.52      (0.25)     34.51

Compounded annual ROR:                                                 9.39
Standard deviation of monthly returns:                                 7.02


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                        SPECTRUM TECHNICAL
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Nov-94..................                       10.00
Nov-94..................             (0.90)     9.91
Dec-94..................             (1.31)     9.78       (2.20)     (2.20)
Jan-95..................             (1.84)     9.60
Feb-95..................              5.10     10.09
Mar-95..................             10.21     11.12       13.70
Apr-95..................              3.60     11.52
May-95..................              0.69     11.60
Jun-95..................             (1.12)    11.47        3.15
Jul-95..................             (2.44)    11.19
Aug-95..................             (0.63)    11.12
Sep-95..................             (3.33)    10.75       (6.28)
Oct-95..................             (0.09)    10.74                              7.40
Nov-95..................              0.93     10.84                              9.38
Dec-95..................              6.09     11.50        6.98      17.59      17.59
Jan-96..................              4.78     12.05                             25.52
Feb-96..................             (6.39)    11.28                             11.79
Mar-96..................              1.24     11.42       (0.70)                 2.70
Apr-96..................              4.82     11.97                              3.91
May-96..................             (3.84)    11.51                             (0.78)
Jun-96..................              3.21     11.88        4.03                  3.57
Jul-96..................             (4.80)    11.31                              1.07
Aug-96..................             (0.35)    11.27                              1.35
Sep-96..................              5.50     11.89        0.08                 10.60
Oct-96..................              9.92     13.07                             21.69      30.70
Nov-96..................              8.34     14.16                             30.63      42.89
Dec-96..................             (3.88)    13.61       14.47      18.35      18.35      39.16
Jan-97..................              3.67     14.11                             17.10      46.98
Feb-97..................              1.13     14.27                             26.51      41.43
Mar-97..................             (1.82)    14.01        2.94                 22.68      25.99
Apr-97..................             (2.93)    13.60                             13.62      18.06
May-97..................             (3.75)    13.09                             13.73      12.84
Jun-97..................              0.69     13.18       (5.92)                10.94      14.91
Jul-97..................              9.33     14.41                             27.41      28.78
Aug-97..................             (5.97)    13.55                             20.23      21.85
Sep-97..................              1.85     13.80        4.70                 16.06      28.37
Oct-97..................              0.36     13.85                              5.97      28.96
Nov-97..................              1.01     13.99                             (1.20)     29.06
Dec-97..................              4.57     14.63        6.01       7.49       7.49      27.22
Jan-98..................             (1.16)    14.46                              2.48      20.00
Feb-98..................              0.41     14.52                              1.75      28.72
Mar-98..................              1.31     14.71        0.55                  5.00      28.81
Apr-98..................             (4.62)    14.03                              3.16      17.21
May-98..................              3.28     14.49                             10.70      25.89
Jun-98..................             (1.10)    14.33       (2.58)                 8.73      20.62
Jul-98..................             (0.98)    14.19                             (1.53)     25.46
Aug-98..................             10.29     15.65                             15.50      38.86
Sep-98..................              4.35     16.33       13.96                 18.33      37.34
Oct-98..................             (0.73)    16.21                             17.04      24.02
Nov-98..................             (6.17)    15.21                              8.72       7.42
Dec-98..................              5.98     16.12       (1.29)     10.18      10.18      18.44
Jan-99..................             (4.96)    15.32                              5.95       8.58

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                        SPECTRUM TECHNICAL
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Feb-99..................              2.48     15.70                              8.13      10.02
Mar-99..................             (2.48)    15.31       (5.02)                 4.08       9.28
Apr-99..................              7.18     16.41                             16.96      20.66
May-99..................             (5.00)    15.59                              7.59      19.10
Jun-99..................              5.13     16.39        7.05                 14.38      24.36
Jul-99..................             (3.90)    15.75                             10.99       9.30
Aug-99..................              0.95     15.90                              1.60      17.34
Sep-99..................             (1.51)    15.66       (4.45)                (4.10)     13.48
Oct-99..................             (9.96)    14.10                            (13.02)      1.81
Nov-99..................              1.84     14.36                             (5.59)      2.64
Dec-99..................              3.83     14.91       (4.79)     (7.51)     (7.51)      1.91
Jan-00..................              1.21     15.09                             (1.50)      4.36
Feb-00..................             (1.19)    14.91                             (5.03)      2.69
Mar-00..................             (1.54)    14.68       (1.54)                (4.11)     (0.20)
Apr-00..................             (4.02)    14.09                            (14.14)      0.43
May-00..................             (0.43)    14.03                            (10.01)     (3.17)
Jun-00..................             (2.78)    13.64       (7.08)               (16.78)     (4.82)
Jul-00..................             (3.96)    13.10                            (16.83)     (7.68)
Aug-00..................              3.74     13.59                            (14.53)    (13.16)
Sep-00..................             (8.61)    12.42       (8.94)               (20.69)    (23.94)
Oct-00..................              2.90     12.78                             (9.36)    (21.16)
Nov-00..................             12.28     14.35                             (0.07)     (5.65)
Dec-00..................             12.06     16.08       29.47       7.85       7.85      (0.25)
Jan-01..................             (0.81)    15.95                              5.70       4.11
Feb-01..................              1.94     16.26                              9.05       3.57
Mar-01..................             11.38     18.11       12.62                 23.37      18.29
Apr-01..................            (11.10)    16.10                             14.27      (1.89)
May-01..................             (0.37)    16.04                             14.33       2.89
Jun-01..................             (3.62)    15.46      (14.63)                13.34      (5.67)
Jul-01..................             (3.36)    14.94                             14.05      (5.14)
Aug-01..................              1.34     15.14                             11.41      (4.78)
Sep-01..................              8.19     16.38        5.95                 31.88       4.60
Oct-01..................              5.37     17.26                             35.05      22.41
Nov-01..................            (15.59)    14.57                              1.53       1.46
Dec-01..................              2.47     14.93       (8.85)     (7.15)     (7.15)      0.13
Jan-02..................             (1.88)    14.65                             (8.15)     (2.92)
Feb-02..................             (3.41)    14.15                            (12.98)     (5.10)
Mar-02..................             (2.90)    13.74       (7.97)               (24.13)     (6.40)
Apr-02..................             (3.20)    13.30                            (17.39)     (5.61)
May-02..................              5.64     14.05                            (12.41)      0.14
Jun-02..................             15.02     16.16       17.61                  4.53      18.48
Jul-02..................              9.65     17.72                             18.61      35.27
Aug-02..................              4.40     18.50                             22.19      36.13
Sep-02..................              6.43     19.69       21.84                 20.21      58.53
Oct-02..................             (6.75)    18.36                  22.97       6.37      43.66

Compounded annual ROR:                                                 7.89

Standard deviation of monthly returns:                                 5.39


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                        SPECTRUM STRATEGIC
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Nov-94..................                       10.00
Nov-94..................              0.10     10.01
Dec-94..................              0.00     10.01        0.10       0.10
Jan-95..................             (3.50)     9.66
Feb-95..................              1.45      9.80
Mar-95..................              7.86     10.57        5.59
Apr-95..................              0.00     10.57
May-95..................             (0.66)    10.50
Jun-95..................             (6.38)     9.83       (7.00)
Jul-95..................             (0.81)     9.75
Aug-95..................              4.00     10.14
Sep-95..................             (0.39)    10.10        2.75
Oct-95..................              0.30     10.13                              1.30
Nov-95..................              2.76     10.41                              4.00
Dec-95..................              6.24     11.06        9.50      10.49      10.49
Jan-96..................              3.71     11.47                             18.74
Feb-96..................            (10.29)    10.29                              5.00
Mar-96..................             (0.97)    10.19       (7.87)                (3.60)
Apr-96..................              6.08     10.81                              2.27
May-96..................             (3.05)    10.48                             (0.19)
Jun-96..................             (2.86)    10.18       (0.10)                 3.56
Jul-96..................             (4.91)     9.68                             (0.72)
Aug-96..................              1.14      9.79                             (3.45)
Sep-96..................              5.11     10.29        1.08                  1.88
Oct-96..................              2.92     10.59                              4.54       5.90
Nov-96..................              3.49     10.96                              5.28       9.49
Dec-96..................             (2.65)    10.67        3.69      (3.53)     (3.53)      6.59
Jan-97..................             (0.66)    10.60                             (7.59)      9.73
Feb-97..................             10.09     11.67                             13.41      19.08
Mar-97..................              6.77     12.46       16.78                 22.28      17.88
Apr-97..................             (6.90)    11.60                              7.31       9.74
May-97..................              0.78     11.69                             11.55      11.33
Jun-97..................             (1.63)    11.50       (7.70)                12.97      16.99
Jul-97..................              7.65     12.38                             27.89      26.97
Aug-97..................             (4.93)    11.77                             20.22      16.07
Sep-97..................             (6.03)    11.06       (3.83)                 7.48       9.50
Oct-97..................             (6.24)    10.37                             (2.08)      2.37
Nov-97..................             (2.22)    10.14                             (7.48)     (2.59)
Dec-97..................              5.62     10.71       (3.16)      0.37       0.37      (3.16)
Jan-98..................              5.32     11.28                              6.42      (1.66)
Feb-98..................             (3.37)    10.90                             (6.60)      5.93
Mar-98..................              0.37     10.94        2.15                (12.20)      7.36
Apr-98..................            (11.06)     9.73                            (16.12)     (9.99)
May-98..................             (7.40)     9.01                            (22.93)    (14.03)
Jun-98..................             (0.89)     8.93      (18.37)               (22.35)    (12.28)
Jul-98..................             (5.26)     8.46                            (31.66)    (12.60)
Aug-98..................             11.82      9.46                            (19.63)     (3.37)
Sep-98..................             19.03     11.26       26.09                  1.81       9.43
Oct-98..................              8.44     12.21                             17.74      15.30
Nov-98..................             (7.94)    11.24                             10.85       2.55
Dec-98..................              2.76     11.55        2.58       7.84       7.84       8.25

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                        SPECTRUM STRATEGIC
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Jan-99..................             (3.55)    11.14                             (1.24)      5.09
Feb-99..................             11.76     12.45                             14.22       6.68
Mar-99..................             (3.45)    12.02        4.07                  9.87      (3.53)
Apr-99..................              2.00     12.26                             26.00       5.69
May-99..................            (13.38)    10.62                             17.87      (9.15)
Jun-99..................             21.85     12.94        7.65                 44.90      12.52
Jul-99..................             (1.00)    12.81                             51.42       3.47
Aug-99..................              5.31     13.49                             42.60      14.61
Sep-99..................             13.27     15.28       18.08                 35.70      38.16
Oct-99..................             (9.55)    13.82                             13.19      33.27
Nov-99..................              4.85     14.49                             28.91      42.90
Dec-99..................              9.39     15.85        3.73      37.23      37.23      47.99
Jan-00..................             (1.96)    15.54                             39.50      37.77
Feb-00..................            (18.47)    12.67                              1.77      16.24
Mar-00..................             (2.05)    12.41      (21.70)                 3.24      13.44
Apr-00..................            (10.15)    11.15                             (9.05)     14.59
May-00..................             10.13     12.28                             15.63      36.29
Jun-00..................             (7.82)    11.32       (8.78)               (12.52)     26.76
Jul-00..................              3.71     11.74                             (8.35)     38.77
Aug-00..................             (8.26)    10.77                            (20.16)     13.85
Sep-00..................            (10.40)     9.65      (14.75)               (36.85)    (14.30)
Oct-00..................             (6.84)     8.99                            (34.95)    (26.37)
Nov-00..................              6.56      9.58                            (33.89)    (14.77)
Dec-00..................             10.75     10.61        9.95     (33.06)    (33.06)     (8.14)
Jan-01..................             (0.94)    10.51                            (32.37)     (5.66)
Feb-01..................              0.48     10.56                            (16.65)    (15.18)
Mar-01..................              1.04     10.67        0.57                (14.02)    (11.23)
Apr-01..................             (1.69)    10.49                             (5.92)    (14.44)
May-01..................             (0.10)    10.48                            (14.66)     (1.32)
Jun-01..................             (3.34)    10.13       (5.06)               (10.51)    (21.72)
Jul-01..................             (1.38)     9.99                            (14.91)    (22.01)
Aug-01..................             (0.60)     9.93                             (7.80)    (26.39)
Sep-01..................              3.83     10.31        1.78                  6.84     (32.53)
Oct-01..................              1.07     10.42                             15.91     (24.60)
Nov-01..................              1.15     10.54                             10.02     (27.26)
Dec-01..................              0.09     10.55        2.33      (0.57)     (0.57)    (33.44)
Jan-02..................              2.09     10.77                              2.47     (30.69)
Feb-02..................              2.51     11.04                              4.55     (12.87)
Mar-02..................              4.62     11.55        9.48                  8.25      (6.93)
Apr-02..................             (4.94)    10.98                              4.67      (1.52)
May-02..................              1.37     11.13                              6.20      (9.36)
Jun-02..................              8.00     12.02        4.07                 18.66       6.18
Jul-02..................             (0.42)    11.97                             19.82       1.96
Aug-02..................              2.26     12.24                             23.26      13.65
Sep-02..................              3.10     12.62        4.99                 22.41      30.78
Oct-02..................             (7.13)    11.72                  11.09      12.48      30.37

Compounded annual ROR:                                                 2.00

Standard deviation of monthly returns:                                 6.63


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                     SPECTRUM GLOBAL BALANCED
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Nov-94..................                       10.00
Nov-94..................             (0.50)     9.95
Dec-94..................             (1.21)     9.83       (1.70)     (1.70)
Jan-95..................              1.32      9.96
Feb-95..................              4.62     10.42
Mar-95..................              2.88     10.72        9.05
Apr-95..................              2.15     10.95
May-95..................              4.38     11.43
Jun-95..................              0.79     11.52        7.46
Jul-95..................             (1.39)    11.36
Aug-95..................             (1.41)    11.20
Sep-95..................              1.61     11.38       (1.22)
Oct-95..................              0.26     11.41                             14.10
Nov-95..................              2.72     11.72                             17.79
Dec-95..................              2.99     12.07        6.06      22.79      22.79
Jan-96..................              0.41     12.12                             21.69
Feb-96..................             (7.92)    11.16                              7.10
Mar-96..................             (1.08)    11.04       (8.53)                 2.99
Apr-96..................              1.27     11.18                              2.10
May-96..................             (3.13)    10.83                             (5.25)
Jun-96..................              0.46     10.88       (1.45)                (5.56)
Jul-96..................              0.83     10.97                             (3.43)
Aug-96..................             (0.82)    10.88                             (2.86)
Sep-96..................              2.30     11.13        2.30                 (2.20)
Oct-96..................              3.77     11.55                              1.23      15.50
Nov-96..................              4.76     12.10                              3.24      21.61
Dec-96..................             (3.88)    11.63        4.49      (3.65)     (3.65)     18.31
Jan-97..................              3.35     12.02                             (0.83)     20.68
Feb-97..................              3.16     12.40                             11.11      19.00
Mar-97..................             (2.50)    12.09        3.96                  9.51      12.78
Apr-97..................             (1.65)    11.89                              6.35       8.58
May-97..................              1.68     12.09                             11.63       5.77
Jun-97..................              3.64     12.53        3.64                 15.17       8.77
Jul-97..................             11.89     14.02                             27.80      23.42
Aug-97..................             (5.92)    13.19                             21.23      17.77
Sep-97..................              3.26     13.62        8.70                 22.37      19.68
Oct-97..................             (1.69)    13.39                             15.93      17.35
Nov-97..................             (0.37)    13.34                             10.25      13.82
Dec-97..................              3.07     13.75        0.95      18.23      18.23      13.92
Jan-98..................              2.25     14.06                             16.97      16.01
Feb-98..................              1.49     14.27                             15.08      27.87
Mar-98..................              2.24     14.59        6.11                 20.68      32.16
Apr-98..................             (1.78)    14.33                             20.52      28.18
May-98..................             (0.35)    14.28                             18.11      31.86
Jun-98..................              0.00     14.28       (2.12)                13.97      31.25
Jul-98..................             (1.19)    14.11                              0.64      28.62
Aug-98..................              2.55     14.47                              9.70      33.00
Sep-98..................              5.11     15.21        6.51                 11.67      36.66
Oct-98..................              1.18     15.39                             14.94      33.25
Nov-98..................              2.66     15.80                             18.44      30.58
Dec-98..................              1.27     16.00        5.19      16.36      16.36      37.58

       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                     SPECTRUM GLOBAL BALANCED
                                      HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                                12 MO.     24 MO.
                                   MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH            RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----           --------   --------   --------   --------   --------   --------
                                      %          $          %          %          %          %
Jan-99..................             (0.06)    15.99                             13.73      33.03
Feb-99..................             (0.06)    15.98                             11.98      28.87
Mar-99..................              0.00     15.98       (0.12)                 9.53      32.18
Apr-99..................              4.13     16.64                             16.12      39.95
May-99..................             (4.99)    15.81                             10.71      30.77
Jun-99..................              2.28     16.17        1.19                 13.24      29.05
Jul-99..................             (1.67)    15.90                             12.69      13.41
Aug-99..................             (0.19)    15.87                              9.68      20.32
Sep-99..................             (0.50)    15.79       (2.35)                 3.81      15.93
Oct-99..................             (1.77)    15.51                              0.78      15.83
Nov-99..................              1.93     15.81                              0.06      18.52
Dec-99..................              1.96     16.12        2.09       0.75       0.75      17.24
Jan-00..................             (0.93)    15.97                             (0.13)     13.58
Feb-00..................              0.94     16.12                              0.88      12.96
Mar-00..................              3.10     16.62        3.10                  4.01      13.91
Apr-00..................             (4.57)    15.86                             (4.69)     10.68
May-00..................             (1.32)    15.65                             (1.01)      9.59
Jun-00..................             (0.26)    15.61       (6.08)                (3.46)      9.31
Jul-00..................             (2.18)    15.27                             (3.96)      8.22
Aug-00..................              3.01     15.73                             (0.88)      8.71
Sep-00..................             (3.94)    15.11       (3.20)                (4.31)     (0.66)
Oct-00..................              2.25     15.45                             (0.39)      0.39
Nov-00..................             (0.52)    15.37                             (2.78)     (2.72)
Dec-00..................              5.79     16.26        7.61       0.87       0.87       1.63
Jan-01..................              0.55     16.35                              2.38       2.25
Feb-01..................             (3.36)    15.80                             (1.99)     (1.13)
Mar-01..................              2.91     16.26        0.00                 (2.17)      1.75
Apr-01..................             (0.31)    16.21                              2.21      (2.58)
May-01..................              0.25     16.25                              3.83       2.78
Jun-01..................             (3.08)    15.75       (3.14)                 0.90      (2.60)
Jul-01..................              0.00     15.75                              3.14      (0.94)
Aug-01..................              0.51     15.83                              0.64      (0.25)
Sep-01..................             (1.20)    15.64       (0.70)                 3.51      (0.95)
Oct-01..................              2.75     16.07                              4.01       3.61
Nov-01..................             (0.06)    16.06                              4.49       1.58
Dec-01..................              0.93     16.21        3.64      (0.31)     (0.31)      0.56
Jan-02..................             (1.23)    16.01                             (2.08)      0.25
Feb-02..................             (1.69)    15.74                             (0.38)     (2.36)
Mar-02..................              0.25     15.78       (2.65)                (2.95)     (5.05)
Apr-02..................             (2.09)    15.45                             (4.69)     (2.59)
May-02..................             (0.19)    15.42                             (5.11)     (1.47)
Jun-02..................              1.30     15.62       (1.01)                (0.83)      0.06
Jul-02..................             (0.83)    15.49                             (1.65)      1.44
Aug-02..................              0.97     15.64                             (1.20)     (0.57)
Sep-02..................             (4.16)    14.99       (4.03)                (4.16)     (0.79)
Oct-02..................             (0.80)    14.87                  (8.27)     (7.47)     (3.75)

Compounded annual ROR:                                                 5.09

Standard deviation of monthly returns:                                 2.78


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                                           SPECTRUM CURRENCY
                                         HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------------------------------
                                                                                      12 MO.     24 MO.
                                         MONTHLY      NAV/      QRTLY      ANNUAL    HOLDING    HOLDING
                   MONTH                  RETURN      UNIT      RETURN     RETURN     PERIOD     PERIOD
                   -----                 --------   --------   --------   --------   --------   --------
                                            %          $          %          %          %          %
Jul-00..................                             10.00
Jul-00..................                    0.60     10.06
Aug-00..................                    0.40     10.10
Sep-00..................                    1.39     10.24        2.40
Oct-00..................                    7.32     10.99
Nov-00..................                   (1.64)    10.81
Dec-00..................                    3.33     11.17        9.08      11.70
Jan-01..................                   (1.07)    11.05
Feb-01..................                   (1.36)    10.90
Mar-01..................                    8.44     11.82        5.82
Apr-01..................                   (2.88)    11.48
May-01..................                    1.92     11.70
Jun-01..................                   (1.71)    11.50       (2.71)                15.00
Jul-01..................                   (5.91)    10.82                              7.55
Aug-01..................                    2.40     11.08                              9.70
Sep-01..................                    0.90     11.18       (2.78)                 9.18
Oct-01..................                   (0.81)    11.09                              0.91
Nov-01..................                   (0.36)    11.05                              2.22
Dec-01..................                   12.31     12.41       11.00      11.10      11.10
Jan-02..................                   (3.46)    11.98                              8.42
Feb-02..................                   (1.75)    11.77                              7.98
Mar-02..................                   (4.50)    11.24       (9.43)                (4.91)
Apr-02..................                    2.40     11.51                              0.26
May-02..................                   10.34     12.70                              8.55
Jun-02..................                    8.98     13.84       23.13                 20.35      38.40
Jul-02..................                   (4.41)    13.23                             22.27      31.51
Aug-02..................                   (4.69)    12.61                             13.81      24.85
Sep-02..................                   (1.98)    12.36      (10.69)                10.55      20.70
Oct-02..................                    0.57     12.43                   0.16      12.08      13.10

Compounded annual ROR:                                                       9.76

Standard deviation of monthly returns:                                       4.73


       PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

                          INDEPENDENT AUDITORS' REPORT

To the Limited Partners and the General Partner of
    Morgan Stanley Spectrum Currency L.P.
      (formerly, Morgan Stanley Dean Witter Spectrum Currency L.P.)
    Morgan Stanley Spectrum Global Balanced L.P.
      (formerly, Morgan Stanley Dean Witter Spectrum Global Balanced L.P.) Morgan Stanley Spectrum Select L.P.
      (formerly, Morgan Stanley Dean Witter Spectrum Select L.P.)
    Morgan Stanley Spectrum Strategic L.P.
      (formerly, Morgan Stanley Dean Witter Spectrum Strategic L.P.) Morgan Stanley Spectrum Technical L.P.
      (formerly, Morgan Stanley Dean Witter Spectrum Technical L.P.):

We have audited the accompanying statements of financial condition of Morgan Stanley Spectrum Select L.P., Morgan Stanley Spectrum Technical L.P., Morgan Stanley Spectrum Strategic L.P., Morgan Stanley Spectrum Global Balanced L.P. and Morgan Stanley Spectrum Currency L.P. ("Spectrum Currency" and collectively the "Partnerships"), as of December 31, 2001 and 2000, including the Schedules of Investments as of December 31, 2001 and the related statements of operations, changes in partners' capital, and cash flows for the period from July 3, 2000 (commencement of operations) to December 31, 2000 and the year ended
December 31, 2001 for Spectrum Currency, and for each of the three years in the period ended December 31, 2001 for the other above mentioned Partnerships. These financial statements are the responsibility of the Partnerships' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Morgan Stanley Spectrum Select L.P., Morgan Stanley Spectrum Technical L.P., Morgan Stanley Spectrum Strategic L.P., Morgan Stanley Spectrum Global Balanced L.P. and Morgan Stanley Spectrum Currency L.P., as of December 31, 2001 and 2000, and the results of their operations and their cash flows for the period from July 3, 2000 (commencement of operations) to December 31, 2000 and the year ended December 31, 2001 for Spectrum Currency, and for each of the three years in the period ended December 31, 2001 for the other above mentioned Partnerships, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
February 15, 2002
(August 31, 2002 as to Note 7)

                      MORGAN STANLEY SPECTRUM SELECT L.P.

                       STATEMENTS OF FINANCIAL CONDITION

                                                                                      DECEMBER 31,
                                                              SEPTEMBER 30,    ---------------------------
                                                                   2002            2001           2000
                                                              --------------   ------------   ------------
                                                                    $               $              $
                                                               (UNAUDITED)
ASSETS
Equity in futures interests trading accounts:
  Cash                                                          296,145,884     235,183,061    196,555,362
  Net unrealized gain on open contracts (Morgan Stanley)         21,131,352       7,164,265     26,063,382
  Net unrealized gain (loss) on open contracts (Morgan
    Stanley International)                                          604,979      (1,767,529)      (511,085)
                                                              -------------    ------------   ------------
  Total net unrealized gain on open contracts                    21,736,331       5,396,736     25,552,297
  Net option premiums                                                95,400         167,063        --
                                                              -------------    ------------   ------------
    Total Trading Equity                                        317,977,615     240,746,860    222,107,659
Subscriptions receivable                                          5,804,367       4,991,166      1,583,941
Interest receivable (Morgan Stanley DW)                             338,574         305,356        889,954
                                                              -------------    ------------   ------------
    Total Assets                                                324,120,556     246,043,382    224,581,554
                                                              =============    ============   ============
LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES
Redemptions payable                                              23,106,367       2,595,426      2,110,529
Accrued brokerage fees (Morgan Stanley DW)                        1,785,864       1,440,360      1,231,479
Accrued management fees                                             738,977         596,011        509,577
                                                              -------------    ------------   ------------
    Total Liabilities                                            25,631,208       4,631,797      3,851,585
                                                              -------------    ------------   ------------
PARTNERS' CAPITAL
Limited Partners (10,097,285.735, 9,966,639.126 and
  9,255,010.627 Units, respectively)                            295,157,624     238,821,840    218,182,118
General Partner (113,977.644, 108,076.600 and 108,076.600
  Units, respectively)                                            3,331,724       2,589,745      2,547,851
                                                              -------------    ------------   ------------
    Total Partners' Capital                                     298,489,348     241,411,585    220,729,969
                                                              -------------    ------------   ------------
    Total Liabilities and Partners' Capital                     324,120,556     246,043,382    224,581,554
                                                              =============    ============   ============
NET ASSET VALUE PER UNIT                                              29.23           23.96          23.57
                                                              =============    ============   ============

   The accompanying notes are an integral part of these financial statements.

                     MORGAN STANLEY SPECTRUM TECHNICAL L.P.

                       STATEMENTS OF FINANCIAL CONDITION


                                                                                      DECEMBER 31,
                                                              SEPTEMBER 30,    ---------------------------
                                                                   2002            2001           2000
                                                              --------------   ------------   ------------
                                                                    $               $              $
                                                               (UNAUDITED)
ASSETS
Equity in futures interests trading accounts:
  Cash                                                          323,113,016    246,172,354    231,502,090
  Net unrealized gain on open contracts (Morgan Stanley)         27,190,653     14,299,794     41,877,552
  Net unrealized gain (loss) on open contracts (Morgan
    Stanley International)                                        1,557,066     (2,794,179)    (1,835,243)
                                                                -----------    -----------    -----------
  Total net unrealized gain on open contracts                    28,747,719     11,505,615     40,042,309
                                                                -----------    -----------    -----------
    Total Trading Equity                                        351,860,735    257,677,969    271,544,399
Subscriptions receivable                                          6,171,822      4,445,562      1,087,585
Interest receivable (Morgan Stanley DW)                             370,707        318,673      1,063,044
                                                                -----------    -----------    -----------
    Total Assets                                                358,403,264    262,442,204    273,695,028
                                                                ===========    ===========    ===========
LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES
Accrued incentive fees                                            3,528,264        --             111,599
Redemptions payable                                               3,274,300      2,377,346      3,432,384
Accrued brokerage fees (Morgan Stanley DW)                        1,962,180      1,509,205      1,458,126
Accrued management fees                                             684,759        581,531        559,827
                                                                -----------    -----------    -----------
    Total Liabilities                                             9,449,503      4,468,082      5,561,936
                                                                -----------    -----------    -----------
PARTNERS' CAPITAL
Limited Partners (17,528,077.646, 17,089,473.684 and
  16,479,195.979 Units, respectively)                           345,191,830    255,122,417    265,060,579
General Partner (191,022.517 Units)                               3,761,931      2,851,705      3,072,513
                                                                -----------    -----------    -----------
    Total Partners' Capital                                     348,953,761    257,974,122    268,133,092
                                                                -----------    -----------    -----------
    Total Liabilities and Partners' Capital                     358,403,264    262,442,204    273,695,028
                                                                ===========    ===========    ===========
NET ASSET VALUE PER UNIT                                              19.69          14.93          16.08
                                                                ===========    ===========    ===========


   The accompanying notes are an integral part of these financial statements.

                     MORGAN STANLEY SPECTRUM STRATEGIC L.P.

                       STATEMENTS OF FINANCIAL CONDITION

                                                                                      DECEMBER 31,
                                                              SEPTEMBER 30,    ---------------------------
                                                                   2002            2001           2000
                                                              --------------   ------------   ------------
                                                                    $               $              $
                                                               (UNAUDITED)
ASSETS
Equity in futures interests trading accounts:
  Cash                                                           77,444,617     65,967,662     73,445,827
  Net unrealized gain on open contracts (Morgan Stanley)          2,945,229      4,515,344      1,936,658
  Net unrealized gain (loss) on open contracts (Morgan
    Stanley International)                                         (135,679)       (23,578)        58,457
  Net unrealized loss on open contracts (Carr)                     --              --              (8,983)
                                                                -----------    -----------    -----------
  Total net unrealized gain on open contracts                     2,809,550      4,491,766      1,986,132
  Net option premiums                                             1,073,796        288,552        226,200
                                                                -----------    -----------    -----------
    Total Trading Equity                                         81,327,963     70,747,980     75,658,159
Subscriptions receivable                                          1,350,452        651,936        462,060
Interest receivable (Morgan Stanley DW)                              88,263         89,359        306,879
                                                                -----------    -----------    -----------
    Total Assets                                                 82,766,678     71,489,275     76,427,098
                                                                ===========    ===========    ===========

LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES
Redemptions payable                                                 861,886      2,072,098      1,307,093
Accrued brokerage fees (Morgan Stanley DW)                          471,418        424,242        409,292
Accrued incentive fees                                              253,228        --             289,687
Accrued management fees                                             195,069        175,549        186,577
                                                                -----------    -----------    -----------
    Total Liabilities                                             1,781,601      2,671,889      2,192,649
                                                                -----------    -----------    -----------
PARTNERS' CAPITAL
Limited Partners (6,340,569.226, 6,449,326.013 and
  6,919,445.814 Units, respectively)                             80,021,484     68,012,216     73,433,119
General Partner (76,351.101, 76,351.101 and 75,507.615
  Units, respectively)                                              963,593        805,170        801,330
                                                                -----------    -----------    -----------
    Total Partners' Capital                                      80,985,077     68,817,386     74,234,449
                                                                -----------    -----------    -----------
    Total Liabilities and Partners' Capital                      82,766,678     71,489,275     76,427,098
                                                                ===========    ===========    ===========
NET ASSET VALUE PER UNIT                                              12.62          10.55          10.61
                                                                ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                  MORGAN STANLEY SPECTRUM GLOBAL BALANCED L.P.

                       STATEMENTS OF FINANCIAL CONDITION

                                                                                      DECEMBER 31,
                                                              SEPTEMBER 30,    --------------------------
                                                                   2002           2001           2000
                                                              --------------   -----------   ------------
                                                                    $               $             $
                                                               (UNAUDITED)
ASSETS
Equity in futures interests trading accounts:
  Cash                                                          54,384,961      57,396,091     52,414,304
  Net unrealized loss on open contracts (Morgan Stanley
    International)                                                (117,163)       (150,647)       (66,733)
  Net unrealized gain (loss) on open contracts (Morgan
    Stanley)                                                      (657,573)        839,855      3,384,377
                                                               -----------     -----------   ------------
  Total net unrealized gain (loss) on open contracts              (774,736)        689,208      3,317,644
  Net option premiums                                             (574,425)        --             192,500
                                                               -----------     -----------   ------------
    Total Trading Equity                                        53,035,800      58,085,299     55,924,448
Subscriptions receivable                                           778,725         611,641        530,634
Interest receivable (Morgan Stanley DW)                             76,406          93,818        285,054
                                                               -----------     -----------   ------------
    Total Assets                                                53,890,931      58,790,758     56,740,136
                                                               ===========     ===========   ============
LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES
Redemptions payable                                                727,147         725,284        602,490
Accrued brokerage fees (Morgan Stanley DW)                         210,448         219,946        202,789
Accrued management fees                                             57,187          59,768         55,107
                                                               -----------     -----------   ------------
    Total Liabilities                                              994,782       1,004,998        860,386
                                                               -----------     -----------   ------------
PARTNERS' CAPITAL
Limited Partners (3,487,112.177, 3,524,663.525 and
  3,396,880.702 Units, respectively)                            52,287,606      57,127,967     55,220,008
General Partner (40,584.304 Units)                                 608,543         657,793        659,742
                                                               -----------     -----------   ------------
    Total Partners' Capital                                     52,896,149      57,785,760     55,879,750
                                                               -----------     -----------   ------------
    Total Liabilities and Partners' Capital                     53,890,931      58,790,758     56,740,136
                                                               ===========     ===========   ============
NET ASSET VALUE PER UNIT                                             14.99           16.21          16.26
                                                               ===========     ===========   ============

   The accompanying notes are an integral part of these financial statements.

                     MORGAN STANLEY SPECTRUM CURRENCY L.P.
                       STATEMENTS OF FINANCIAL CONDITION


                                                                                    DECEMBER 31,
                                                              SEPTEMBER 30,   -------------------------
                                                                  2002           2001          2000
                                                              -------------   -----------   -----------
                                                                    $              $             $
                                                               (UNAUDITED)
ASSETS
Equity in futures interests trading accounts:
  Cash                                                          77,656,589    43,241,135    14,391,541
  Net unrealized gain (loss) on open contracts (Morgan
  Stanley)                                                        (317,329)    3,178,383       555,569
                                                                ----------    ----------    ----------
    Total Trading Equity                                        77,339,260    46,419,518    14,947,110
Subscriptions receivable                                         3,567,690     2,642,117     3,054,150
Interest receivable (Morgan Stanley DW)                             82,658        50,588        55,464
                                                                ----------    ----------    ----------
    Total Assets                                                80,989,608    49,112,223    18,056,724
                                                                ==========    ==========    ==========
LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES
Redemptions payable                                              3,613,653       165,224     2,237,351
Accrued brokerage fees (Morgan Stanley DW)                         301,101       154,729        55,245
Accrued management fees                                            130,914        67,274        24,020
Accrued incentive fees                                             --            913,255        32,876
                                                                ----------    ----------    ----------
    Total Liabilities                                            4,045,668     1,300,482     2,349,492
                                                                ----------    ----------    ----------
PARTNERS' CAPITAL
Limited Partners (6,035,929.050, 3,674,315.446 and
  1,252,545.441 Units, respectively)                            74,611,815    45,598,611    13,988,414
General Partner (188,663.697, 178,332.987 and 153,905.792
  Units, respectively)                                           2,332,125     2,213,130     1,718,818
                                                                ----------    ----------    ----------
    Total Partners' Capital                                     76,943,940    47,811,741    15,707,232
                                                                ----------    ----------    ----------
    Total Liabilities and Partners' Capital                     80,989,608    49,112,223    18,056,724
                                                                ==========    ==========    ==========
NET ASSET VALUE PER UNIT                                             12.36         12.41         11.17
                                                                ==========    ==========    ==========


   The accompanying notes are an integral part of these financial statements.

                      MORGAN STANLEY SPECTRUM SELECT L.P.

                            STATEMENTS OF OPERATIONS


                                    FOR THE NINE MONTHS ENDED             FOR THE YEARS ENDED
                                          SEPTEMBER 30,                       DECEMBER 31,
                                    -------------------------   ----------------------------------------
                                       2002          2001          2001           2000          1999
                                    -----------   -----------   -----------   ------------   -----------
                                         $             $             $             $              $
                                    (UNAUDITED)   (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                           52,581,140    39,633,323    43,420,724      6,845,291    (1,351,849)
  Net change in unrealized           16,339,595    (3,743,587)  (20,155,561)    18,665,233    (1,547,990)
  Proceeds from litigation            4,636,156       --            --             --            --
                                    -----------   -----------   -----------   ------------   -----------
    Total Trading Results            73,556,891    35,889,736    23,265,163     25,510,524    (2,899,839)
Interest income (Morgan Stanley
  DW)                                 2,619,410     6,120,690     7,203,732      9,573,095     7,678,789
                                    -----------   -----------   -----------   ------------   -----------
    Total                            76,176,301    42,010,426    30,468,895     35,083,619     4,778,950
                                    -----------   -----------   -----------   ------------   -----------
EXPENSES
Brokerage fees (Morgan Stanley DW)   13,755,810    12,579,812    17,183,347     14,706,945    15,188,479
Management fees                       5,692,056     5,205,437     7,110,346      6,085,629     6,284,885
Incentive fees                          --          1,435,897     3,009,853        --            --
                                    -----------   -----------   -----------   ------------   -----------
    Total                            19,447,866    19,221,146    27,303,546     20,792,574    21,473,364
                                    -----------   -----------   -----------   ------------   -----------
NET INCOME (LOSS)                    56,728,435    22,789,280     3,165,349     14,291,045   (16,694,414)
                                    ===========   ===========   ===========   ============   ===========
Net Income (Loss) Allocation:
  Limited Partners                   56,116,456    22,532,942     3,123,455     14,165,099   (16,455,697)
  General Partner                       611,979       256,338        41,894        125,946      (238,717)

Net Income (Loss) per Unit:
  Limited Partners                         5.27          2.38          0.39           1.57         (1.80)
  General Partner                          5.27          2.38          0.39           1.57         (1.80)


   The accompanying notes are an integral part of these financial statements.

                     MORGAN STANLEY SPECTRUM TECHNICAL L.P.

                            STATEMENTS OF OPERATIONS

                                   FOR THE NINE MONTHS ENDED              FOR THE YEARS ENDED
                                         SEPTEMBER 30,                        DECEMBER 31,
                                   --------------------------   ----------------------------------------
                                       2002          2001           2001          2000          1999
                                   ------------   -----------   ------------   -----------   -----------
                                        $              $             $              $             $
                                   (UNAUDITED)    (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                           86,869,626    34,925,069     30,115,483    12,255,064       726,179
  Net change in unrealized           17,242,104   (14,890,135)   (28,536,694)   22,006,013      (872,972)
  Proceeds from litigation              306,400       --             --            --            --
                                   ------------   -----------   ------------   -----------   -----------
    Total Trading Results           104,418,130    20,034,934      1,578,789    34,261,077      (146,793)
Interest income (Morgan Stanley
  DW)                                 2,721,860     7,150,672      8,288,660    11,613,896     9,593,178
                                   ------------   -----------   ------------   -----------   -----------
    Total                           107,139,990    27,185,606      9,867,449    45,874,973     9,446,385
                                   ------------   -----------   ------------   -----------   -----------
EXPENSES
Brokerage fees (Morgan Stanley
  DW)                                14,470,074    14,600,175     19,556,056    17,835,223    19,176,380
Management fees                       5,273,280     5,592,698      7,501,053     9,595,464    10,580,071
Incentive fees                        4,024,921     1,630,613      2,093,709       166,085       430,097
                                   ------------   -----------   ------------   -----------   -----------
    Total                            23,768,275    21,823,486     29,150,818    27,596,772    30,186,548
                                   ------------   -----------   ------------   -----------   -----------
NET INCOME (LOSS)                    83,371,715     5,362,120    (19,283,369)   18,278,201   (20,740,163)
                                   ============   ===========   ============   ===========   ===========
Net Income (Loss) Allocation:
  Limited Partners                   82,461,489     5,305,035    (19,062,561)   18,053,408   (20,531,494)
  General Partner                       910,226        57,085       (220,808)      224,793      (208,669)

Net Income (Loss) per Unit:
  Limited Partners                         4.76          0.30          (1.15)         1.17         (1.21)
  General Partner                          4.76          0.30          (1.15)         1.17         (1.21)

   The accompanying notes are an integral part of these financial statements.

                     MORGAN STANLEY SPECTRUM STRATEGIC L.P.

                            STATEMENTS OF OPERATIONS

                                     FOR THE NINE MONTHS ENDED             FOR THE YEARS ENDED
                                           SEPTEMBER 30,                      DECEMBER 31,
                                     -------------------------   ---------------------------------------
                                        2002          2001          2001          2000          1999
                                     -----------   -----------   -----------   -----------   -----------
                                          $             $             $             $             $
                                     (UNAUDITED)   (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                            19,963,552       820,083     2,132,212   (23,193,914)   32,274,037
  Net change in unrealized            (1,682,216)      753,821     2,505,634    (7,577,681)    4,264,478
  Proceeds from litigation                17,556       --            --            --            --
                                     -----------   -----------   -----------   -----------   -----------
    Total Trading Results             18,298,892     1,573,904     4,637,846   (30,771,595)   36,538,515
Interest income (Morgan Stanley DW)      753,917     1,917,113     2,217,963     3,832,634     3,017,103
                                     -----------   -----------   -----------   -----------   -----------
    Total                             19,052,809     3,491,017     6,855,809   (26,938,961)   39,555,618
                                     -----------   -----------   -----------   -----------   -----------
EXPENSES
Brokerage fees (Morgan Stanley DW)     3,926,301     3,883,127     5,152,756     5,798,093     5,837,887
Management fees                        1,624,676     1,658,233     2,183,596     2,880,999     3,137,509
Incentive fees                           264,827       --            --          1,269,237     2,451,152
                                     -----------   -----------   -----------   -----------   -----------
    Total                              5,815,804     5,541,360     7,336,352     9,948,329    11,426,548
                                     -----------   -----------   -----------   -----------   -----------
NET INCOME (LOSS)                     13,237,005    (2,050,343)     (480,543)  (36,887,290)   28,129,070
                                     ===========   ===========   ===========   ===========   ===========
Net Income (Loss) Allocation:
  Limited Partners                    13,078,582    (2,027,424)     (475,383)  (36,503,461)   27,829,050
  General Partner                        158,423       (22,919)       (5,160)     (383,829)      300,020

Net Income (Loss) per Unit:
  Limited Partners                          2.07         (0.30)        (0.06)        (5.24)         4.30
  General Partner                           2.07         (0.30)        (0.06)        (5.24)         4.30

   The accompanying notes are an integral part of these financial statements.

                  MORGAN STANLEY SPECTRUM GLOBAL BALANCED L.P.

                            STATEMENTS OF OPERATIONS


                                           FOR THE NINE MONTHS ENDED           FOR THE YEARS ENDED
                                                 SEPTEMBER 30,                     DECEMBER 31,
                                           -------------------------   ------------------------------------
                                              2002          2001          2001         2000         1999
                                           -----------   -----------   ----------   ----------   ----------
                                                $             $            $            $            $
                                           (UNAUDITED)   (UNAUDITED)
REVENUES
Trading profit (loss):
  Realized                                 (1,349,902)     (474,837)    3,618,628   (2,091,009)   2,425,585
  Net change in unrealized                 (1,463,944)   (1,088,869)   (2,628,436)   2,507,530   (1,157,073)
  Proceeds from litigation                    233,074        --            --           --           --
                                           ----------    ----------    ----------   ----------   ----------
    Total Trading Results                  (2,580,772)   (1,563,706)      990,192      416,521    1,268,512
Interest income (Morgan Stanley DW)           723,462     1,847,341     2,160,076    3,275,958    2,385,751
                                           ----------    ----------    ----------   ----------   ----------
    Total                                  (1,857,310)      283,635     3,150,268    3,692,479    3,654,263
                                           ----------    ----------    ----------   ----------   ----------
EXPENSES
Brokerage fees (Morgan Stanley DW)          1,927,362     1,941,798     2,597,121    2,558,008    2,387,515
Management fees                               523,744       527,667       705,746      695,117      648,787
Incentive fees                                 --            --            --           --          215,651
                                           ----------    ----------    ----------   ----------   ----------
    Total                                   2,451,106     2,469,465     3,302,867    3,253,125    3,251,953
                                           ----------    ----------    ----------   ----------   ----------
NET INCOME (LOSS)                          (4,308,416)   (2,185,830)     (152,599)     439,354      402,310
                                           ==========    ==========    ==========   ==========   ==========
Net Income (Loss) Allocation:
  Limited Partners                         (4,259,166)   (2,160,798)     (150,650)     433,786      397,258
  General Partner                             (49,250)      (25,032)       (1,949)       5,568        5,052

Net Income (Loss) per Unit:
  Limited Partners                              (1.22)        (0.62)        (0.05)        0.14         0.12
  General Partner                               (1.22)        (0.62)        (0.05)        0.14         0.12


   The accompanying notes are an integral part of these financial statements.

                     MORGAN STANLEY SPECTRUM CURRENCY L.P.

                            STATEMENTS OF OPERATIONS

                                                FOR THE NINE MONTHS                          FOR THE PERIOD FROM
                                                       ENDED                                    JULY 3, 2000
                                                   SEPTEMBER 30,           FOR THE YEAR       (COMMENCEMENT OF
                                             -------------------------         ENDED           OPERATIONS) TO
                                                2002          2001       DECEMBER 31, 2001    DECEMBER 31, 2000
                                             -----------   -----------   -----------------   -------------------
                                                  $             $                $                    $
                                             (UNAUDITED)   (UNAUDITED)
REVENUES
Trading profit:
  Realized                                    6,989,446       693,621         3,998,924            1,126,201
  Net change in unrealized                   (3,495,712)       14,296         2,622,814              555,569
                                             ----------     ---------       -----------          -----------
    Total Trading Results                     3,493,734       707,917         6,621,738            1,681,770
Interest income (Morgan Stanley DW)             600,392       575,636           731,716              236,461
                                             ----------     ---------       -----------          -----------
    Total                                     4,094,126     1,283,553         7,353,454            1,918,231
                                             ----------     ---------       -----------          -----------
EXPENSES
Brokerage fees (Morgan Stanley DW)            2,155,277       860,546         1,297,698              249,571
Incentive fees                                1,246,393       241,946         1,155,201              188,423
Management fees                                 937,077       374,150           564,216              171,693
                                             ----------     ---------       -----------          -----------
    Total                                     4,338,747     1,476,642         3,017,115              609,687
                                             ----------     ---------       -----------          -----------
NET INCOME (LOSS)                              (244,621)     (193,089)        4,336,339            1,308,544
                                             ==========     =========       ===========          ===========
Net Income (Loss) Allocation:
  Limited Partners                             (233,624)     (190,991)        4,119,027            1,134,371
  General Partner                               (10,997)       (2,098)          217,312              174,173
Net Income (Loss) Per Unit:
  Limited Partners                                (0.05)         0.01              1.24                 1.17
  General Partner                                 (0.05)         0.01              1.24                 1.17

   The accompanying notes are an integral part of these financial statements.

                         MORGAN STANLEY SPECTRUM SERIES

                   STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED) AND FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                   UNITS OF
                                                 PARTNERSHIP       LIMITED       GENERAL
                                                   INTEREST        PARTNERS      PARTNER       TOTAL
                                                --------------   ------------   ---------   ------------
                                                                      $             $            $
MORGAN STANLEY SPECTRUM SELECT L.P.
Partners' Capital, December 31, 1998             8,407,766.751   196,915,644    3,166,872   200,082,516
Offering of Units                                2,238,093.744    51,589,367       --        51,589,367
Net loss                                              --         (16,455,697)    (238,717)  (16,694,414)
Redemptions                                       (928,973.063)  (21,171,795)      --       (21,171,795)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 1999             9,716,887.432   210,877,519    2,928,155   213,805,674
Offering of Units                                1,339,972.159    28,581,403       --        28,581,403
Net income                                            --          14,165,099      125,946    14,291,045
Redemptions                                     (1,693,772.364)  (35,441,903)    (506,250)  (35,948,153)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 2000             9,363,087.227   218,182,118    2,547,851   220,729,969
Offering of Units                                1,676,778.529    41,261,535       --        41,261,535
Net income                                            --           3,123,455       41,894     3,165,349
Redemptions                                       (965,150.030)  (23,745,268)      --       (23,745,268)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 2001            10,074,715.726   238,821,840    2,589,745   241,411,585
Offering of Units                                1,733,500.355    42,985,059      130,000    43,115,059
Net income                                            --          56,116,456      611,979    56,728,435
Redemptions                                     (1,596,952.702)  (42,765,731)      --       (42,765,731)
                                                --------------   -----------    ---------   -----------
Partners' Capital, September 30, 2002           10,211,263.379   295,157,624    3,331,724   298,489,348
                                                ==============   ===========    =========   ===========
                                                   UNITS OF
                                                 PARTNERSHIP       LIMITED       GENERAL
                                                   INTEREST        PARTNERS      PARTNER       TOTAL
                                                --------------   ------------   ---------   ------------
                                                                      $             $            $
MORGAN STANLEY SPECTRUM TECHNICAL L.P.
Partners' Capital, December 31, 1998            15,824,199.968   252,455,045    2,646,389   255,101,434
Offering of Units                                3,976,153.731    61,073,132      410,000    61,483,132
Net loss                                              --         (20,531,494)    (208,669)  (20,740,163)
Redemptions                                     (1,772,457.606)  (27,088,685)      --       (27,088,685)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 1999            18,027,896.093   265,907,998    2,847,720   268,755,718
Offering of Units                                2,110,290.038    29,668,693       --        29,668,693
Net income                                            --          18,053,408      224,793    18,278,201
Redemptions                                     (3,467,967.635)  (48,569,520)      --       (48,569,520)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 2000            16,670,218.496   265,060,579    3,072,513   268,133,092
Offering of Units                                2,591,525.213    40,832,142       --        40,832,142
Net income                                            --         (19,062,561)    (220,808)  (19,283,369)
Redemptions                                     (1,981,247.508)  (31,707,743)      --       (31,707,743)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 2001            17,280,496.201   255,122,417    2,851,705   257,974,122
Offering of Units                                2,383,260.283    37,813,837       --        37,813,837
Net income                                            --          82,461,489      910,226    83,371,715
Redemptions                                     (1,944,656.321)  (30,205,913)      --       (30,205,913)
                                                --------------   -----------    ---------   -----------
Partners' Capital, September 30, 2002           17,719,100.163   345,191,830    3,761,931   348,953,761
                                                ==============   ===========    =========   ===========

   The accompanying notes are an integral part of these financial statements.

                         MORGAN STANLEY SPECTRUM SERIES

                   STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED) AND FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                   UNITS OF
                                                 PARTNERSHIP       LIMITED       GENERAL
                                                   INTEREST        PARTNERS      PARTNER       TOTAL
                                                --------------   ------------   ---------   ------------
                                                                      $             $            $
MORGAN STANLEY SPECTRUM STRATEGIC L.P.
Partners' Capital, December 31, 1998             6,096,199.701    69,671,636      750,139    70,421,775
Offering of Units                                1,300,877.987    16,846,544      100,000    16,946,544
Net income                                            --          27,829,050      300,020    28,129,070
Redemptions                                       (601,106.169)   (7,804,868)      --        (7,804,868)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 1999             6,795,971.519   106,542,362    1,150,159   107,692,521
Offering of Units                                1,467,043.314    17,566,488       35,000    17,601,488
Net loss                                              --         (36,503,461)    (383,829)  (36,887,290)
Redemptions                                     (1,268,061.404)  (14,172,270)      --       (14,172,270)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 2000             6,994,953.429    73,433,119      801,330    74,234,449
Offering of Units                                  892,802.518     9,240,482        9,000     9,249,482
Net loss                                              --            (475,383)      (5,160)     (480,543)
Redemptions                                     (1,362,078.833)  (14,186,002)      --       (14,186,002)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 2001             6,525,677.114    68,012,216      805,170    68,817,386
Offering of Units                                  760,450.098     8,899,154       --         8,899,154
Net income                                            --          13,078,582      158,423    13,237,005
Redemptions                                       (869,206.885)   (9,968,468)      --        (9,968,468)
                                                --------------   -----------    ---------   -----------
Partners' Capital, September 30, 2002            6,416,920.327    80,021,484      963,593    80,985,077
                                                ==============   ===========    =========   ===========
                                                   UNITS OF
                                                 PARTNERSHIP       LIMITED       GENERAL
                                                   INTEREST        PARTNERS      PARTNER       TOTAL
                                                --------------   ------------   ---------   ------------
                                                                      $             $            $
MORGAN STANLEY SPECTRUM GLOBAL BALANCED L.P.
Partners' Capital, December 31, 1998             2,869,073.505    45,399,750      514,122    45,913,872
Offering of Units                                1,019,759.235    16,184,278      135,000    16,319,278
Net income                                            --             397,258        5,052       402,310
Redemptions                                       (299,009.049)   (4,771,448)      --        (4,771,448)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 1999             3,589,823.691    57,209,838      654,174    57,864,012
Offering of Units                                  568,088.752     8,983,545       --         8,983,545
Net income                                            --             433,786        5,568       439,354
Redemptions                                       (720,447.437)  (11,407,161)      --       (11,407,161)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 2000             3,437,465.006    55,220,008      659,742    55,879,750
Offering of Units                                  640,074.598    10,254,342       --        10,254,342
Net loss                                              --            (150,650)      (1,949)     (152,599)
Redemptions                                       (512,291.775)   (8,195,733)      --        (8,195,733)
                                                --------------   -----------    ---------   -----------
Partners' Capital, December 31, 2001             3,565,247.829    57,127,967      657,793    57,785,760
Offering of Units                                  437,927.749     6,826,791       --         6,826,791
Net loss                                              --          (4,259,166)     (49,250)   (4,308,416)
Redemptions                                       (475,479.097)   (7,407,986)      --        (7,407,986)
                                                --------------   -----------    ---------   -----------
Partners' Capital, September 30, 2002            3,527,696.481    52,287,606      608,543    52,896,149
                                                ==============   ===========    =========   ===========

   The accompanying notes are an integral part of these financial statements.

                         MORGAN STANLEY SPECTRUM SERIES
                   STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)
                    AND FOR THE YEAR ENDED DECEMBER 31, 2001
      AND FOR THE PERIOD FROM JULY 3, 2000 (COMMENCEMENT OF OPERATIONS) TO
                               DECEMBER 31, 2000

                                                    UNITS OF
                                                   PARTNERSHIP      LIMITED      GENERAL
                                                    INTEREST       PARTNERS      PARTNER       TOTAL
                                                  -------------   -----------   ---------   -----------
                                                                       $            $            $
MORGAN STANLEY SPECTRUM CURRENCY L.P.
Partners' Capital, July 3, 2000                           2.000            10          10            20
Initial Offering                                    633,152.332     4,886,888   1,444,635     6,331,523
Offering of Units                                   980,783.417    10,281,803     100,000    10,381,803
Net income                                             --           1,134,371     174,173     1,308,544
Redemptions                                        (207,486.516)   (2,314,658)     --        (2,314,658)
                                                  -------------   -----------   ---------   -----------
Partners' Capital, December 31, 2000              1,406,451.233    13,988,414   1,718,818    15,707,232
Offering of Units                                 2,572,156.095    28,921,302     277,000    29,198,302
Net income                                             --           4,119,027     217,312     4,336,339
Redemptions                                        (125,958.895)   (1,430,132)     --        (1,430,132)
                                                  -------------   -----------   ---------   -----------
Partners' Capital, December 31, 2001              3,852,648.433    45,598,611   2,213,130    47,811,741
Offering of Units                                 2,996,712.824    36,766,686     350,000    37,116,686
Net loss                                               --            (233,624)    (10,997)     (244,621)
Redemptions                                        (624,768.510)   (7,519,858)   (220,008)   (7,739,866)
                                                  -------------   -----------   ---------   -----------
Partners' Capital, September 30, 2002             6,224,592.747    74,611,815   2,332,125    76,943,940
                                                  =============   ===========   =========   ===========


   The accompanying notes are an integral part of these financial statements.

                      MORGAN STANLEY SPECTRUM SELECT L.P.

                            STATEMENTS OF CASH FLOWS

                                          FOR THE NINE MONTHS ENDED               FOR THE YEARS ENDED
                                                SEPTEMBER 30,                         DECEMBER 31,
                                         ---------------------------   ------------------------------------------
                                             2002           2001           2001           2000           1999
                                         ------------   ------------   ------------   ------------   ------------
                                              $              $              $              $              $
                                         (UNAUDITED)    (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                         56,728,435     22,789,280      3,165,349     14,291,045    (16,694,414)
Noncash item included in net income
  (loss):
  Net change in unrealized               (16,339,595)     3,743,587     20,155,561    (18,665,233)     1,547,990
(Increase) decrease in operating
  assets:
  Net option premiums                         71,663        --            (167,063)       776,380       (776,380)
  Interest receivable (Morgan Stanley
    DW)                                      (33,218)       370,976        584,598       (167,649)      (130,447)
Increase (decrease) in operating
  liabilities:
  Accrued brokerage fees (Morgan
    Stanley DW)                              345,504        197,672        208,881        (39,496)       106,631
  Accrued management fees                    142,966         81,796         86,434        (16,344)        44,124
  Accrued incentive fees                     --             729,435        --             --             --
                                         -----------    -----------    -----------    -----------    -----------
Net cash provided by (used for)
  operating activities                    40,915,755     27,912,746     24,033,760     (3,821,297)   (15,902,496)
                                         -----------    -----------    -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Offering of Units                         43,115,059     26,846,569     41,261,535     28,581,403     51,589,367
(Increase) decrease in subscriptions
  receivable                                (813,201)      (841,518)    (3,407,225)     2,146,110      2,291,656
Increase (decrease) in redemptions
  payable                                 20,510,941       (405,618)       484,897     (1,653,713)     2,824,861
Redemptions of Units                     (42,765,731)   (17,269,235)   (23,745,268)   (35,948,153)   (21,171,795)
                                         -----------    -----------    -----------    -----------    -----------
Net cash provided by (used for)
  financing activities                    20,047,068      8,330,198     14,593,939     (6,874,353)    35,534,089
                                         -----------    -----------    -----------    -----------    -----------

Net increase (decrease) in cash           60,962,823     36,242,944     38,627,699    (10,695,650)    19,631,593
Balance at beginning of period           235,183,061    196,555,362    196,555,362    207,251,012    187,619,419
                                         -----------    -----------    -----------    -----------    -----------
Balance at end of period                 296,145,884    232,798,306    235,183,061    196,555,362    207,251,012
                                         ===========    ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                     MORGAN STANLEY SPECTRUM TECHNICAL L.P.

                            STATEMENTS OF CASH FLOWS

                                    FOR THE NINE MONTHS ENDED               FOR THE YEARS ENDED
                                          SEPTEMBER 30,                         DECEMBER 31,
                                   ---------------------------   ------------------------------------------
                                       2002           2001           2001           2000           1999
                                   ------------   ------------   ------------   ------------   ------------
                                        $              $              $              $              $
                                   (UNAUDITED)    (UNAUDITED)
CASH FLOWS FROM OPERATING
  ACTIVITIES
Net income (loss)                   83,371,715      5,362,120    (19,283,369)    18,278,201    (20,740,163)
Noncash item included in net
  income (loss):
  Net change in unrealized         (17,242,104)    14,890,135     28,536,694    (22,006,013)       872,972
(Increase) decrease in operating
  assets:
  Net option premiums                  --             --             --             (74,725)        74,725
  Interest receivable (Morgan
    Stanley DW)                        (52,034)       493,552        744,371       (162,089)      (183,270)
Increase (decrease) in operating
  liabilities:
  Accrued incentive fees             3,528,264       (111,599)      (111,599)       111,599        --
  Accrued brokerage fees (Morgan
    Stanley DW)                        452,975         92,001         51,079       (101,355)       120,330
  Accrued management fees              103,228         28,560         21,704       (300,576)        66,388
                                   -----------    -----------    -----------    -----------    -----------
Net cash provided by (used for)
  operating activities              70,162,044     20,754,769      9,958,880     (4,254,958)   (19,789,018)
                                   -----------    -----------    -----------    -----------    -----------
CASH FLOWS FROM FINANCING
  ACTIVITIES
Offering of Units                   37,813,837     28,207,907     40,832,142     29,668,693     61,483,132
(Increase) decrease in
  subscriptions receivable          (1,726,260)    (1,390,624)    (3,357,977)     2,839,329         75,719
Increase (decrease) in
  redemptions payable                  896,954       (866,445)    (1,055,038)       374,791      1,718,282
Redemptions of Units               (30,205,913)   (24,078,441)   (31,707,743)   (48,569,520)   (27,088,685)
                                   -----------    -----------    -----------    -----------    -----------
Net cash provided by (used for)
  financing activities               6,778,618      1,872,397      4,711,384    (15,686,707)    36,188,448
                                   -----------    -----------    -----------    -----------    -----------

Net increase (decrease) in cash     76,940,662     22,627,166     14,670,264    (19,941,665)    16,399,430
Balance at beginning of period     246,172,354    231,502,090    231,502,090    251,443,755    235,044,325
                                   -----------    -----------    -----------    -----------    -----------
Balance at end of period           323,113,016    254,129,256    246,172,354    231,502,090    251,443,755
                                   ===========    ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                     MORGAN STANLEY SPECTRUM STRATEGIC L.P.

                            STATEMENTS OF CASH FLOWS

                                      FOR THE NINE MONTHS ENDED             FOR THE YEARS ENDED
                                            SEPTEMBER 30,                      DECEMBER 31,
                                      -------------------------   ---------------------------------------
                                         2002          2001          2001          2000          1999
                                      -----------   -----------   -----------   -----------   -----------
                                           $             $             $             $             $
                                      (UNAUDITED)   (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                     13,237,005     (2,050,343)     (480,543)  (36,887,290)   28,129,070
Noncash item included in net income
  (loss):
  Net change in unrealized             1,682,216       (753,821)   (2,505,634)    7,577,681    (4,264,478)
(Increase) decrease in operating
  assets:
  Net option premiums                   (785,244)        90,215       (62,352)     (237,853)      237,299
  Interest receivable (Morgan
    Stanley DW)                            1,096        161,229       217,520        32,703      (134,335)
Increase (decrease) in operating
  liabilities:
  Accrued brokerage fees (Morgan
    Stanley DW)                           47,176            979        14,950      (180,709)      184,395
  Accrued incentive fees                 253,228       (289,687)     (289,687)      289,687       --
  Accrued management fees                 19,520        (16,810)      (11,028)     (127,069)       94,670
                                      ----------    -----------   -----------   -----------   -----------
Net cash provided by (used for)
  operating activities                14,454,997     (2,858,238)   (3,116,774)  (29,532,850)   24,246,621
                                      ----------    -----------   -----------   -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Offering of Units                      8,899,154      7,429,938     9,249,482    17,601,488    16,946,544
(Increase) decrease in subscriptions
  receivable                            (698,516)       136,247      (189,876)    1,281,898        52,093
Increase (decrease) in redemptions
  payable                             (1,210,212)      (339,897)      765,005       459,233       448,884
Redemptions of Units                  (9,968,468)    (9,758,656)  (14,186,002)  (14,172,270)   (7,804,868)
                                      ----------    -----------   -----------   -----------   -----------
Net cash provided by (used for)
  financing activities                (2,978,042)    (2,532,368)   (4,361,391)    5,170,349     9,642,653
                                      ----------    -----------   -----------   -----------   -----------

Net increase (decrease) in cash       11,476,955     (5,390,606)   (7,478,165)  (24,362,501)   33,889,274
Balance at beginning of period        65,967,662     73,445,827    73,445,827    97,808,328    63,919,054
                                      ----------    -----------   -----------   -----------   -----------
Balance at end of period              77,444,617     68,055,221    65,967,662    73,445,827    97,808,328
                                      ==========    ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                  MORGAN STANLEY SPECTRUM GLOBAL BALANCED L.P.

                            STATEMENTS OF CASH FLOWS

                                       FOR THE NINE MONTHS ENDED             FOR THE YEARS ENDED
                                             SEPTEMBER 30,                      DECEMBER 31,
                                       -------------------------   ---------------------------------------
                                          2002          2001          2001          2000          1999
                                       -----------   -----------   -----------   -----------   -----------
                                            $             $             $             $             $
                                       (UNAUDITED)   (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                      (4,308,416)   (2,185,830)      (152,599)      439,354      402,310
Noncash item included in net income
  (loss):
  Net change in unrealized              1,463,944     1,088,869      2,628,436    (2,507,530)   1,157,073
(Increase) decrease in operating
  assets:
  Net option premiums                     574,425      (242,500)       192,500      (192,500)      --
  Interest receivable (Morgan Stanley
    DW)                                    17,412       139,751        191,236       (40,455)     (77,458)
Increase (decrease) in operating
  liabilities:
  Accrued brokerage fees (Morgan
    Stanley DW)                            (9,498)       13,666         17,157       (14,106)      47,054
  Accrued management fees                  (2,581)        3,713          4,661        (3,833)      12,787
  Accrued incentive fees                   --            --            --            --           (69,730)
                                       ----------    ----------    -----------   -----------   ----------
Net cash provided by (used for)
  operating activities                 (2,264,714)   (1,182,331)     2,881,391    (2,319,070)   1,472,036
                                       ----------    ----------    -----------   -----------   ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Offering of Units                       6,826,791     8,107,494     10,254,342     8,983,545   16,319,278
(Increase) decrease in subscriptions
  receivable                             (167,084)      (44,616)       (81,007)      317,320      315,143
Increase (decrease) in redemptions
  payable                                   1,863      (176,370)       122,794       (65,251)     549,551
Redemptions of Units                   (7,407,986)   (5,874,987)    (8,195,733)  (11,407,161)  (4,771,448)
                                       ----------    ----------    -----------   -----------   ----------
Net cash provided by (used for)
  financing activities                   (746,416)    2,011,521      2,100,396    (2,171,547)  12,412,524
                                       ----------    ----------    -----------   -----------   ----------

Net increase (decrease) in cash        (3,011,130)      829,190      4,981,787    (4,490,617)  13,884,560
Balance at beginning of period         57,396,091    52,414,304     52,414,304    56,904,921   43,020,361
                                       ----------    ----------    -----------   -----------   ----------
Balance at end of period               54,384,961    53,243,494     57,396,091    52,414,304   56,904,921
                                       ==========    ==========    ===========   ===========   ==========

   The accompanying notes are an integral part of these financial statements.

                     MORGAN STANLEY SPECTRUM CURRENCY L.P.
                            STATEMENTS OF CASH FLOWS

                                            FOR THE NINE MONTHS                           FOR THE PERIOD FROM
                                                   ENDED                                     JULY 3, 2000
                                               SEPTEMBER 30,            FOR THE YEAR       (COMMENCEMENT OF
                                         -------------------------         ENDED            OPERATIONS) TO
                                            2002          2001       DECEMBER 31, 2001     DECEMBER 31, 2000
                                         -----------   -----------   ------------------   -------------------
                                              $             $                $                     $
                                         (UNAUDITED)   (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                          (244,621)     (193,089)        4,336,339             1,308,544
Noncash item included in net income
  (loss):
  Net change in unrealized                3,495,712       (14,296)       (2,622,814)             (555,569)
(Increase) decrease in operating
  assets:
  Interest receivable (Morgan Stanley
    DW)                                     (32,070)      (11,450)            4,876               (55,464)
Increase (decrease) in operating
  liabilities:
  Accrued brokerage fees (Morgan
    Stanley DW)                             146,372        75,450            99,484                55,245
  Accrued management fees                    63,640        32,804            43,254                24,020
  Accrued incentive fees                   (913,255)      (32,876)          880,379                32,876
                                         ----------    ----------        ----------            ----------
Net cash provided by (used for)
  operating activities                    2,515,778      (143,457)        2,741,518               809,652
                                         ----------    ----------        ----------            ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Initial offering                             --            --              --                   6,331,543
Offering of Units                        37,116,686    21,536,007        29,198,302            10,381,803
(Increase) decrease in subscriptions
  receivable                               (925,573)    1,185,329           412,033            (3,054,150)
Increase (decrease) in redemptions
  payable                                 3,448,429    (2,138,474)       (2,072,127)            2,237,351
Redemptions of Units                     (7,739,866)     (856,867)       (1,430,132)           (2,314,658)
                                         ----------    ----------        ----------            ----------
Net cash provided by financing
  activities                             31,899,676    19,725,995        26,108,076            13,581,889
                                         ----------    ----------        ----------            ----------

Net increase in cash                     34,415,454    19,582,538        28,849,594            14,391,541
Balance at beginning of period           43,241,135    14,391,541        14,391,541             --
                                         ----------    ----------        ----------            ----------
Balance at end of period                 77,656,589    33,974,079        43,241,135            14,391,541
                                         ==========    ==========        ==========            ==========

   The accompanying notes are an integral part of these financial statements.

MORGAN STANLEY SPECTRUM CURRENCY L.P. (FORMERLY, MORGAN STANLEY DEAN WITTER SPECTRUM CURRENCY L.P.)
SCHEDULE OF INVESTMENTS
PARTNERSHIP NET ASSETS AT DECEMBER 31, 2001: $47,811,741

                                          LONG          SHORT                NET             PERCENTAGE OF     NOTIONAL
FUTURES AND FORWARD CONTRACTS:         GAIN/(LOSS)   GAIN/(LOSS)   UNREALIZED GAIN/(LOSS)     NET ASSETS        AMOUNTS
------------------------------         -----------   -----------   -----------------------   -------------   -------------
                                            $             $                   $                    %
Foreign currency                         503,253      2,675,130           3,178,383              6.65*       7,044,346,181
                                                                          ---------
    Total Net Unrealized Gain per
      Statement of Financial
      Condition                                                           3,178,383
                                                                          =========

----------

*  No single contract value exceeds 5% of net assets.

MORGAN STANLEY SPECTRUM GLOBAL BALANCED L.P. (FORMERLY, MORGAN STANLEY DEAN WITTER SPECTRUM GLOBAL BALANCED L.P.)
SCHEDULE OF INVESTMENTS
PARTNERSHIP NET ASSETS AT DECEMBER 31, 2001: $57,785,760

                                                                                                          NOTIONAL AMOUNTS/
                                       LONG          SHORT                NET             PERCENTAGE OF       NUMBER OF
FUTURES AND FORWARD CONTRACTS:      GAIN/(LOSS)   GAIN/(LOSS)   UNREALIZED GAIN/(LOSS)     NET ASSETS         CONTRACTS
------------------------------      -----------   -----------   -----------------------   -------------   -----------------
                                         $             $                   $                    %
Foreign currency                      545,662       121,385             667,047                1.15           6,800,319
Interest Rate                         (30,784)      207,014             176,230                0.30               1,132
Commodity                            (166,876)       43,389            (123,487)              (0.21)                437
Equity                                 57,696        --                  57,696                0.10                 209
                                     --------       -------            --------               -----           ---------
    Grand Total:                      405,698       371,788             777,486                1.34
                                     ========       =======                                   =====
    Unrealized Currency Loss                                            (88,278)
                                                                       --------
    Total Net Unrealized Gain per
      Statement of Financial
      Condition                                                         689,208
                                                                       ========

   The accompanying notes are an integral part of these financial statements.

MORGAN STANLEY SPECTRUM SELECT L.P. (FORMERLY, MORGAN STANLEY DEAN WITTER SPECTRUM SELECT L.P.)
SCHEDULE OF INVESTMENTS
PARTNERSHIP NET ASSETS AT DECEMBER 31, 2001: $241,411,585

                                                                                                        NOTIONAL AMOUNTS/
                                      LONG          SHORT               NET             PERCENTAGE OF       NUMBER OF
FUTURES AND FORWARD CONTRACTS:     GAIN/(LOSS)   GAIN/(LOSS)   UNREALIZED GAIN/(LOSS)    NET ASSETS         CONTRACTS
------------------------------     -----------   -----------   ----------------------   -------------   -----------------
                                        $             $                  $                    %
Foreign currency                    3,340,060     5,340,666           8,680,726              3.60        19,685,077,273
Interest rate                        (590,545)    1,010,165             419,620              0.17                 6,472
Commodity                          (1,867,521)     (573,394)         (2,440,915)            (1.01)                2,686
Equity                                142,296       (57,555)             84,741              0.03                   722
                                   ----------     ---------          ----------             -----
    Grand Total:                    1,024,290     5,719,882           6,744,172              2.79
                                   ==========     =========                                 =====
    Unrealized Currency Loss                                         (1,347,436)
                                                                     ----------
    Total Net Unrealized Gain per
      Statement of Financial
      Condition                                                       5,396,736
                                                                     ==========

MORGAN STANLEY SPECTRUM STRATEGIC L.P. (FORMERLY, MORGAN STANLEY DEAN WITTER SPECTRUM STRATEGIC L.P.)
SCHEDULE OF INVESTMENTS
PARTNERSHIP NET ASSETS AT DECEMBER 31, 2001: $68,817,386

                                                                                                         NOTIONAL AMOUNTS/
                                       LONG          SHORT               NET             PERCENTAGE OF       NUMBER OF
FUTURES AND FORWARD CONTRACTS:      GAIN/(LOSS)   GAIN/(LOSS)   UNREALIZED GAIN/(LOSS)    NET ASSETS         CONTRACTS
------------------------------      -----------   -----------   ----------------------   -------------   -----------------
                                         $             $                  $                    %
Foreign currency                      (163,374)    1,006,617             843,243             1.23           13,274,657
Commodity                            2,761,214       632,208           3,393,422             4.93                4,965
Interest rate                          160,801        --                 160,801             0.23                  599
Equity                                 137,400         2,400             139,800             0.20                   35
                                     ---------     ---------           ---------             ----
    Grand Total:                     2,896,041     1,641,225           4,537,266             6.59
                                     =========     =========                                 ====
    Unrealized Currency Loss                                             (45,500)
                                                                       ---------
    Total Net Unrealized Gain per
      Statement of Financial
      Condition                                                        4,491,766
                                                                       =========

MORGAN STANLEY SPECTRUM TECHNICAL L.P. (FORMERLY, MORGAN STANLEY DEAN WITTER SPECTRUM TECHNICAL L.P.)
SCHEDULE OF INVESTMENTS
PARTNERSHIP NET ASSETS AT DECEMBER 31, 2001: $257,947,122

                                                                                                        NOTIONAL AMOUNTS/
                                      LONG          SHORT               NET             PERCENTAGE OF       NUMBER OF
FUTURES AND FORWARD CONTRACTS:     GAIN/(LOSS)   GAIN/(LOSS)   UNREALIZED GAIN/(LOSS)    NET ASSETS         CONTRACTS
------------------------------     -----------   -----------   ----------------------   -------------   -----------------
                                        $             $                  $                    %
Foreign currency                    2,247,864    10,754,547          13,002,411              5.04*       29,705,176,931
Interest rate                        (323,455)    1,378,568           1,055,113              0.41                 8,984
Commodity                          (2,009,527)   (1,765,451)         (3,774,978)            (1.46)                5,538
Equity                                195,865       (31,771)            164,094              0.06                   584
                                   ----------    ----------          ----------             -----
    Grand Total:                      110,747    10,335,893          10,446,640              4.05
                                   ==========    ==========                                 =====
    Unrealized Currency Gain                                          1,058,975
                                                                     ----------
    Total Net Unrealized Gain per
      Statement of Financial
      Condition                                                      11,505,615
                                                                     ==========

----------

*  No single contract value exceeds 5% of net assets.

   The accompanying notes are an integral part of these financial statements.

                         MORGAN STANLEY SPECTRUM SERIES
                         NOTES TO FINANCIAL STATEMENTS
                (INFORMATION WITH RESPECT TO 2002 IS UNAUDITED)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION--Morgan Stanley Spectrum Currency L.P. ("Spectrum Currency"), Morgan Stanley Spectrum Global Balanced L.P. ("Spectrum Global Balanced"), Morgan Stanley Spectrum Select L.P. ("Spectrum Select"), Morgan Stanley Spectrum Strategic L.P. ("Spectrum Strategic") and Morgan Stanley Spectrum Technical L.P. ("Spectrum Technical"), (individually, a "Partnership," or collectively, the "Partnerships"), are limited partnerships organized to engage in the speculative trading of futures contracts, options on futures contracts, and forward contracts on physical commodities and other commodity interests, including, but not limited to foreign currencies, financial instruments, metals, energy and agricultural products (collectively, "futures interests").

The general partner for each Partnership is Demeter Management Corporation ("Demeter"). The non-clearing commodity broker is Morgan Stanley DW Inc. ("Morgan Stanley DW"). The clearing commodity brokers are Morgan Stanley & Co., Inc. ("MS&Co.") and Morgan Stanley & Co. International Limited ("Morgan Stanley International"). Prior to October 2000, Carr Futures Inc. ("Carr") provided clearing and execution services to Spectrum Global Balanced, Spectrum Select, Spectrum Strategic and Spectrum Technical. Demeter, Morgan Stanley DW, MS&Co and Morgan Stanley International are wholly-owned subsidiaries of Morgan Stanley ("Morgan Stanley").

Spectrum Currency commenced trading as of July 3, 2000.

Demeter is required to maintain a 1% minimum interest in the equity of each Partnership and income (losses) are shared by Demeter and the Limited Partners based upon their proportional ownership interests.

USE OF ESTIMATES--The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts in the financial statements and related disclosures. Management believes that the estimates utilized in the preparation of the financial statements are prudent and reasonable. Actual results could differ from those estimates.

REVENUE RECOGNITION--Futures interests are open commitments until settlement date. They are valued at market on a daily basis and the resulting net change in unrealized gains and losses is reflected in the change in unrealized profits (losses) on open contracts from one period to the next in the statements of operations. Monthly, Morgan Stanley DW pays each Partnership interest income based upon 80% of its average daily "Net Assets" (as defined in the limited partnership agreements) for the month in the case of Spectrum Select, Spectrum Technical, Spectrum Strategic, and Spectrum Currency, and 100% in the case of Spectrum Global Balanced. The interest rate is equal to a prevailing rate on U.S. Treasury bills. For purposes of such interest payments, Net Assets do not include monies due the Partnership on futures interests, but not actually received.

NET INCOME (LOSS) PER UNIT--Net income (loss) per Unit is computed using the weighted average number of Units outstanding during the period.

EQUITY IN FUTURES INTERESTS TRADING ACCOUNTS--The Partnerships' asset "Equity in futures interests trading accounts," reflected in the statements of financial condition consists of (A) cash on deposit with Morgan Stanley DW, MS & Co. and Morgan Stanley International to be used as margin for trading; (B) net unrealized gains or losses on open contracts, which are valued at market and calculated as the difference between original contract value and market value, and (C) net option premiums, which represent the net of all monies paid and/or received for such option premiums.

The Partnerships, in their normal course of business, enter into various contracts with MS & Co. and Morgan Stanley International acting as their commodity brokers. Pursuant to brokerage agreements with

MS & Co. and Morgan Stanley International, to the extent that such trading results in unrealized gains or losses, these amounts are offset and reported on a net basis on the Partnerships' statements of financial condition.

The Partnerships have offset the fair value amounts recognized for forward contracts executed with the same counterparty as allowable under terms of the master netting agreements with Morgan Stanley, the sole counterparty on such contracts. The Partnerships have consistently applied their right to offset.

BROKERAGE AND RELATED TRANSACTION FEES AND COSTS--The brokerage fees for Spectrum Global Balanced, and Spectrum Currency are accrued at a flat monthly rate of 1/12 of 4.6% (a 4.6% annual rate) of Net Assets as of the first day of each month.

Brokerage fees for Spectrum Select, Spectrum Technical and Spectrum Strategic are accrued at a flat monthly rate of 1/12 of 7.25% (a 7.25% annual rate) of Net Assets as of the first day of each month.

Such brokerage fees currently cover all brokerage commissions, transaction fees and costs and ordinary administrative and continuing offering expenses.

OPERATING EXPENSES--The Partnerships incur monthly management fees and may incur incentive fees. All common administrative and continuing offering expenses including legal, auditing, accounting, filing fees and other related expenses are borne by Morgan Stanley DW through the brokerage fees paid by the Partnerships.

INCOME TAXES--No provision for income taxes has been made in the accompanying financial statements, as partners are individually responsible for reporting income or loss based upon their respective share of each Partnership's revenues and expenses for income tax purposes.

DISTRIBUTIONS--Distributions, other than redemptions of Units, are made on a pro-rata basis at the sole discretion of Demeter. No distributions have been made to date.

CONTINUING OFFERING--Units of each Partnership are offered at a price equal to 100% of the Net Asset Value per Unit as of the close of business on the last day of the month. No selling commissions or charges related to the continuing offering of Units will be paid by the Limited Partners or the Partnership. Morgan Stanley DW will pay all such costs.

REDEMPTIONS--Limited Partners may redeem some or all of their Units at 100% of the Net Asset Value per Unit as of the end of the last day of any month that is at least six months after the closing at which a person becomes a Limited Partner, upon five business days advance notice by redemption form to Demeter. Thereafter, Units redeemed on or prior to the last day of the twelfth month after such Units were purchased will be subject to a redemption charge equal to 2% of the Net Asset Value of a Unit on the date of such redemption. Units redeemed after the last day of the twelfth month and on or prior to the last day of the twenty-fourth month after which such Units were purchased will be subject to a redemption charge equal to 1% of the Net Asset Value of a Unit on the date of such redemption. Units redeemed after the last day of the twenty-fourth month after which such Units were purchased will not be subject to a redemption charge. The foregoing redemption charges are paid to Morgan Stanley DW. Redemptions must be made in whole Units, in a minimum amount of 50 Units, unless a Limited Partner is redeeming his entire interest in a Partnership.

EXCHANGES--On the last day of the first month which occurs more than six months after a person first becomes a Limited Partner in any of the Partnerships, and the end of each month thereafter, Limited Partners may exchange their investment among the Partnerships (subject to certain restrictions outlined in the Limited Partnership Agreement) without paying additional charges.


DISSOLUTION OF THE PARTNERSHIP--Spectrum Commodity is expected to terminate on January 31, 2003, Spectrum Technical, Spectrum Strategic, Spectrum Global Balanced and Spectrum Currency will terminate on December 31, 2035 and Spectrum Select will terminate on December 31, 2025 regardless of financial condition at such time, or at an earlier date if certain conditions occur as defined in each Partnership's Limited Partnership Agreement.

2.  RELATED PARTY TRANSACTIONS

The Partnerships pay brokerage fees to Morgan Stanley DW as described in Note 1. Each Partnership's cash is on deposit with Morgan Stanley DW, MS & Co. and Morgan Stanley International in futures interests trading accounts to meet margin requirements as needed. Morgan Stanley DW pays interest on these funds as described in Note 1.

3.  TRADING ADVISORS

Demeter, on behalf of each Partnership, retains certain commodity trading advisors to make all trading decisions for the Partnerships. The trading advisors for each Partnership are as follows:

Morgan Stanley Spectrum Select L.P.
  EMC Capital Management, Inc.
  Northfield Trading L.P.
  Rabar Market Research, Inc.
  Sunrise Capital Management, Inc.

Effective May 1, 2001, Northfield Trading L.P. was added as the Partnership's fourth trading advisor.

Morgan Stanley Spectrum Technical L.P.
  Campbell & Company, Inc. ("Campbell")
  Chesapeake Capital Corporation ("Chesapeake")
  John W. Henry & Company, Inc.

Morgan Stanley Spectrum Strategic L.P.
  Allied Irish Capital Management, Ltd. ("AICM")
  Blenheim Capital Management, L.L.C. ("Blenheim")
  Eclipse Capital Management, Inc. ("Eclipse")

Effective August 31, 2001, Blenheim Investments, Inc. changed its name to Blenheim Capital Management, L.L.C.

Effective April 14, 2000, Willowbridge Associates Inc. ("Willowbridge") was terminated as an advisor to the Partnership. The assets of the Partnership previously allocated to Willowbridge were allocated to Eclipse, effective June 26, 2000.

Effective March 4, 1999, Stonebrook Capital Management Inc. ("Stonebrook") was terminated as an advisor to the Partnership. The assets of the Partnership previously allocated to Stonebrook were allocated to AICM, effective June 1, 1999.


Morgan Stanley Spectrum Global Balanced L.P.
  SSARIS Advisors, LLC ("SSARIS")


Morgan Stanley Spectrum Currency L.P.
  John W. Henry & Company, Inc. ("JWH")
  Sunrise Capital Partners, LLC ("Sunrise")

Compensation to the trading advisors by the Partnerships consists of a management fee and an incentive fee as follows:

MANAGEMENT FEE--The management fee for Spectrum Select is accrued at the rate of 1/4 of 1% of Net Assets allocated to each trading advisor on the first day of each month (a 3% annual rate).

The management fee for Spectrum Technical is accrued at the rate of 1/12 of 2% of Net Assets allocated to JWH on the first day of each month, 1/12 of 3% of Net Assets allocated to Campbell on the first day of each month and effective
May 1, 2002, 1/12 of 3%, (reduced from 1/12 of 4%) of Net Assets allocated to Chesapeake on the first day of each month (annual rates of 2%, 3% and 3% respectively). Prior to December 1, 2000, the management fee was accrued to each trading advisor at the rate of 1/3 of 1% of Net Assets on the first day of each month (a 4% annual rate).

The management fee for Spectrum Strategic is accrued at the rate of 1/12 of 3% of Net Assets on the first day of each month (a 3% annual rate). Prior to March 23, 2001, the management fee allocated to Blenheim was accrued at the rate of 1/12 of 4% per month of Net Assets as of the first day of each month (a 4% annual rate).

The management fee for Spectrum Global Balanced is accrued at the rate of 5/48 of 1% of Net Assets on the first day of each month (a 1.25% annual rate).

The management fee for Spectrum Currency is accrued at the rate of 1/12 of 2% of Net Assets on the first day of each month (a 2% annual rate). Prior to December 1, 2000, the management fee was accrued at the rate of 1/3 of 1% of Net Assets allocated to JWH on the first day of each month and 1/4 of 1% of Net Assets allocated to Sunrise on the first day of each month (annual rates of 4% and 3%, respectively).

INCENTIVE FEE--Spectrum Select, Spectrum Strategic and Spectrum Global Balanced each pay a monthly incentive fee equal to 15% of the trading profits experienced with respect to each trading advisor's allocated Net Assets as of the end of each calendar month.

Spectrum Technical pays a monthly incentive fee equal to 20% of the trading profits experienced with respect to the Net Assets allocated to Campbell and JWH as of the end of each calendar month and 19% of trading profits experienced with respect to the Net Assets allocated to Chesapeake as of the end of each calendar month. Prior to December 1, 2000, Spectrum Technical paid an incentive fee equal to 15% of trading profits to Campbell and JWH.

Spectrum Currency pays a monthly incentive fee equal to 20% of the trading profits experienced with respect to each trading advisor's allocated Net Assets as of the end of each month. Prior to December 1, 2000, Spectrum Currency paid a monthly incentive fee equal to 15% of the trading profits.

Trading profits represent the amount by which profits from futures, forwards and options trading exceed losses after brokerage and management fees are deducted.

For all Partnerships when trading losses are incurred, no incentive fee will be paid in subsequent months until all such losses are recovered. Cumulative trading losses are adjusted on a pro-rata basis for the net amount of each months' subscriptions and redemptions.

4.  FINANCIAL INSTRUMENTS

The Partnerships trade futures contracts, options on futures contracts, and forward contracts on physical commodities and other commodity interests, including, but not limited to foreign currencies, financial instruments, metals, energy and agricultural products. Futures and forwards represent contracts for delayed delivery of an instrument at a specified date and price. Risk arises from changes in the value of these contracts and the potential inability of counterparties to perform under the terms of the contracts. There are numerous factors which may significantly influence the market value of these contracts, including interest rate volatility.

The Partnerships' contracts are accounted for on a trade-date basis and marked to market on a daily basis. The Partnerships account for its derivative investments in accordance with the provisions of Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). SFAS No. 133 defines a derivative as a financial instrument or other contract that has all three of the following characteristics:

(1) One or more underlying notional amounts or payment provisions;

(2) Requires no initial net investment or a smaller initial net investment than would be required relative to changes in market factors;

(3) Terms require or permit net settlement.

Generally derivatives include futures, forwards, swaps or options contracts, and other financial instruments with similar characteristics such as caps, floors and collars.

The net unrealized gains (losses) on open contracts is reported as a component of "Equity in futures interests trading accounts" on the statements of financial condition and totaled at September 30, 2002,

December 31, 2001 and 2000, respectively, $21,736,331, $5,396,736 and
$25,552,297 for Spectrum Select, $28,747,719, $11,505,615 and $40,042,309 for
Spectrum Technical, $2,809,550, $4,491,766 and $1,986,132 for Spectrum
Strategic, $(774,736), $689,208 and $3,317,644 for Spectrum Global Balanced, and $(317,329), $3,178,383 and $555,569 for Spectrum Currency.

For Spectrum Select, of the $21,736,331 net unrealized gain on open contracts at September 30, 2002, $19,780,376 related to exchange-traded futures and futures-styled options contracts and $1,955,955 related to off-exchange-traded forward currency contracts. Of the $5,396,736 net unrealized gain on open contracts at December 31, 2001, $1,010,544 related to exchange-traded futures and futures-styled options contracts and $4,386,192 related to off-exchange-traded forward currency contracts. Of the $25,552,297 net unrealized gain on open contracts at December 31, 2000, $23,901,575 related to exchange-traded futures and futures-styled options contracts and $1,650,722 related to off-exchange-traded forward currency contracts.

For Spectrum Technical, of the $28,747,719 net unrealized gain on open contracts at September 30, 2002, $30,172,677 related to exchange-traded futures and futures-styled options contracts and $(1,424,958) related to off-exchange-traded forward currency contracts. Of the $11,505,615 net unrealized gain on open contracts at December 31, 2001, $828,853 related to exchange-traded futures and futures-styled options contracts and $10,676,762 related to off-exchange-traded forward currency contracts. Of the $40,042,309 net unrealized gain on open contracts at December 31, 2000, $37,170,209 related to exchange-traded futures and futures-styled options contracts and $2,872,100 related to off-exchange-traded forward currency contracts.

For Spectrum Strategic, of the $2,809,550 net unrealized gain on open contracts at September 30, 2002, $2,810,586 related to exchange-traded futures and futures-styled options contracts and $(1,036) related to off-exchange-traded forward currency contracts. Of the $4,491,766 net unrealized gain on open contracts at December 31, 2001, $4,491,712 related to exchange-traded futures and futures-styled options contracts and $54 related to off-exchange forward currency contracts and the $1,986,132 net unrealized gain on open contracts at December 31, 2000 all related to exchange-traded futures and futures-styled options contracts.

For Spectrum Global Balanced, of the $(774,736) net unrealized loss on open contracts at September 30, 2002, $(735,253) related to exchange-traded futures contracts and $(39,483) related to off-exchange-traded forward currency contracts. Of the $689,208 net unrealized gain on open contracts at December 31, 2001, $646,308 related to exchange-traded futures contracts and $42,900 related to off-exchange-traded forward currency contracts. Of the $3,317,644 net unrealized gain on open contracts at December 31, 2000, $3,374,178 related to exchange-traded futures contracts and $(56,534) related to off-exchange-traded forward currency contracts.

For Spectrum Currency, the $(317,329) net unrealized loss on open contracts at September 30, 2002, the $3,178,383 net unrealized gain on open contracts at December 31, 2001 and the $555,569 net unrealized gain on open contracts at December 31, 2000 were related to off-exchange-traded forward currency contracts.

Exchange-traded contracts and off-exchange-traded forward currency contracts held by the Partnerships at September 30, 2002 and December 31, 2001 and 2000 mature as follows:


                                                    SEPTEMBER 30,              DECEMBER 31,
                                                   ---------------   ---------------------------------
                                                        2002              2001              2000
                                                   ---------------   ---------------   ---------------
SPECTRUM SELECT
  Exchange-Traded Contracts                        September 2003     December 2002     December 2001
  Off-Exchange-Traded Forward Currency Contracts    December 2002        March 2002        March 2001

SPECTRUM TECHNICAL
  Exchange-Traded Contracts                        September 2003     December 2002     December 2001
  Off-Exchange-Traded Forward Currency Contracts    December 2002        March 2002        March 2001

SPECTRUM STRATEGIC
  Exchange-Traded Contracts                             July 2004     December 2002     December 2001
  Off-Exchange-Traded Forward Currency Contracts     October 2002      January 2002                --

SPECTRUM GLOBAL BALANCED
  Exchange-Traded Contracts                            March 2003        March 2002         June 2001
  Off-Exchange-Traded Forward Currency Contracts    December 2002        March 2002        March 2001

SPECTRUM CURRENCY
  Off-Exchange-Traded Forward Currency Contracts    December 2002        March 2002        March 2001


The Partnerships have credit risk associated with counterparty nonperformance. The credit risk associated with the instruments in which the Partnerships are involved is limited to the amounts reflected in the Partnerships' statements of financial condition.

The Partnerships also have credit risk because Morgan Stanley DW, MS & Co. and Morgan Stanley International act as the futures commission merchants or the counterparties, with respect to most of the Partnerships' assets. Exchange-traded futures and futures-styled options contracts are marked to market on a daily basis, with variations in value settled on a daily basis. Each of Morgan Stanley DW, MS & Co. and Morgan Stanley International, as a futures commission merchant for each Partnership's exchange-traded futures and futures-styled options contracts, are required, pursuant to regulations of the Commodity Futures Trading Commission to segregate from their own assets, and for the sole benefit of their commodity customers, all funds held by them with respect to exchange-traded futures and futures-styled options contracts, including an amount equal to the net unrealized gain on all open futures and futures-styled options contracts, which funds, in the aggregate, totaled at September 30, 2002 and December 31, 2001 and 2000, respectively, $315,926,260, $236,193,605 and $220,456,937 for Spectrum Select, $353,285,693, $247,001,207
and $268,672,299 for Spectrum Technical, $80,255,203, $70,459,374 and
$75,431,959 for Spectrum Strategic, $53,649,708, $58,042,399 and $55,788,482 for
Spectrum Global Balanced, and 77,656,589, 43,241,135 and 14,391,541 for Spectrum Currency. With respect to the Partnerships' off-exchange-traded forward currency contracts, there are no daily settlements of variations in value nor is there any requirement that an amount equal to the net unrealized gain (losses) on open forward contracts be segregated. With respect to those off-exchange-traded forward currency contracts, the Partnerships are at risk to the ability of MS & Co., the sole counterparty on all of such contracts, to perform. Each Partnership has a netting agreement with MS & Co. These agreements, which seek to reduce both the Partnerships' and MS & Co.'s exposure on off-exchange-traded forward currency contracts, should materially decrease the Partnerships' credit risk in the event of MS & Co.'s bankruptcy or insolvency.

5.  FINANCIAL HIGHLIGHTS

SPECTRUM CURRENCY

                                                              PER UNIT:
                                                              ---------
NET ASSET VALUE, JANUARY 1, 2001:                              $ 11.17
                                                               -------
NET OPERATING RESULTS:
  Realized Profit                                                 1.11
  Unrealized Profit                                               1.00
  Interest Income                                                 0.28
  Expenses                                                       (1.15)
                                                               -------
  Net Income                                                      1.24
                                                               -------
NET ASSET VALUE, DECEMBER 31, 2001:                            $ 12.41
                                                               =======
  Expense Ratio                                                    9.8 %
  Net Income Ratio                                                14.0 %
TOTAL RETURN                                                      11.1 %

SPECTRUM GLOBAL BALANCED

                                                              PER UNIT:
                                                              ---------
NET ASSET VALUE, JANUARY 1, 2001:                              $ 16.26
                                                               -------
NET OPERATING RESULTS:
  Realized Profit                                                 1.02
  Unrealized Loss                                                (0.74)
  Interest Income                                                 0.61
  Expenses                                                       (0.94)
                                                               -------
  Net Loss                                                       (0.05)
                                                               -------
NET ASSET VALUE, DECEMBER 31, 2001:                            $ 16.21
                                                               =======
  Expense Ratio                                                    5.8 %
  Net Loss Ratio                                                  (0.3)%
TOTAL RETURN                                                      (0.3)%

SPECTRUM SELECT

                                                              PER UNIT:
                                                              ---------
NET ASSET VALUE, JANUARY 1, 2001:                              $ 23.57
                                                               -------
NET OPERATING RESULTS:
  Realized Profit                                                 4.56
  Unrealized Loss                                                (2.09)
  Interest Income                                                 0.75
  Expenses                                                       (2.83)
                                                               -------
  Net Income                                                      0.39
                                                               -------
NET ASSET VALUE, DECEMBER 31, 2001:                            $ 23.96
                                                               =======
  Expense Ratio                                                   11.4 %
  Net Income Ratio                                                 1.3 %
TOTAL RETURN                                                       1.7 %

SPECTRUM STRATEGIC

                                                              PER UNIT:
                                                              ---------
NET ASSET VALUE, JANUARY 1, 2001:                              $ 10.61
                                                               -------
NET OPERATING RESULTS:
  Realized Profit                                                 0.32
  Unrealized Profit                                               0.37
  Interest Income                                                 0.33
  Expenses                                                       (1.08)
                                                               -------
  Net Loss                                                       (0.06)
                                                               -------
NET ASSET VALUE, DECEMBER 31, 2001:                            $ 10.55
                                                               =======
  Expense Ratio                                                   10.4 %
  Net Loss Ratio                                                  (0.7)%
TOTAL RETURN                                                      (0.6)%

SPECTRUM TECHNICAL

                                                              PER UNIT:
                                                              ---------
NET ASSET VALUE, JANUARY 1, 2001:                              $ 16.08
                                                               -------
NET OPERATING RESULTS:
  Realized Profit                                                 1.78
  Unrealized Loss                                                (1.69)
  Interest Income                                                 0.49
  Expenses                                                       (1.73)
                                                               -------
  Net Loss                                                       (1.15)
                                                               -------
NET ASSET VALUE, DECEMBER 31, 2001:                            $ 14.93
                                                               =======
  Expense Ratio                                                   10.8 %
  Net Loss Ratio                                                  (7.2)%

TOTAL RETURN                                                      (7.2)%

6.  LEGAL MATTERS

    In April 2001, the Appellate Division of New York State dismissed the class action previously disclosed in the Partnerships' Annual Report for the year ended December 31, 2000. Because plaintiffs did not exercise their right to appeal any further, the dismissal constituted a final resolution in this case.

7.  SUBSEQUENT EVENTS

On February 27, 2002, Morgan Stanley Spectrum Select L.P., Morgan Stanley Spectrum Technical L.P., Morgan Stanley Spectrum Strategic L.P., and Morgan Stanley Spectrum Global Balanced L.P. received notification of a preliminary entitlement to payment from the Sumitomo Copper Litigation Settlement Administrator. As of August 31, 2002, the partnerships received payment of this settlement award in the amount of $4,636,156, $306,400, $17,556, and $233,074, respectively.


On January 31, 2003, Morgan Stanley Spectrum Commodity L.P. is expected to terminate.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
  Demeter Management Corporation

We have audited the accompanying statements of financial condition of Demeter Management Corporation (the "Company"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., as of November 30, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements of financial condition based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of financial condition are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of financial condition. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of financial condition presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such statements of financial condition present fairly, in all material respects, the financial position of Demeter Management Corporation at November 30, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
January 11, 2002

                         DEMETER MANAGEMENT CORPORATION
                  (WHOLLY-OWNED SUBSIDIARY OF MORGAN STANLEY)
              PURCHASERS OF UNITS IN A SPECTRUM SERIES PARTNERSHIP
                 WILL NOT RECEIVE ANY INTEREST IN THIS COMPANY.
                       STATEMENTS OF FINANCIAL CONDITION
                      AT OCTOBER 31, 2002 (UNAUDITED) AND
                           NOVEMBER 30, 2001 AND 2000

                                                            OCTOBER 31,           NOVEMBER 30,
                                                            ------------   ---------------------------
                                                                2002           2001           2000
                                                            ------------   ------------   ------------
                                                                 $              $              $
                                                            (UNAUDITED)
ASSETS
Investments in affiliated partnerships                        27,798,083     23,969,483     22,094,121
Income taxes receivable                                          555,103        603,715        578,533
Receivable from affiliated partnerships                              623            680            723
                                                            ------------   ------------   ------------
    Total Assets                                              28,353,809     24,573,878     22,673,377
                                                            ============   ============   ============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Payable to Parent                                           19,560,615     17,968,119     17,082,188
  Accrued expenses                                                36,782         21,600            451
                                                            ------------   ------------   ------------
    Total Liabilities                                         19,597,397     17,989,719     17,082,639
                                                            ------------   ------------   ------------

STOCKHOLDER'S EQUITY:
  Common stock, no par value:
    Authorized 1,000 shares; outstanding 100 shares at
      stated value of $500 per share                              50,000         50,000         50,000
  Additional paid-in capital                                 123,170,000    123,170,000    123,170,000
  Retained earnings                                            8,606,412      6,434,159      5,440,738
                                                            ------------   ------------   ------------
                                                             131,826,412    129,654,159    128,660,738
  Less: Notes receivable from Parent                        (123,070,000)  (123,070,000)  (123,070,000)
                                                            ------------   ------------   ------------
    Total Stockholder's Equity                                 8,756,412      6,584,159      5,590,738
                                                            ------------   ------------   ------------
    Total Liabilities and Stockholder's Equity                28,353,809     24,573,878     22,673,377
                                                            ============   ============   ============

  The accompanying notes are an integral part of these statements of financial condition.

                         DEMETER MANAGEMENT CORPORATION
                  (WHOLLY-OWNED SUBSIDIARY OF MORGAN STANLEY)
              PURCHASERS OF UNITS IN A SPECTRUM SERIES PARTNERSHIP
                 WILL NOT RECEIVE ANY INTEREST IN THIS COMPANY.
                   NOTES TO STATEMENTS OF FINANCIAL CONDITION
                (INFORMATION WITH RESPECT TO 2002 IS UNAUDITED)

                    FOR THE PERIOD FROM DECEMBER 1, 2001 TO
OCTOBER 31, 2002 (UNAUDITED) AND FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000

1.  INTRODUCTION AND BASIS OF PRESENTATION

Demeter Management Corporation ("Demeter") is a wholly-owned subsidiary of Morgan Stanley ("Parent").

Effective June 20, 2002, Morgan Stanley Dean Witter & Co. changed its name to Morgan Stanley.


Demeter manages the following commodity pools as sole general partner: Dean Witter Cornerstone Fund II, Dean Witter Cornerstone Fund III, Dean Witter Cornerstone Fund IV, Columbia Futures Fund, Dean Witter Diversified Futures Fund Limited Partnership, Dean Witter Diversified Futures Fund II L.P., Dean Witter Diversified Futures Fund III L.P., Dean Witter Multi-Market Portfolio L.P., Dean Witter Principal Plus Fund L.P., Dean Witter Principal Plus Fund
Management L.P., Dean Witter Portfolio Strategy Fund L.P., Dean Witter Global Perspective Portfolio L.P., Dean Witter World Currency Fund L.P., Morgan Stanley Spectrum Currency L.P. ("Spectrum Currency"), Morgan Stanley Spectrum Global Balanced, L.P. Morgan Stanley Spectrum Strategic L.P., Morgan Stanley Spectrum Technical L.P., Morgan Stanley Spectrum Select L.P., Morgan Stanley/Chesapeake L.P., Morgan Stanley/JWH Futures Fund L.P., Morgan Stanley/ Market Street Futures Fund L.P., Morgan Stanley Charter MSFCM L.P. ("Charter MSFCM"), Morgan Stanley Charter Graham L.P. ("Charter Graham"), Morgan Stanley Charter
Millburn L.P. ("Charter Millburn"), Morgan Stanley Charter Welton L.P. ("Charter Welton") Morgan Stanley Charter Campbell L.P. ("Charter Campbell"), Morgan Stanley Strategic Alternatives Fund L.P. ("SAFLP") and Morgan Stanley/ Mark J. Walsh & Company L.P.


Each of the commodity pools is a limited partnership organized to engage in the speculative trading of commodity futures contracts, forward contracts on foreign currencies and other commodity interests.

The statements of financial condition are prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts in the financial statements and related disclosures. Management believes that the estimates utilized in the preparation of the financial statements are prudent and reasonable. Actual results could differ from these estimates.

On April 30, 1999, Dean Witter Spectrum Global Balanced L.P. changed its name to Morgan Stanley Dean Witter Spectrum Global Balanced L.P.

On April 30, 1999, Dean Witter Spectrum Select L.P. changed its name to Morgan Stanley Dean Witter Spectrum Select L.P.

On April 30, 1999, Dean Witter Spectrum Strategic L.P. changed its name to Morgan Stanley Dean Witter Spectrum Strategic L.P.

On April 30, 1999, Dean Witter Spectrum Technical L.P. changed its name to Morgan Stanley Dean Witter Spectrum Technical L.P.

On May 4, 1999, Demeter entered into a limited partnership agreement as general partner in Morgan Stanley Strategic Alternatives L.P. ("SAFLP"). SAFLP is the domestic vehicle for investment of client assets. Morgan Stanley Strategic Alternatives Fund ("SAFFI"), is an umbrella unit trust, which is the offshore investment vehicle for client assets. Together SAFLP and SAFFI are members of and invest 100% of their proceeds into Morgan Stanley Strategic
Alternatives L.L.C. which is the investment vehicle organized to engage in the speculative trading of futures interests which commenced trading on May 4, 2000.

                         DEMETER MANAGEMENT CORPORATION
                  (WHOLLY-OWNED SUBSIDIARY OF MORGAN STANLEY)
              PURCHASERS OF UNITS IN A SPECTRUM SERIES PARTNERSHIP
                 WILL NOT RECEIVE ANY INTEREST IN THIS COMPANY.
             NOTES TO STATEMENTS OF FINANCIAL CONDITION (CONTINUED)
                (INFORMATION WITH RESPECT TO 2002 IS UNAUDITED)

On July 6, 1999, DWR/Market Street Futures Fund L.P. changed its name to Morgan Stanley Dean Witter/ Market Street Futures Fund L.P.

On March 6, 2000, Demeter entered into a limited partnership agreement as general partner in Morgan Stanley Spectrum Currency L.P. and registered 12,000,000 Units to be offered to investors in a continuing public offering. Spectrum Currency commenced trading on July 5, 2000.

On March 27, 2000, the Charter Series individually registered additional Units with the SEC; 6,000,000 Units of Charter Graham, 6,000,000 Units of Charter Millburn and 6,000,000 Units of Charter Welton to be offered to investors in a continuing public offering.

Effective with the April 30, 2000 monthly closing, the exchange privilege among the Cornerstone Funds (a "Series Exchange") was terminated.


On June 7, 2000, Demeter entered into a limited partnership agreement as general partner in Morgan Stanley Dean Witter/Mark J. Walsh & Company, L.P. which commenced trading on May 1, 2001.


On October 11, 2000, DWFCM International Access Fund L.P. changed its name to Morgan Stanley Dean Witter Charter DWFCM L.P. On November 1, 2001, Morgan Stanley Dean Witter Charter DWFCM L.P. changed its name to Morgan Stanley Charter MSFCM L.P. Charter MSFCM registered 1,750,000 Units on October 11, 2000 and became open to new investment on a continuous basis starting November 1, 2000. Effective December 1, 2000, Charter MSFCM became part of the Morgan Stanley Dean Witter Charter Series.


Effective November 1, 2001, Morgan Stanley Dean Witter Charter Graham L.P., Morgan Stanley Dean Witter Charter Millburn L.P., and Morgan Stanley Dean Witter Charter Welton L.P. changed their names to Morgan Stanley Charter Graham L.P., Morgan Stanley Charter Millburn L.P., and Morgan Stanley Charter Welton L.P., respectively.


Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Select L.P., Morgan Stanley Dean Witter Spectrum Technical L.P., Morgan Stanley Dean Witter Spectrum Strategic L.P., Morgan Stanley Dean Witter Spectrum Global Balanced L.P., and Morgan Stanley Dean Witter Spectrum Currency L.P. changed their names to Morgan Stanley Spectrum Select L.P., Morgan Stanley Spectrum Technical L.P., Morgan Stanley Spectrum Strategic L.P., Morgan Stanley Spectrum Global Balanced L.P., and Morgan Stanley Spectrum Currency L.P., respectively.

Effective November 28, 2001, Morgan Stanley Dean Witter/Market Street Fund L.P. changed its name to Morgan Stanley/Market Street Futures Fund L.P.

Effective January 22, 2002, Morgan Stanley Dean Witter/Chesapeake L.P. changed its name to Morgan Stanley/Chesapeake L.P,

Effective January 28, 2002, Morgan Stanley Dean Witter/Mark J. Walsh & Company, L.P. changed its name to Morgan Stanley/Mark J. Walsh & Company L.P.

Effective February 6, 2002, Morgan Stanley Dean Witter/JWH Futures Fund L.P. changed its name to Morgan Stanley/JWH Futures Fund L.P.

Effective June 5, 2002, Morgan Stanley Dean Witter Strategic Alternatives L.L.C. changed its name to Morgan Stanley Strategic Alternatives L.L.C.

On July 29, 2002, Charter Campbell registered 3,000,000 Units with the SEC and was added to the Charter Series. Charter Campbell began trading on October 1, 2002.

                         DEMETER MANAGEMENT CORPORATION
                  (WHOLLY-OWNED SUBSIDIARY OF MORGAN STANLEY)
              PURCHASERS OF UNITS IN A SPECTRUM SERIES PARTNERSHIP
                 WILL NOT RECEIVE ANY INTEREST IN THIS COMPANY.
             NOTES TO STATEMENTS OF FINANCIAL CONDITION (CONCLUDED)
                (INFORMATION WITH RESPECT TO 2002 IS UNAUDITED)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INCOME TAXES The results of operations of Demeter are included in the consolidated federal income tax return of Parent. Income taxes are computed on a separate company basis and are due to Parent.

3.  INVESTMENTS IN AFFILIATED PARTNERSHIPS

The limited partnership agreement of each commodity pool requires Demeter to maintain a general partnership interest in each partnership, generally in an amount equal to, but not less than 1 percent of the aggregate capital contributed to the partnership by all partners.

The total assets, liabilities and partners' capital of all the funds managed by Demeter at October 31, 2002, November 30, 2001 and 2000 were as follows:

                                               OCTOBER 31,              NOVEMBER 30,
                                              --------------   -------------------------------
                                                   2002             2001             2000
                                              --------------   --------------   --------------
                                                    $                $                $
                                               (UNAUDITED)
Total assets................................  $1,676,385,712   $1,345,947,554   $1,244,513,096
Total liabilities...........................      28,392,817       21,606,995       27,380,688
Total partners' capital.....................   1,647,992,895    1,324,340,559    1,217,132,408

Demeter's investments in such limited partnerships are carried at market value.

4.  PAYABLE TO PARENT

The Payable to Parent is primarily for amounts due for the purchase of partnership investments, income tax payments made by Parent on behalf of Demeter and the cumulative results of operations.

5.  NET WORTH REQUIREMENT

At October 31, 2002, November 30, 2001 and 2000, Demeter held non-interest bearing notes from its Parent that were payable on demand. These notes were received in connection with additional capital contributions aggregating $123,070,000 at October 31, 2002 and November 30, 2001 and 2000.

The limited partnership agreement of each commodity pool requires Demeter to maintain its net worth at an amount not less than 10% of the capital contributions by all partners in each pool in which Demeter is the general partner (15% if the capital contributions to any partnership are less than $2,500,000, or $250,000, whichever is less).

In calculating this requirement, Demeter's interests in each limited partnership and any amounts receivable from or payable to such partnerships are excluded from net worth. Notes receivable from Parent are included in net worth for purposes of this calculation.

6.  LITIGATION

In April 2001, the Appellate Division of New York State dismissed the class action previously disclosed in Demeter's annual report for the years ended November 30, 2000. Because plaintiffs did not exercise their rights to appeal any further, this dismissal constituted a final resolution of the case.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE MATTERS DESCRIBED HEREIN, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY ANY PERSON WITHIN ANY JURISDICTION IN WHICH SUCH OFFER IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE OF ITS ISSUE.


UNTIL 40 DAYS FROM THE DATE OF THIS PROSPECTUS, ALL DEALERS THAT EFFECT TRANSACTIONS IN THESE SECURITIES, OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                      MORGAN STANLEY SPECTRUM SELECT L.P.
                     MORGAN STANLEY SPECTRUM TECHNICAL L.P.
                     MORGAN STANLEY SPECTRUM STRATEGIC L.P.
                  MORGAN STANLEY SPECTRUM GLOBAL BALANCED L.P.
                     MORGAN STANLEY SPECTRUM CURRENCY L.P.
                 SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2002


    The prospectus dated April 30, 2002 is supplemented by a supplement dated January 24, 2003. You should read the supplement together with the prospectus.



January 24, 2003